      As filed with the Securities and Exchange Commission on June 22, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                                 Vice President
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                          ----------------------------



Date of Fiscal Year End:   October 31, 2005

Date of Reporting Period:  November 1, 2005 - April 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") appears beginning on the following page.

                                                       (MEMBERS LOGO)




                                    MEMBERS(R) MUTUAL FUNDS



                                    SEMIANNUAL REPORT



                                    APRIL 30, 2006



                                    CASH RESERVES FUND



                                    BOND FUND



                                    HIGH INCOME FUND



                                    BALANCED FUND



                                    LARGE CAP VALUE FUND



                                    LARGE CAP GROWTH FUND



                                    MID CAP VALUE FUND



                                    MID CAP GROWTH FUND



                                    INTERNATIONAL STOCK FUND

LETTER TO SHAREHOLDERS


--------------------------------------------------------------------------------
(PHOTO OF DAVID P. MARKS)
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

I am pleased to provide my first letter to you as President of MEMBERS Mutual Funds. Although I am replacing Larry Halverson as author of this letter, he continues to be an invaluable resource as a Trustee for the Board and helping with the transition of the equity team.


Beginning in November, 2005 we instituted a number of changes within the MEMBERS Mutual Fund structure. First we aligned each portfolio with a specific portfolio manager who has now taken direct responsibility for each portfolio. We have hired two new, very experienced portfolio managers (Bruce Ebel and Livia Asher) and are in the process of hiring additional research talent. We have put in place a robust attribution process that allows us to evaluate and understand the portfolio performance daily, and lastly, we have over-layed all of this with a macroeconomic viewpoint that adds an additional level of long-term focus.


All of these changes (people, process, and portfolio alignment) are meant to improve performance and allow for more consistent results over the long term. We are pleased with the progress and the way the team is working together. We feel very confident that these changes will benefit our shareholders and help produce more consistent and stronger results as the people and processes are fully implemented.

The attached Report provides summaries of the activities and performance of each of the MEMBERS Funds.

We appreciate the opportunity to serve your investment needs and are very committed to your long-term investment success. If you have any questions please do not hesitate to contact me directly. I am committed to make you proud of not only the way MEMBERS Mutual Funds conducts its business and serves the Credit Union market and its members, but also that our performance is competitive with today's leaders in the money management business.

Sincerely,

/s/ DAVID P. MARKS
David P. Marks, CFA
President

                       Not part of the Semiannual Report.

-------------------------------------------------------------------------------

SUMMARY OF U.S. ECONOMIC AND FINANCIAL MARKET CONDITIONS

U.S. ECONOMY

The U.S. economy expanded in the six months ended April 30, 2006, with growth depressed in late 2005 by the aftereffects of the Gulf hurricanes, but then reaccelerating in 2006. Hurricanes Katrina and Rita provided the most powerful shock to the U.S. economy since the 9/11 attacks in 2001. The hurricanes disrupted transportation, drove up the prices of commodities, and shut down economic activity all along the Gulf Coast. Gasoline prices soared after the hurricanes devastated a huge swath of energy-related infrastructure, and the resulting direct hit to household budgets curbed consumer spending. However, both the industrial and service sectors proved resilient. Wage growth picked up, job creation resumed, "core" (ex-food and energy) inflation receded, and holiday retail sales were solid. Corporations continued to invest in capital goods, and the housing market, despite some cooling, remained a major contributor to growth. Despite the uneven pace of growth, the economy expanded near what is believed to be its long-term potential rate of 3.5% during the period.

U.S. STOCKS

U.S. stocks posted solid gains over the period, which began during a downdraft in equity markets as market participants realized that the Gulf hurricanes had a significant negative impact on the U.S. economy. Market participants were reassured after corporate earnings growth remained robust despite the hurricanes. Smaller stocks continued to out-perform large-cap stocks. It is becoming increasingly clear that the long period of small stock out-performance derives in part from the increasing clout of hedge funds in equity markets. As their assets have grown, hedge funds have preferred to invest in smaller companies that are more volatile and less followed by analysts and researchers. The higher volatility makes investing via derivatives potentially more profitable while the lack of research coverage gives hedge funds an informational advantage over other market players. The Russell 2000(R) Index of small-cap stocks returned 18.91% during the period, and the S&P 500 Index of large-cap stocks returned 9.64%.

U.S. BONDS

U.S. bonds posted negative returns overall. The U.S. Federal Reserve ("the Fed") increased short-term interest rates four times during the period in 25 basis-point increments, taking the benchmark Federal Funds rate from 3.75% to 4.75%. U.S. Treasury bonds at longer durations under-performed as the yield curve, after a period of inversion, underwent a parallel upward shift. Investment-grade and high-yield corporate bond spreads remained historically tight, with high-yield corporates out-performing other types of domestic bonds during the period. Investors remain confident about the financial health and cash flow generation of corporate America, but there are concerns about "event risk" as merger and acquisition activity affects individual bond issues.

INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

Economic growth picked up in the euro-zone after a sluggish summer and remained very strong in Asia, with China continuing to post 9%+ real GDP growth and consumer spending picking up in Japan and the developing economies of southeast Asia. Convinced that the Japanese expansion has strong momentum, the Bank of Japan announced that it would begin paring back its policy of flooding its financial system with liquidity. This, along with the Fed's ongoing campaign of monetary tightening, caused some jitters in emerging markets, but emerging markets stocks continued to out-perform other international stocks during the period. Both European and Japanese stocks also out-performed U.S. stocks in U.S. dollar-denominated terms as the dollar weakened against the yen and euro. The MSCI Emerging Markets Free Index rose 37.77% during the period, while the MSCI EAFE Index of developed markets stocks rose 23.10%. The overall pace of global economic growth increased during the period.

                       Not part of the Semiannual Report.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FUND PERFORMANCE REVIEWS
         Bond Fund..........................................    2
         High Income Fund...................................    4
         Balanced Fund......................................    6
         Large Cap Value Fund...............................    8
         Large Cap Growth Fund..............................   10
         Mid Cap Value Fund.................................   12
         Mid Cap Growth Fund................................   14
         International Stock Fund...........................   16

PORTFOLIOS OF INVESTMENTS
         Cash Reserves Fund.................................   18
         Bond Fund..........................................   19
         High Income Fund...................................   24
         Balanced Fund......................................   31
         Large Cap Value Fund...............................   37
         Large Cap Growth Fund..............................   39
         Mid Cap Value Fund.................................   41
         Mid Cap Growth Fund................................   45
         International Stock Fund...........................   47

FINANCIAL STATEMENTS
         Statements of Assets and Liabilities...............   54
         Statements of Operations...........................   56
         Statements of Changes in Net Assets................   58
         Financial Highlights...............................   62

NOTES TO FINANCIAL STATEMENTS...............................   71

OTHER INFORMATION...........................................   78

TRUSTEES AND OFFICERS.......................................   82

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

-------------------------------------------------------------------------------

BOND FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT
Dean "Jack" Call, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Bond Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's interest rate sensitivity. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

- ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market; and

- NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.
--------------------------------------------------------------------------------

The MEMBERS Bond Fund returned 0.39% (Class A shares at net asset value) during the six-month period ended April 30, 2006, slightly underperforming the Merrill Lynch U.S. Domestic Master Index which returned 0.50%.

While we reduced the "barbell" strategy (an investment strategy to overweight bonds of longer and shorter maturities) in the fourth quarter of 2005, it was not altogether abandoned and continued to contribute to performance as the yield curve continued to flatten, with the spread between 2-Year U.S. Treasury Notes and 10-Year Treasury Bonds narrowing to as little as -16 basis points (February
24th). Performance was also helped by management's decision to overweight spread sectors such as corporate bonds, asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS"). Performance was hurt by an overweight position in discount mortgages and being overweight on the long end of the yield curve in March and April.

At the tactical level, performance was helped by security selection in ABS and long-term CMBS. In the corporate sector, security selection was index-like with outperformers canceling out underperformers. Also in the corporate segment, performance was helped by overweighting the bonds of utility and industrial companies and underweighting financial bonds. Within the industrial sector, management's decision to overweight cyclical services companies helped performance while underweighting communications companies detracted from performance.

We have further reduced the "barbelling" of the portfolio, believing that the Fed's new phase of "data dependency" will diminish potential excess returns from the strategy. As we anticipate the end of the Fed's tightening campaign, we will reposition the portfolio toward a more neutral curve position (a "laddered" posture). The fund should perform well if sectors offering incremental yield such as corporates and mortgages continue to perform in a market with low volatility and positive economic growth. However, we remain wary of "event risk" (companies increasing their financial leverage to make acquisitions, using their cash reserves to buy back some of their stock or reducing their credit standing through other such activities) and we continue to monitor the portfolio's holdings closely for signs of such possibilities.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
2

BOND FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                       Class A Shares (Includes    Class B Shares (Includes     Merrill Lynch U.S. Domestic Master
                       Maximum Sales Charge)(2)   Maximum Applicable Cdsc)(3)                 Index
                       ------------------------   ---------------------------   ----------------------------------
12/29/97                       $ 9,550                      $10,000                          $10,000
4/98                             9,680                        9,667                           10,219
4/99                            10,280                       10,195                           10,870
4/00                            10,401                       10,372                           11,005
4/01                            11,369                       11,418                           12,350
4/02                            12,128                       12,286                           13,311
4/03                            13,212                       13,184                           14,739
4/04                            13,241                       13,214                           15,012
4/05                            13,875                       13,774                           15,817
4/06                            13,911                       13,691                           15,923

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  (PIE CHART)

Mortgage Backed                                                33%
Corporate Notes and Bonds                                      27%
U.S. Government and Agency Obligations                         23%
Asset Backed                                                    7%
Commercial Mortgage Backed                                      7%
Cash and Other Net Assets                                       2%
Private Label Mortgage Backed                                   1%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        0.26%    1.73%     4.12%        4.61%        -4.21%     0.18%    3.17%        4.04%
Class B Shares(3)       -0.39     1.01      3.35         3.84         -4.72     -0.07     3.00         3.84
Merrill Lynch U.S.
  Domestic Master
  Index                  0.67     2.61      5.21         5.74            --        --       --           --

(2) Maximum Sales Charge is 4.50% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on December 29, 1997.

--------------------------------------------------------------------------------

HIGH INCOME FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager or managers" approach. Shenkman Capital Management, Inc. ("SCM") is currently the only subadviser for the High Income Fund. Mark R. Shenkman; Frank X. Whitley; Mark R. Flanagan, CPA, CFA; Robert Stricker, CFA; and Steve Schweitzer are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the High Income Fund.

PRINCIPAL INVESTMENT STRATEGIES
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities
--------------------------------------------------------------------------------

The MEMBERS High Income Fund generated a positive return of 4.54% (Class A shares at net asset value) for the six-month period ended April 30, 2006, modestly underperforming the Merrill Lynch High Yield Master II Index which returned 4.98% for the same period. The high yield market saw an additional boost in the latter part of the period as new issuance significantly failed to keep up with overall demand. Some key highlights driving the market during the reporting period included the following: CCC rated and lower priced securities outperformed better quality and par plus securities; yield spreads continued to compress; and default rates declined further. This outperformance of lower rated securities coupled with the fund's emphasis on relatively sound BB credits hindered performance relative to the benchmark for the period.

Some of the key drivers of the fund's positive performance during the period were holdings in the cable, gaming, services, telecom, and technology sectors. The portfolio also benefited by avoiding two highly levered issuers that are large components of the overall market, but do not meet SCM's credit quality standards, as these credits significantly underperformed. The portfolio continues to be well-positioned from both a credit and interest rate perspective. The portfolio has an average rating of B2/B, an average price of approximately $101.97, and an average duration of 3.6 years.

The high yield sector appears to be on its way to posting its fourth consecutive year of outperformance versus other U.S. fixed income sectors. The high yield market's period return of approximately 4.98% was in sharp contrast to investment grade corporates and U.S. Treasuries, which posted low returns for the period of only 0.04% and 0.15%, respectively. If inflation remains at current levels and the U.S. job market does not tighten significantly from current levels, the Fed will most likely be nearing the end of its credit tightening cycle. However, further increases beyond a 5.25% Federal Funds rate could damage the equity market's rally and dampen investor demand for high yield. We believe that investors' need for current income remains a solid pillar of support for the high yield market. In addition, we are encouraged that investors' expectations for high yield performance remain relatively low. With many investors focused on other asset classes, the high yield market may quietly continue to produce favorable returns that are supported by solid fundamental factors, including steady economic growth and low default rates, as well as several positive technical factors, such as a limited supply of securities and robust demand for current income.

MEMBERS Capital Advisors, Inc. - Adviser

Shenkman Capital Management, Inc. - Subadviser

--------------------------------------------------------------------------------
4

HIGH INCOME FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                       Class A Shares (Includes    Class B Shares (Includes     Merrill Lynch U.S. High Yield
                       Maximum Sales Charge)(2)   Maximum Applicable CDSC)(3)          Master II Index
                       ------------------------   ---------------------------   -----------------------------
12/29/97                       $ 9,550                      $10,000                        $10,000
4/98                             9,826                        9,800                         10,346
4/99                            10,198                       10,091                         10,679
4/00                            10,113                       10,114                         10,385
4/01                            10,019                       10,001                         10,453
4/02                            10,081                       10,223                         10,818
4/03                            10,933                       10,947                         11,641
4/04                            12,147                       12,145                         13,356
4/05                            12,810                       12,710                         14,224
4/06                            13,885                       13,671                         15,516


(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Telecommunications                 9%    Technology                              4%    Apparel/Textiles             1%
Gaming                             8%    Utilities                               4%    Auto Parts & Equipment       1%
Support Services                   7%    Cash and Other Net Assets               3%    Environmental                1%
Health Care                        6%    Chemicals                               3%    Food and Drug Retailers      1%
Media - Cable                      6%    Media - Broadcasting                    3%    Hotels                       1%
Oil and Gas                        6%    Beverage/Food                           2%    Leisure and Entertainment    1%
Consumer Products                  5%    Building Materials                      2%    Restaurants                  1%
Aerospace/Defense                  4%    Forestry/Paper                          2%    Transportation               1%
Media - Diversified and Services   4%    General Industrial and Manufacturing    2%    Automotive                   0%*
Non Food and Drug Retailers        4%    Metals and Mining                       2%    Steel                        0%*
Printing and Publishing            4%    Packaging                               2%

*Rounds to 0%


AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006



                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        8.40%     8.30%     6.74%       4.59%         3.55%    6.63%     5.76%        4.02%
Class B Shares(3)        7.56      7.46      5.96        3.82          3.06     6.44      5.66         3.82
Merrill Lynch U.S.
  High Yield Master II
  Index                  9.09     10.05      8.22        5.41            --       --        --           --



(2) Maximum Sales Charge is 4.50% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.


--------------------------------------------------------------------------------

BALANCED FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT
John H. Brown, CFA, and Dean "Jack" Call, CFA, at MEMBERS Capital Advisors are co-lead portfolio managers and are responsible for deciding which securities are purchased or sold in the Balanced Fund. They are supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund typically invests in equity or bond securities which are similar to those in which the Large Cap Growth, Large Cap Value and Bond Funds invest.
--------------------------------------------------------------------------------

The six months ended April 30, 2006 was a period of positive returns for stocks, but relatively flat returns for bonds. Yields of treasury notes and bonds with maturities greater than two years rose between 0.4% and 0.5%. Inflation expectations increased, as crude oil prices gained 20% and gold rose 35% during the period. The riskier assets performed the best during the period. Emerging market and high yield bonds beat AAA-rated and treasury bonds. Equity returns were fueled by the emerging market and international stocks as they gained 38% and 23% respectively. Small stocks rose 16%. However, the broad market as measured by the Russell 1000(R) Index was ahead over 9%, and more specifically, the largest 100 stocks (blue chips), rose only 7%. Among the ten sectors, performance was led by the inflation beneficiaries (materials, energy, and industrials), while the defensive stable issues (consumer staples, health care, and utilities) lagged.

The MEMBERS Balanced Fund gained 4.91% during the period (Class A shares at net asset value). The bond position, roughly one-third of the fund, turned in a slightly positive return as interest coupons earned offset modestly falling bond prices, which were responding to rising interest rates.

The stock portion of the fund, roughly two-thirds of the fund, turned in positive results. Results lagged the broader stock market benchmarks, a result of underperformance in the consumer discretionary, health care, and information technology sectors, while our energy holdings were a nice boost to performance.

Sector allocation had little impact, while stock selection in large capitalization stocks was a negative impact. Our focus on undervalued, large capitalization, blue chip stocks held back relative returns, as lower quality performed better than higher quality during the period.

The Balanced Fund ended the period over benchmark weight in the consumer staples, health care, industrials, and energy sectors.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
6

BALANCED FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                                                  Class B Shares (Includes
                       Class A Shares (Includes      Maximum Applicable      Merrill Lynch U.S. Domestic
                       Maximum Sales Charge)(2)           CDSC)(3)                  Master Index           Russell 1000(R) Index
                       ------------------------   ------------------------   ---------------------------   ---------------------
12/29/97                       $ 9,425                    $10,000                      $10,000                    $10,000
4/98                            10,281                     10,432                       10,219                     11,671
4/99                            11,736                     11,420                       10,870                     14,041
4/00                            12,653                     12,852                       11,005                     15,789
4/01                            12,579                     12,728                       12,350                     13,632
4/02                            11,993                     12,329                       13,311                     11,999
4/03                            11,228                     11,357                       14,739                     10,384
4/04                            12,792                     12,952                       15,012                     12,866
4/05                            13,607                     13,675                       15,817                     13,792
4/06                            14,678                     14,640                       15,923                     16,096

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  (PIE CHART)

Common Stocks                                                  67%
Mortgage Backed                                                10%
U.S. Government and Agency Obligations                         10%
Corporate Notes and Bonds                                       8%
Commercial Mortgage Backed                                      2%
Cash and Other Net Assets                                       2%
Asset Backed                                                    1%
Private Label Mortgage Backed                                   0%

*Rounds to 0%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        7.87%     9.34%    3.13%        5.46%         1.69%    7.21%     1.92%        4.71%
Class B Shares(3)        7.06      8.52     2.36         4.68          2.56     7.52      1.99         4.68
Merril Lynch U.S.
  Domestic Master
  Index                  0.67      2.61     5.21         5.74            --       --        --           --
Russell 1000(R) Index   16.71     15.73     3.38         5.87            --       --        --           --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on December 29, 1997.

--------------------------------------------------------------------------------

LARGE CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Value Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT
Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Value Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Large Cap Value Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Value Index if smaller). The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.
--------------------------------------------------------------------------------

In spite of high energy prices and rising interest rates, U. S. stocks managed to advance quite strongly over the six-month period ended April 30, 2006. The fund returned a historically very attractive 10.23% (Class A shares at net asset value) for the period while the Russell 1000(R) Value Index returned 12.87%.

Performance was dampened by disappointing results in health care stocks, particularly pharmaceuticals where Watson Pharmaceuticals announced it was planning to acquire another generic drug manufacturer, causing Watson's price to fall. Other large pharmaceutical companies also saw earnings fall short of expectations at the same time expected long-term growth rates were slowing. In information technology, leading companies with solid business models like Intel, Automatic Data Processing and CA, Inc. failed to maintain investors' expectations and suffered price declines in spite of the generally rising market.

Partially offsetting these and other under-performing areas was the energy sector where the fund was slightly overweighted relative to the Russell 1000(R) Value Index and where stock selection was particularly favorable due to management's decision to emphasize equipment and services companies (Transocean, Schlumberger and Cooper Cameron).

The Large Cap Value Fund was maintaining its modest overweight in energy stocks as it entered the second half of the fiscal year, reflecting management's belief that oil prices may ease from their peaks, but are likely to remain high indefinitely. Management expects improving relative performance from its pharmaceutical stocks as the year progresses, and also looks for some recovery in the nation's leading technology companies as investors seek dependable earnings as overall economic growth slows in response to rising interest rates and persistently high energy prices. This slowing is not expected to reach recessionary levels, however, so equity market returns should remain positive as the year progresses.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
8

LARGE CAP VALUE FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                       Class A Shares (Includes    Class B Shares (Includes
                       Maximum Sales Charge)(2)   Maximum Applicable CDSC)(3)   Russell 1000(R) Value Index
                       ------------------------   ---------------------------   ---------------------------
12/29/97                       $ 9,425                      $10,000                       $10,000
4/98                            10,928                       11,114                        11,429
4/99                            12,910                       12,287                        13,039
4/00                            13,654                       13,893                        12,533
4/01                            12,430                       12,566                        13,339
4/02                            11,300                       11,609                        12,817
4/03                             9,286                        9,365                        11,150
4/04                            11,577                       11,709                        14,078
4/05                            12,643                       12,695                        16,039
4/06                            14,542                       14,486                        18,975

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  (PIE CHART)

Consumer Discretionary                                          8%
Consumer Staples                                                6%
Energy                                                         15%
Financials                                                     34%
Health Care                                                     8%
Industrials                                                     8%
Information Technology                                          5%
Materials                                                       4%
Telecommunication Services                                      5%
Consumer Discretionary                                          8%
Utilities                                                       6%
Cash and Other Net Assets                                       1%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       15.02%    16.13%    3.19%        5.34%         8.42%    13.86%    1.97%        4.59%
Class B Shares(3)       14.11     15.27     2.40         4.55          9.61     14.38     2.03         4.55
Russell 1000(R) Value
  Index                 18.31     19.39     7.30         7.98            --        --       --           --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on December 29, 1997.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Bruce A. Ebel, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Growth Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Large Cap Growth Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Growth Index if smaller). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.
--------------------------------------------------------------------------------

The six-month period ended April 30, 2006 presented many challenges for stock investors, but was rewarding for most sectors of the market as consumers continued to drive the economy forward in spite of the post-Katrina slowdown. The MEMBERS Large Cap Growth Fund returned 4.64% (Class A shares at net asset value) in spite of the significant portfolio restructuring completed during this period. This restructuring was undertaken to sharpen the fund's investment focus on large cap growth stocks (as described in the February 28, 2006 prospectus). The fund's representative market index, the Russell 1000(R) Growth Index, advanced 7.06% over this six-month period.

The fund's return relative to the Russell 1000(R) Growth Index was reduced primarily by its holdings of consumer discretionary and information technology stocks. Although the consumer area underperformed the general market and the fund was underweighted in the sector, the individual stocks owned in the fund significantly underperformed the group. For example, eBay declined nearly 20% during the period from its purchase to April 30 in response to tempered earnings guidance from company management. This stock single-handedly reduced the fund's return by -0.30%. Cheesecake Factory dampened returns by about -0.16% for similar reasons as the market became very intolerant of performance shortfalls or even reductions in the growth expectations of company management.

Information technology stocks that proved costly to the fund this period included some of the sector's leading companies like Intel and Yahoo!. Here, too, any suspicion by the street of slowing earnings growth produced significant and immediate price declines.

Positive contributions came from the consumer staples area where, for example, the fund's significant position in Colgate-Palmolive responded well to its improving fundamentals. The fund also benefited from its holdings in Goldman Sachs and other capital markets stocks, which are experiencing strong earnings from their merger and acquisition activities.

The fund continues to see many attractive growth stocks, especially among the larger, leading firms. We expect these more stable and dependable growers of earnings to receive increased attention from the market as its appetite for risk declines in the face of our slowing economy.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
10

LARGE CAP GROWTH FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                                                  CLASS A SHARES (INCLUDES
                       CLASS B SHARES (INCLUDES      MAXIMUM APPLICABLE                              RUSSELL 1000(R) GROWTH
                       MAXIMUM SALES CHARGE)(2)           CDSC)(3)           RUSSELL 1000(R) INDEX           INDEX
                       ------------------------   ------------------------   ---------------------   ----------------------
12/29/97                       $ 9,425                    $10,000                   $10,000                 $10,000
4/98                            11,057                     11,261                    11,671                  12,162
4/99                            12,558                     12,034                    14,041                  15,389
4/00                            14,585                     14,870                    15,789                  19,632
4/01                            14,708                     14,940                    13,632                  13,301
4/02                            12,057                     12,401                    11,999                  10,627
4/03                             9,674                      9,779                    10,384                   9,102
4/04                            11,801                     11,969                    12,866                  11,072
4/05                            12,475                     12,552                    13,792                  11,116
4/06                            13,630                     13,619                    16,096                  12,804

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  (PIE CHART)

Consumer Discretionary                                          8%
Consumer Staples                                               11%
Energy                                                          6%
Financials                                                      5%
Health Care                                                    21%
Industrials                                                    15%
Information Technology                                         28%
Materials                                                       1%
Telecommunication Services                                      2%
Consumer Discretionary                                          8%
Utilities                                                       1%
Cash and Other Net Assets                                       2%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        9.25%    12.11%    -1.51%       4.52%         2.98%     9.92%    -2.67%       3.78%
Class B Shares(3)        8.49     11.30     -2.22        3.77          3.99     10.35     -2.62        3.77
Russell 1000(R) Index   16.71     15.73      3.38        5.87            --        --        --          --
Russell 1000(R) Growth
  Index                 15.18     12.05     -0.76        3.01            --        --        --          --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on December 29, 1997.

--------------------------------------------------------------------------------

MID CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Value Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Livia S. Asher, CFA, at MEMBERS Capital Advisors ("MCA") currently manages the majority of the assets of the fund and is responsible for deciding which securities are purchased or sold in the portion of the Mid Cap Value Fund MCA manages. She is supported by a team of sector specialists and analysts. MCA as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Value Fund, focusing on the smaller-cap portion of the fund. Stephen T. O'Brien, CFA, at Wellington Management is the lead portfolio manager of this portion of the fund. He is assisted by Timothy J. McCormack CFA, and Shaun F. Pedersen.

PRINCIPAL INVESTMENT STRATEGIES
The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Value Index if greater), and will under normal market conditions, maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed, and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The Mid Cap Value Fund includes smaller, less developed issuers, which may have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies, using profits to expand rather than to pay dividends.
--------------------------------------------------------------------------------

For the six-month period ended April 30, 2006 the MEMBERS Mid Cap Value Fund returned 13.23% (Class A shares at net asset value), modestly outperforming the Russell Midcap(R) Value Index return of 13.58% and lagging the Russell 2500(TM) Value Index return of 15.33%.

Sectors of strong relative performance included materials, industrials, information technology and consumer staples. In contrast, weaker performance occurred within the utilities, health care and financials. However, the fund actually added positive relative performance within the utility sector by both being underweight the sector and being positioned in the better performing individual stocks within the sector.

Similarly, we gained strong relative positive variance of 0.74% versus the Russell Midcap(R) Value Index within consumer staples as we were particularly overweight in food and food retailers. Within food we chose to invest in Hain Celestial Group, an out of benchmark name that appreciated 39% during this six-month period. We also owned Albertson's that agreed to be acquired. Combined, these two stocks added nearly 0.30% to relative performance.

The return versus the Russell Midcap(R) Value Index was most severely negatively impacted by our holdings within the financial sector, -1.2%. We were underweight in this sector, particularly within non-bank industries, where our underweight in the REIT sector, an area that marched into its seventh year of outperformance, pulled down results. We were also underweight within insurance, and while that decision proved correct, our positioning within the reinsurance market post the hurricane season proved to be early. Still, our relative performance was bolstered within financials by our overweight of the broker stocks, where our single largest stock holding in Bear Stearns was especially positive.

Within industrials we saw a mixed picture with our overweight in temporary employment company Manpower and railroad CSX adding 0.20% and 0.21%, respectively, to relative performance. However, we took profits a little too early within metals, selling steel manufacturer Nucor and hurting our overall performance by 0.28%.

As we entered the second half of the fiscal year, the portfolio was positioned for a still strong, though moderating, economy and somewhat stretched consumer. As such we maintain our overweight in consumer staples but underweight consumer discretionary. We have a slight overweight bias to industrials, materials, information technology and health care. Our overweight in energy reflects our view of long-term supply constraints. Finally, assuming that interest rates have not yet peaked we remain underweight financial stocks though our overweight within capital markets is intact. Importantly, we remain focused on picking individual stocks within our overall framework that reflect our assumptions for the economy and the stock market.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

--------------------------------------------------------------------------------
12

MID CAP VALUE FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                                                  CLASS B SHARES (INCLUDES
                       CLASS A SHARES (INCLUDES      MAXIMUM APPLICABLE      RUSSELL MIDCAP(R) VALUE   RUSSELL 2500(TM) VALUE
                       MAXIMUM SALES CHARGE)(2)           CDSC)(3)                    INDEX                    INDEX
                       ------------------------   ------------------------   -----------------------   ----------------------
2/28/01                        $ 9,425                    $10,000                    $10,000                  $10,000
4/01                             9,793                      9,930                     10,258                   10,277
4/02                            10,601                     11,160                     11,121                   12,014
4/03                             8,630                      8,705                      9,621                   10,189
4/04                            11,281                     11,370                     12,981                   14,307
4/05                            12,212                     12,330                     15,616                   16,287
4/06                            15,139                     15,332                     19,481                   20,655

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  (PIE CHART)

Consumer Discretionary                                         10%
Consumer Staples                                                9%
Energy                                                          7%
Financials                                                     28%
Health Care                                                     6%
Industrials                                                    10%
Information Technology                                          9%
Materials                                                       8%
Telecommunication Services                                      1%
Utilities                                                      10%
Cash and Other Net Assets                                       2%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       23.97%    20.60%     9.10%        9.60%       16.88%    18.24%    7.83%        8.35%
Class B Shares(3)       23.16     19.60      8.25         8.75        18.66     18.78     7.96         8.62
Russell Midcap(R)
  Value Index           24.75     26.51     13.69        13.77           --        --       --           --
Russell 2500(TM) Value
  Index                 26.82     26.56     14.98        15.05           --        --       --           --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on February 28, 2001.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser of the Mid Cap Growth Fund. Francis J. Boggan, CFA, at Wellington Management is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Mid Cap Growth Fund.

PRINCIPAL INVESTMENT STRATEGIES
The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of mid-size and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Growth Index if greater).
Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry-leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.
--------------------------------------------------------------------------------

During the six-month period ended April 30, 2006, the MEMBERS Mid Cap Growth Fund returned 15.30% (Class A shares at net asset value), outperforming the custom benchmark(1) return of 11.34%. The Russell Midcap(R) Growth Index returned 15.18% during the period, while the Russell 2500(TM)Growth Index returned 19.11%.

Favorable stock selection produced positive benchmark-relative results in almost all sectors during the six-month period. Stock selection was strongest within the information technology and financials sectors. The fund's underweight allocation to the weak performing consumer staples sector also contributed positively to performance. Positive relative results were somewhat offset by weak stock selection and an underweight allocation to the strongest performing sector, telecommunication services.

Key individual contributors to relative performance were Penn National Gaming (consumer services), Network Appliance (technology hardware & equipment), and Shuffle Master (consumer services). Penn National Gaming, an owner and operator of gaming properties and horse racetracks, rose sharply after receiving positive regulatory rulings regarding two casino properties. Data management firm, Network Appliance, rose in conjunction with strong revenue growth and a broadening product lineup. Shuffle Master, a gaming and casino supplier, increased as a result of its successful acquisition of an Australian equipment maker.

Positive results were partially offset by Coventry Health Care (health care equipment & services), DR Horton (consumer durables & apparel), and Electronic Arts (software & services). Coventry Health Care's stock slumped with uncertainties surrounding Medicare reimbursement rates. Homebuilder DR Horton declined, reflecting rising inventory levels and interest rates. Video game manufacturer Electronic Arts lowered guidance as software sales fell shy of expectations.

In this environment, we continue to find many high-quality, predictable-growth companies to include in the fund. As a result of bottom-up investment decisions, we ended the period with an overweight to the consumer discretionary and health care sectors relative to the Russell 2500(TM) Growth Index and an underweight to industrials and consumer staples. We continue to find no shortage of companies that we think should be able to deliver improving margins, growing profits, and higher returns on investments.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

(1)The custom benchmark is composed of the following: the Russell 3000(R) Growth Index from 5/31/02 to 2/28/06 and the Russell 2500(TM) Growth Index for periods thereafter.

--------------------------------------------------------------------------------
14

MID CAP GROWTH FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                        CLASS A SHARES       CLASS B SHARES
                       (INCLUDES MAXIMUM    (INCLUDES MAXIMUM    RUSSELL 3000(R)   RUSSELL 2500(TM)   RUSSELL MIDCAP(R)
                       SALES CHARGE)(2)    APPLICABLE CDSC)(3)    GROWTH INDEX       GROWTH INDEX       GROWTH INDEX
                       -----------------   -------------------   ---------------   ----------------   -----------------
2/29/00                     $9,425               $10,000             $10,000           $10,000             $10,000
4/00                         8,087                 8,194              10,022             8,621               9,357
4/01                         5,353                 5,405               6,840             6,424               6,599
4/02                         3,949                 4,130               5,521             5,823               5,609
4/03                         3,450                 3,473               4,692             4,632               4,674
4/04                         4,486                 4,528               5,768             6,505               6,363
4/05                         4,562                 4,613               5,786             6,678               6,812
4/06                         5,825                 5,910               6,763             8,953               8,738

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  (PIE CHART)

Consumer Discretionary                                         23%
Energy                                                         11%
Financials                                                     11%
Health Care                                                    18%
Industrials                                                    14%
Information Technology                                         18%
Materials                                                       3%
Telecommunication Services                                      1%
Cash and Other Net Assets                                       1%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       27.69%    19.08%     1.70%       -7.51%       20.23%    16.78%    0.49%        -8.39%
Class B Shares(3)       26.82     18.19      0.98        -8.17        22.32     17.35     0.59         -8.17
Russell 3000(R) Growth
  Index                 16.90     12.96     -0.22        -6.14           --        --       --            --
Russell 2500(TM)
  Growth Index          34.07     24.57      6.86        -1.78           --        --       --            --
Russell Midcap(R)
  Growth Index          28.27     23.19      5.77        -2.16

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on February 29, 2000.

--------------------------------------------------------------------------------

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Lazard Asset Management LLC is currently the only subadviser for the International Stock Fund. Lazard manages the fund on team basis. John R. Reinsberg, CFA; Gabrielle
M. Boyle, CFA; Michael A. Bennett, CFA; Michael Powers, CFA; and Michael G. Fry, CFA, are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the International Stock Fund.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs" -- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.
--------------------------------------------------------------------------------

The MEMBERS International Stock Fund returned 23.20% (Class A shares at net asset value) during the six-month period ended April 30, 2006, compared to returns of 23.10% for the MSCI EAFE Index, 28.15% for the MSCI EAFE Small Cap Index, and 37.77% for the MSCI Emerging Markets Index. The fund is comprised of a mix of strategies encompassing the aforementioned markets and benefited from structural allocations to both the small cap and emerging market segments.

INTERNATIONAL LARGE CAP
International stocks posted solid gains in November and December, as the outlook for international economies continued to be positive. Despite a modest pullback in February, the first quarter of 2006 witnessed a sharp rally in international markets, propelled by a continuation of strong profit growth, and coupled with robust merger and acquisition activity, particularly in Europe. Among the developed markets, Europe and Japan posted the most positive returns over the period, while the United Kingdom lagged. The Japanese market, which had soared during the second half of 2005, witnessed profit taking in the first quarter of 2006. From a sector perspective, materials, industrials, technology, and financials were among the best performers. While all sectors posted positive returns, telecom services, health care, and consumer staples lagged. The portfolio benefited from stock selection in the financial, consumer discretionary, and technology sectors. Stock selection in telecom services and consumer staples detracted from performance. Of the top ten stocks in this part of the fund, by weight, the most positive contributors were Credit Suisse Group and Mitsubishi UFJ Financial Group, while Nestle S.A. and Novartis AG detracted from returns.

INTERNATIONAL SMALL CAP
International small caps witnessed positive performance over the six-month period ended April 30, 2006. The MSCI EAFE Small Cap Index posted a gain of 28.6%, modestly outperforming international large cap stocks. While all sectors posted positive returns, telecom services, utilities, and consumer staples lagged. Stock selection in industrials and financials benefited performance over the period. Conversely, stock selection in information technology hurt returns, as did an overweight position and stock selection in consumer discretionary. Of the portfolio's top ten stocks, by weight, top performers were USG People NV and Man Group PLC, while the weakest performers were Elekta AB and Neopost. Despite the poor performance of the latter two companies' share prices, we are confident in the underlying fundamentals of the businesses and remain shareholders.

INTERNATIONAL EMERGING MARKETS
Emerging markets equities experienced solid returns for the period gaining 37.6% in U.S. dollar terms, aided by heightened interest in the asset class. Capital flows have been particularly robust thus far in 2006, exceeding the total for 2005 as a whole. All regions performed well during this period. The materials, energy, industrials, and financials sectors were the best performers over the last six months. The health care and telecom services sectors underperformed.

--------------------------------------------------------------------------------
16

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

Performance was helped by solid security selection within the materials sector. Top contributors to performance included shares in Telkom Indonesia (Indonesia), which rose sharply due to robust cellular demand, and PetroBras (Brazil) shares, which gained based on continued high oil prices. An underweight position in energy detracted from performance, as did stock selection within the energy and consumer discretionary sectors. Stock selection within Russia also detracted from returns, as shares in Trader Media East fell on poor management guidance. In Asia, Yanzhou Coal (China) shares fell after the company announced higher-than-expected costs, and ChinaTrust (Taiwan) shares also fell based on concerns about potential political legislation governing personal bankruptcy regulation.
MEMBERS Capital Advisors, Inc. - Adviser
Lazard Asset Management LLC - Subadviser

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                                  (LINEGRAPH)

                                                                                 MORGAN STANLEY INTERNATIONAL
                       CLASS A SHARES (INCLUDES    CLASS B SHARES (INCLUDES     EUROPE, AUSTRALASLA & FAR EAST
                       MAXIMUM SALES CHARGE)(2)   MAXIMUM APPLICABLE CDSC)(3)      INDEX (MSCI EAFE INDEX)
                       ------------------------   ---------------------------   ------------------------------
12/29/97                       $ 9,425                      $10,000                        $10,000
4/98                            11,104                       11,301                         11,659
4/99                            11,084                       10,916                         12,802
4/00                            10,981                       11,103                         14,616
4/01                             9,632                        9,703                         12,270
4/02                             9,044                        9,291                         10,599
4/03                             7,895                        7,983                          8,912
4/04                            10,942                       11,062                         12,543
4/05                            12,920                       12,984                         14,477
4/06                            17,478                       17,419                         19,399

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  (PIE CHART)

Africa                                                          2%
Europe (Excluding United Kingdom)                              47%
Japan                                                          20%
Latin America                                                   4%
Pacific Basin                                                   7%
United Kingdom                                                 14%
Other Countries                                                 2%
Cash and Other Net Assets                                       4%

AVERAGE ANNUAL TOTAL RETURN THROUGH APRIL 30, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       35.28%    30.33%    12.65%       7.69%        27.53%    27.77%    11.33%       6.93%
Class B Shares(3)       34.15     29.32     11.81        6.88         29.65     28.62     11.56        6.88
MSCI EAFE Index         34.00     29.60      9.59        8.27            --        --        --          --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on December 29, 1997.

--------------------------------------------------------------------------------

CASH RESERVES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                CORPORATE NOTES AND BONDS - 8.02%
-------------------------------------------------
              FINANCE - 8.02%
$   475,000   Bank of America
              Corp.
              7.125%, due
              09/15/06...........  $     480,070
    700,000   Goldman Sachs Group, Inc.,
              Series B (G)
              4.866%, due
              08/01/06...........        700,119
                                     -----------
              TOTAL CORPORATE NOTES AND BONDS
              ( Cost
              $1,180,189 ).......      1,180,189

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 83.27%
-------------------------------------------------
              FEDERAL AGRICULTURAL MORTGAGE CORP.
              (A) - 5.39%
    800,000   4.850%, due
              07/07/06...........        792,779
                                     -----------
              FEDERAL FARM CREDIT BANK - 22.01%
    700,000   4.650%, due
              05/03/06 (A).......        699,819
    700,000   4.716%, due
              06/01/06 (G).......        699,988
    700,000   4.761%, due
              07/14/06 (G).......        700,000
    400,000   4.350%, due
              07/17/06 (A).......        396,279
    750,000   4.850%, due
              07/26/06 (A).......        741,310
                                     -----------
                                       3,237,396
                                     -----------
              FEDERAL HOME LOAN BANK (A) - 6.78%
    700,000   4.640%, due
              05/08/06...........        699,369
    300,000   4.760%, due
              06/16/06...........        298,175
                                     -----------
                                         997,544
                                     -----------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 19.03%
    700,000   4.670%, due
              05/02/06 (A).......        699,909
    200,000   4.680%, due
              05/05/06 (A).......        199,896
    650,000   4.660%, due
              05/09/06 (A).......        649,327
    250,000   4.740%, due
              05/30/06 (A).......        249,046
  1,000,000   4.990%, due
              01/26/07 (G).......      1,000,000
                                     -----------
                                       2,798,178
                                     -----------



   FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (A) - 14.12%
    500,000   4.680%, due
              05/12/06...........        499,285
    600,000   4.740%, due
              06/07/06...........        597,077
  1,000,000   4.470%, due
              10/02/06...........        980,878
                                     -----------
                                       2,077,240
                                     -----------



   TENNESSEE VALLEY AUTHORITY (A) -
              4.75%
    700,000   4.700%, due
              05/18/06...........        698,446
                                     -----------

Par Value                          Value (Note 2)
---------                          --------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(CONTINUED)
-------------------------------------------------
              U.S. TREASURY BILLS (A) - 11.19%
$   900,000   4.450%, due
              05/18/06...........  $     898,109
    750,000   4.531%, due
              05/25/06...........        747,734
                                     -----------
                                       1,645,843
                                     -----------
              TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              ( Cost
              $12,247,426 )......     12,247,426
Shares
------
                     INVESTMENT COMPANIES - 8.90%
-------------------------------------------------
    593,089   J.P. Morgan Prime
              Money Market
              Fund...............        593,089
    715,136   SSgA Prime Money
              Market Fund........        715,136
                                     -----------
              TOTAL INVESTMENT COMPANIES
              ( Cost
              $1,308,225 ).......      1,308,225

                      TOTAL INVESTMENTS - 100.19%
-------------------------------------------------
( Cost $14,735,840** )...............  14,735,840

       NET OTHER ASSETS AND LIABILITIES - (0.19)%
-------------------------------------------------
                                         (27,435)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $  14,708,405
-------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $14,735,840.
 (A) Rate noted represents annualized yield at time of purchase.
 (G) Floating rate note. Date shown is next reset date.



--------------------------------------------------------------------------------
18

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                             ASSET BACKED - 6.97%
-------------------------------------------------
$   67,225   ABSC Long Beach Home Equity Loan
             Trust,
             Series 2000-LB1, Class AF5 (M)
             8.550%, due
             09/21/30............  $      67,052
   300,000   Ameriquest Mortgage Securities,
             Inc.,
             Series 2004-FR1, Class M2 (M)
             5.207%, due
             05/25/34............        293,541
   860,000   Citibank Credit Card Issuance Trust,
             Series 2004-A1, Class A1
             2.550%, due
             01/20/09............        843,888
   464,137   Countrywide Asset-Backed
             Certificates,
             Series 2003-S1, Class A4 (M)
             5.009%, due
             12/25/32............        462,561
   560,000   GMAC Mortgage Corp. Loan Trust,
             Series 2004-HE2, Class M1 (G)
             3.950%, due
             10/25/33............        541,134
   457,650   Green Tree Financial Corp.,
             Series 1998-2, Class A6
             6.810%, due
             12/01/27............        457,145
 1,500,000   New Century Home Equity Loan Trust,
             Series 2003-5, Class AI5
             5.500%, due
             11/25/33............      1,493,899
   580,000   Park Place Securities, Inc.,
             Series 2004-WWF1, Class M10 (G)(M)
             7.459%, due
             02/25/35............        576,402
 1,621,000   Residential Asset Mortgage Products,
             Inc.,
             Series 2003-RS9, Class AI5
             4.990%, due
             03/25/31............      1,613,206
   315,000   Soundview Home Equity Loan Trust,
             Series 2005-B, Class M6 (M)
             6.175%, due
             05/25/35............        312,776
   440,000   Wells Fargo Home Equity Trust,
             Series 2004-2, Class M8A (C)(G)
             7.959%, due
             03/25/33............        439,972
                                     -----------
             TOTAL ASSET BACKED
             ( Cost
             $7,143,418 )........      7,101,576

               COMMERCIAL MORTGAGE BACKED - 7.35%
-------------------------------------------------
   557,753   Bear Stearns Commercial Mortgage
             Securities,
             Series 2001-TOP4, Class A1
             5.060%, due
             11/15/16............        553,473
   525,000   Bear Stearns Commercial Mortgage
             Securities,
             Series 2004-T16, Class A2
             3.700%, due
             02/13/46............        507,978
   525,000   Bear Stearns Commercial Mortgage
             Securities,
             Series 2004-T16, Class A6 (G)
             4.750%, due
             02/13/46............        490,623
   325,000   Bear Stearns Commercial Mortgage
             Securities,
             Series 2005-T20, Class F (C)(G)
             5.156%, due
             10/12/42............        305,893

Par Value                          Value (Note 2)
---------                          --------------
           COMMERCIAL MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
$1,100,000   Government National Mortgage
             Association,
             Series 2004-43, Class C (G)
             5.008%, due
             12/16/25............  $   1,066,565
 1,200,000   Greenwich Capital Commercial Funding
             Corp.,
             Series 2004-GG1, Class A7 (G)
             5.317%, due
             06/10/36............      1,171,126
   800,000   LB-UBS Commercial Mortgage Trust,
             Series 2004-C8, Class A6 (G)
             4.799%, due
             12/15/29............        753,730
    12,445   Morgan Stanley Capital I,
             Series 1999-CAM1, Class A3
             6.920%, due
             03/15/32............         12,430
 1,150,000   Morgan Stanley Capital I,
             Series 2004-HQ4, Class A7
             4.970%, due
             04/14/40............      1,091,598
   500,000   Morgan Stanley Capital I,
             Series 2004-T13, Class A3
             4.390%, due
             09/13/45............        470,883
   330,000   Multi Security Asset Trust,
             Series 2005-RR4A, Class J (C)(G)
             5.880%, due
             11/28/35............        273,088
   814,123   Wachovia Bank Commercial Mortgage
             Trust,
             Series 2003-C6, Class A1
             3.364%, due
             08/15/35............        789,013
                                     -----------
             TOTAL COMMERCIAL MORTGAGE BACKED
             ( Cost
             $7,812,670 )........      7,486,400

            PRIVATE LABEL MORTGAGE BACKED - 1.04%
-------------------------------------------------
 1,066,604   Bank of America Alternative Loan
             Trust,
             Series 2005-12, Class 3CB1
             6.000%, due
             01/25/36............      1,054,687
                                     -----------
             TOTAL PRIVATE LABEL MORTGAGE BACKED
             ( Cost
             $1,067,670 )........      1,054,687

               CORPORATE NOTES AND BONDS - 26.62%
-------------------------------------------------
             CAPITAL GOODS - 0.97%
 1,000,000   Caterpillar Financial Services
             Corp.,
             Series F
             2.500%, due
             10/03/06............        988,550
                                     -----------
             CONSUMER DISCRETIONARY - 2.09%
   750,000   American Association of Retired
             Persons (C)
             7.500%, due
             05/01/31............        876,257
   700,000   Carnival Corp. (D)
             3.750%, due
             11/15/07............        682,538
   575,000   Erac USA Finance Co. (C)
             6.700%, due
             06/01/34............        569,730
                                     -----------
                                       2,128,525
                                     -----------



--------------------------------------------------------------------------------
                                                                              19

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             CONSUMER STAPLES - 0.72%
$  750,000   Coca-Cola Enterprises, Inc. (O)
             4.375%, due
             09/15/09............  $     728,064
                                     -----------
             ENERGY - 1.67%
   240,000   Amerada Hess Corp.
             7.875%, due
             10/01/29............        273,380
   500,000   Burlington Resources Finance Co.
             5.700%, due
             03/01/07............        499,868
   400,000   Pemex Project Funding Master Trust
             (O)
             7.375%, due
             12/15/14............        424,000
   450,000   Valero Energy Corp.
             7.500%, due
             04/15/32............        504,206
                                     -----------
                                       1,701,454
                                     -----------
             FINANCE - 6.36%
   500,000   AIG SunAmerica Global Financing XII
             (C)
             5.300%, due
             05/30/07............        499,148
   500,000   American General Finance Corp.,
             Series H
             4.625%, due
             09/01/10............        479,521
   500,000   Bear Stearns Cos., Inc.
             7.800%, due
             08/15/07............        514,933
   500,000   CIT Group, Inc.
             7.375%, due
             04/02/07............        509,061
   290,000   GE Global Insurance Holding Corp.
             7.000%, due
             02/15/26............        308,180
   330,000   GE Global Insurance Holding Corp.
             7.750%, due
             06/15/30............        381,910
   750,000   Goldman Sachs Group, Inc.
             5.700%, due
             09/01/12............        749,114
   750,000   HSBC Finance Corp.
             6.500%, due
             11/15/08............        770,256
   500,000   Merrill Lynch & Co., Inc.
             7.375%, due
             05/15/06............        500,324
   500,000   U.S. Bank N.A.
             6.300%, due
             02/04/14............        515,849
   750,000   Wachovia Corp.
             4.950%, due
             11/01/06............        748,503
   500,000   Washington Mutual Finance Corp.
             6.250%, due
             05/15/06............        500,172
                                     -----------
                                       6,476,971
                                     -----------
             FORESTRY/PAPER - 0.35%
   325,000   Westvaco Corp.
             8.200%, due
             01/15/30............        355,844
                                     -----------
             HEALTH CARE - 1.36%
   500,000   Eli Lilly & Co.
             6.570%, due
             01/01/16............        529,259
   325,000   Genentech, Inc.
             5.250%, due
             07/15/35............        281,589

Par Value                          Value (Note 2)
---------                          --------------
             HEALTH CARE (CONTINUED)
$  345,000   Merck & Co., Inc.
             6.400%, due
             03/01/28............  $     342,955
   230,000   Wyeth (O)
             6.500%, due
             02/01/34............        232,939
                                     -----------
                                       1,386,742
                                     -----------
             INDUSTRIALS - 5.57%
   240,000   Boeing Co.
             8.625%, due
             11/15/31............        311,870
   215,000   D.R. Horton, Inc.
             5.250%, due
             02/15/15............        195,728
   500,000   DaimlerChrysler N.A. Holding Corp.
             4.750%, due
             01/15/08............        493,421
 1,000,000   Dow Chemical Co.
             5.750%, due
             12/15/08............      1,009,726
   800,000   General Electric Co.
             5.000%, due
             02/01/13............        773,453
   250,000   General Motors Acceptance Corp. (O)
             6.125%, due
             08/28/07............        243,009
   850,000   General Motors Acceptance Corp.
             7.250%, due
             03/02/11............        812,704
   200,000   International Paper Co.
             7.875%, due
             08/01/06............        201,006
   215,000   Pulte Homes, Inc. (O)
             5.200%, due
             02/15/15............        196,926
   192,000   Raytheon Co.
             4.500%, due
             11/15/07............        189,483
   235,000   Waste Management, Inc.
             7.125%, due
             12/15/17............        252,183
   500,000   Weyerhaeuser Co. (O)
             6.875%, due
             12/15/33............        490,777
   525,000   WM Wrigley Jr. Co.
             4.300%, due
             07/15/10............        502,949
                                     -----------
                                       5,673,235
                                     -----------
             PIPELINE - 0.36%
   345,000   KN Energy, Inc.
             7.250%, due
             03/01/28............        361,471
                                     -----------
             REAL ESTATE INVESTMENT TRUSTS -
             0.26%
   270,000   Simon Property Group, L.P. (O)
             5.625%, due
             08/15/14............        263,595
                                     -----------
             TELECOMMUNICATIONS - 1.84%
   500,000   Bellsouth Capital Funding
             7.875%, due
             02/15/30............        565,101
   400,000   Cisco Systems, Inc.
             5.500%, due
             02/22/16............        389,920
   200,000   Telephone & Data Systems, Inc.
             7.000%, due
             08/01/06............        200,423
   250,000   Verizon Wireless Capital LLC
             5.375%, due
             12/15/06............        250,126



--------------------------------------------------------------------------------
20

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)
$  500,000   Vodafone Group PLC (D)
             5.000%, due
             12/16/13............  $     470,649
                                     -----------
                                       1,876,219
                                     -----------
             TRANSPORTATION - 1.08%
   285,000   Burlington Northern Santa Fe Corp.
             8.125%, due
             04/15/20............        338,678
   359,000   Norfolk Southern Corp.
             5.590%, due
             05/17/25............        333,162
   390,000   Norfolk Southern Corp.
             7.050%, due
             05/01/37............        425,950
                                     -----------
                                       1,097,790
                                     -----------
             UTILITIES - 3.99%
   550,000   Constellation Energy Group, Inc.
             4.550%, due
             06/15/15............        494,982
   750,000   DTE Energy Co.
             6.450%, due
             06/01/06............        750,596
   500,000   Energy East Corp.
             8.050%, due
             11/15/10............        543,607
   750,000   Niagara Mohawk Power Corp.
             7.750%, due
             05/15/06............        750,618
   285,000   Pacific Gas and Electric Co.
             6.050%, due
             03/01/34............        272,617
   250,000   Progress Energy,
             Inc. (O)
             7.750%, due
             03/01/31............        283,334
   200,000   Sierra Pacific Power
             Co. (C)
             6.000%, due
             05/15/16............        193,722
   750,000   Wisconsin Electric
             Power 6.500%, due
             06/01/28............        770,876
                                     -----------
                                       4,060,352
                                     -----------
             TOTAL CORPORATE NOTES AND BONDS
             ( Cost
             $27,527,773 ).......     27,098,812

                         MORTGAGE BACKED - 32.67%
-------------------------------------------------
             FEDERAL HOME LOAN
             MORTGAGE CORP. - 4.38%
   850,201   5.000%, due 05/01/18
             Pool # E96322.......        828,230
     8,709   8.000%, due 06/01/30
             Pool # C01005.......          9,264
    51,219   7.000%, due 03/01/31
             Pool # C48133.......         52,683
   164,040   6.500%, due 01/01/32
             Pool # C62333.......        167,375
 2,549,717   5.000%, due 07/01/33
             Pool # A11325.......      2,419,389
   268,937   6.000%, due 10/01/34
             Pool # A28439.......        268,320

Par Value                          Value (Note 2)
---------                          --------------
                      MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
             FEDERAL HOME LOAN
             MORTGAGE CORP. (CONTINUED)
$  280,576   6.000%, due 10/01/34
             Pool # A28598.......  $     279,933
   231,472   5.000%, due 04/01/35
             Pool # A32315.......        218,919
   234,499   5.000%, due 04/01/35
             Pool # A32316.......        221,781
                                     -----------
                                       4,465,894
                                     -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION - 28.14%
 1,362,386   4.000%, due 04/01/15
             Pool # 255719.......      1,285,569
   969,547   5.500%, due 04/01/16
             Pool # 745444 (H)...        965,517
    64,143   6.000%, due 05/01/16
             Pool # 582558.......         64,989
   844,174   5.500%, due 02/01/18
             Pool # 673194.......        838,780
 1,012,783   5.000%, due 05/01/20
             Pool # 813965.......        986,435
 1,126,216   4.500%, due 09/01/20
             Pool # 835465.......      1,072,836
   114,654   6.000%, due 05/01/21
             Pool # 253847.......        115,088
   765,830   5.500%, due 12/01/22
             Pool # 254587.......        751,339
    47,912   7.000%, due 12/01/29
             Pool # 762813.......         49,404
   105,223   7.000%, due 11/01/31
             Pool # 607515.......        108,316
   155,585   6.000%, due 02/01/32
             Pool # 611619.......        155,336
   487,131   6.500%, due 03/01/32
             Pool # 631377.......        496,733
    14,589   7.000%, due 04/01/32
             Pool # 641518.......         15,015
    45,033   7.000%, due 05/01/32
             Pool # 644591.......         46,357
 1,256,155   6.500%, due 06/01/32
             Pool # 545691.......      1,280,917
   428,616   6.000%, due 12/01/32
             Pool # 676552.......        427,931
 2,188,610   5.500%, due 04/01/33
             Pool # 690206.......      2,131,431
   425,406   6.000%, due 08/01/33
             Pool # 729418.......        424,221
   871,529   6.000%, due 08/01/33
             Pool # 729423.......        869,101
 1,084,609   5.000%, due 10/01/33
             Pool # 254903.......      1,029,717



--------------------------------------------------------------------------------
                                                                              21

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                      MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION (CONTINUED)
$1,740,944   5.500%, due 11/01/33
             Pool # 555880.......  $   1,695,460
   163,487   5.000%, due 05/01/34
             Pool # 775604.......        155,006
   416,114   5.000%, due 05/01/34
             Pool # 780890.......        394,528
   259,114   5.000%, due 06/01/34
             Pool # 255230.......        245,672
 2,110,284   5.500%, due 06/01/34
             Pool # 780384.......      2,052,765
    37,934   7.000%, due 07/01/34
             Pool # 792636.......         39,008
   429,482   5.500%, due 08/01/34
             Pool # 793647.......        417,776
 1,629,371   5.500%, due 03/01/35
             Pool # 815976.......      1,582,950
   752,690   5.500%, due 07/01/35
             Pool # 825283.......        731,246
 1,054,393   5.000%, due 08/01/35
             Pool # 829670.......        997,582
   460,875   5.500%, due 08/01/35
             Pool # 826872.......        447,745
   830,727   5.000%, due 09/01/35
             Pool # 820347.......        785,967
   929,755   5.000%, due 09/01/35
             Pool # 835699.......        879,660
 1,066,383   5.000%, due 10/01/35
             Pool # 797669.......      1,008,926
 1,093,156   5.500%, due 10/01/35
             Pool # 836912.......      1,062,012
   993,036   5.000%, due 11/01/35
             Pool # 844504.......        939,531
 1,081,473   5.000%, due 11/01/35
             Pool # 844809.......      1,023,203
 1,136,495   5.000%, due 12/01/35
             Pool # 850561.......      1,075,261
                                     -----------
                                      28,649,330
                                     -----------
             GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION - 0.15%
    23,776   8.000%, due 10/20/15
             Pool # 002995.......         25,157
    74,263   6.500%, due 02/20/29
             Pool # 002714.......         75,860
    52,317   6.500%, due 04/20/31
             Pool # 003068.......         53,374
                                     -----------
                                         154,391
                                     -----------
             TOTAL MORTGAGE BACKED
             ( Cost
             $34,067,152 ).......     33,269,615

Par Value                          Value (Note 2)
---------                          --------------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.96%
-------------------------------------------------
             FEDERAL FARM CREDIT BANK - 0.51%
$  500,000   5.875%, due
             10/03/16............  $     517,264
                                     -----------
             FEDERAL HOME LOAN
             MORTGAGE CORP. - 2.76%
 2,500,000   4.875%, due
             11/15/13............      2,431,588
   400,000   4.500%, due
             01/15/14............        379,456
                                     -----------
                                       2,811,044
                                     -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION - 3.48%
 1,400,000   4.000%, due
             09/02/08............      1,361,794
 1,095,000   4.625%, due 10/15/14
             (O).................      1,043,688
 1,000,000   6.625%, due
             11/15/30............      1,141,646
                                     -----------
                                       3,547,128
                                     -----------
             U.S. TREASURY BONDS - 2.15%
 1,745,000   6.250%, due 05/15/30
             (O).................      1,972,122
   210,000   5.375%, due 02/15/31
             (O).................        213,150
                                     -----------
                                       2,185,272
                                     -----------
             U.S. TREASURY NOTES - 14.06%
   350,000   2.000%, due 05/15/06
             (O).................        349,617
 2,250,000   2.625%, due 11/15/06
             (O).................      2,222,226
 1,500,000   3.125%, due
             01/31/07............      1,479,785
   800,000   3.375%, due 02/28/07
             (O).................        789,782
 1,000,000   4.000%, due 08/31/07
             (O).................        988,359
 1,040,000   3.000%, due 11/15/07
             (O).................      1,010,993
 1,470,000   3.750%, due 05/15/08
             (O).................      1,438,304
 2,280,000   3.000%, due 02/15/09
             (O).................      2,168,850
   650,000   3.875%, due 05/15/10
             (O).................        625,625
   300,000   3.875%, due 09/15/10
             (O).................        287,836
   100,000   4.500%, due 11/15/10
             (O).................         98,332
   550,000   4.000%, due 02/15/15
             (O).................        509,609
   360,000   4.250%, due 08/15/15
             (O).................        338,498
 2,100,000   4.500%, due 11/15/15
             (O).................      2,009,765
                                     -----------
                                      14,317,581
                                     -----------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS
             ( Cost
             $23,875,728 ).......     23,378,289



--------------------------------------------------------------------------------
22

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                    INVESTMENT COMPANIES - 20.29%
-------------------------------------------------
 2,568,172   SSgA Prime Money
             Market Fund (N).....  $   2,568,172
18,089,008   State Street
             Navigator Securities
             Lending Portfolio
             (I).................     18,089,008
                                     -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $20,657,180 ).......     20,657,180

                      TOTAL INVESTMENTS - 117.90%
-------------------------------------------------
( Cost $122,151,591** ).............  120,046,559

      NET OTHER ASSETS AND LIABILITIES - (17.90)%
-------------------------------------------------
                                     (18,229,439)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $ 101,817,120
-------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $122,221,606.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.13% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of April 30, 2006.
 (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 (N) Security segregated for forward or when-issued purchase commitments outstanding as of April 30, 2006.
 (O) All (or portion of security) on loan.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
                                                                              23

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
               CORPORATE NOTES AND BONDS - 95.71%
-------------------------------------------------
             AEROSPACE/DEFENSE - 3.78%
$  185,000   Argo-Tech Corp.
             9.250%, due
             06/01/11............  $     194,944
   250,000   Armor Holdings, Inc.
             8.250%, due
             08/15/13............        266,875
   260,000   BE Aerospace, Inc.,
             Series B
             8.875%, due
             05/01/11............        271,700
   300,000   DI Finance/DynCorp
             International,
             Series B
             9.500%, due
             02/15/13............        313,500
   200,000   DRS Technologies, Inc.
             7.625%, due
             02/01/18............        205,250
   195,000   K&F Acquisition, Inc.
             7.750%, due
             11/15/14............        199,387
   205,000   L-3 Communications Corp.
             6.125%, due
             01/15/14............        196,800
   335,000   TransDigm, Inc.
             8.375%, due
             07/15/11............        351,750
                                     -----------
                                       2,000,206
                                     -----------
             APPAREL/TEXTILES - 1.21%
   200,000   Levi Strauss & Co. (G)(O)
             9.740%, due
             04/01/12............        208,250
   195,000   Levi Strauss & Co.
             12.250%, due
             12/15/12............        220,350
   200,000   Warnaco, Inc.
             8.875%, due
             06/15/13............        210,500
                                     -----------
                                         639,100
                                     -----------
             AUTOMOTIVE - .26%
   150,000   Ford Motor Credit Co.
             6.625%, due
             06/16/08............        140,932
                                     -----------
             BEVERAGE/FOOD - 2.22%
   150,000   B&G Foods, Inc.
             8.000%, due
             10/01/11............        153,750
   250,000   Del Monte Corp.
             6.750%, due
             02/15/15............        238,750
   300,000   Doane Pet Care Company
             10.625%, due
             11/15/15............        366,000
   125,000   Michael Foods, Inc.
             8.000%, due
             11/15/13............        125,313
   200,000   NBTY, Inc. (C)
             7.125%, due
             10/01/15............        189,000
   100,000   Pinnacle Foods Holding Corp. (O)
             8.250%, due
             12/01/13............        100,250
                                     -----------
                                       1,173,063
                                     -----------
             BUILDING MATERIALS - 2.40%
   300,000   Goodman Global Holding Co., Inc.
             7.875%, due
             12/15/12............        300,000

Par Value                          Value (Note 2)
---------                          --------------
             BUILDING MATERIALS (CONTINUED)
$  500,000   Interface, Inc.
             7.300%, due
             04/01/08............  $     507,500
   172,000   Interface, Inc.
             10.375%, due
             02/01/10............        188,340
    65,000   Jacuzzi Brands, Inc.
             9.625%, due
             07/01/10............         69,631
   200,000   Nortek, Inc.
             8.500%, due
             09/01/14............        205,000
                                     -----------
                                       1,270,471
                                     -----------
             CHEMICALS - 3.42%
   110,000   Equistar Chemicals L.P./
             Equistar Funding Corp.
             10.625%, due
             05/01/11............        119,900
   288,000   Huntsman International LLC (O)
             10.125%, due
             07/01/09............        293,040
   175,000   Lyondell Chemical Co.
             9.500%, due
             12/15/08............        182,438
   115,000   Lyondell Chemical Co.
             11.125%, due
             07/15/12............        127,075
    60,000   Nalco Co.
             7.750%, due
             11/15/11............         60,300
   160,000   Nalco Co. (O)
             8.875%, due
             11/15/13............        165,200
   375,000   Resolution Performance Products,
             Inc. (O)
             13.500%, due
             11/15/10............        401,250
   143,000   Rhodia S.A. (D)(O)
             10.250%, due
             06/01/10............        159,802
    95,000   Rockwood Specialties Group, Inc.
             10.625%, due
             05/15/11............        103,075
   200,000   Rockwood Specialties Group, Inc.
             7.500%, due
             11/15/14............        199,500
                                     -----------
                                       1,811,580
                                     -----------
             CONSUMER PRODUCTS - 5.00%
   250,000   American Achievement Corp.
             8.250%, due
             04/01/12............        253,750
   300,000   Central Garden and Pet Co.
             9.125%, due
             02/01/13............        318,750
   150,000   Chattem, Inc. (O)
             7.000%, due
             03/01/14............        150,000
   185,000   Da-Lite Screen Co., Inc.
             9.500%, due
             05/15/11............        196,563
   200,000   Elizabeth Arden, Inc.
             7.750%, due
             01/15/14............        203,500
   150,000   Jarden Corp. (O)
             9.750%, due
             05/01/12............        156,000
   250,000   Leslie's Poolmart
             7.750%, due
             02/01/13............        250,000
   175,000   Playtex Products, Inc. (O)
             9.375%, due
             06/01/11............        182,437



--------------------------------------------------------------------------------
24

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             CONSUMER PRODUCTS (CONTINUED)
$  185,000   Samsonite Corp.
             8.875%, due
             06/01/11............  $     196,100
   200,000   Simmons Bedding Co. (O)
             7.875%, due
             01/15/14............        197,000
   300,000   Visant Corp.
             7.625%, due
             10/01/12............        297,750
   250,000   Visant Holding Corp. (C)
             8.750%, due
             12/01/13............        244,375
                                     -----------
                                       2,646,225
                                     -----------
             ENVIRONMENTAL - 0.97%
   250,000   Casella Waste Systems, Inc.
             9.750%, due
             02/01/13............        266,250
   250,000   Waste Connections, Inc. (C)(P)
             3.750%, due
             04/01/26............        247,500
                                     -----------
                                         513,750
                                     -----------
             FOOD & DRUG RETAILERS - 1.43%
   100,000   Ingles Markets, Inc.
             8.875%, due
             12/01/11............        104,500
   500,000   Rite Aid Corp.
             7.125%, due
             01/15/07............        501,250
   150,000   Stater Brothers Holdings (O)
             8.125%, due
             06/15/12............        150,000
                                     -----------
                                         755,750
                                     -----------
             FORESTRY/PAPER - 2.33%
   150,000   Abitibi-Consolidated, Inc. (D)(G)
             8.410%, due
             06/15/11............        152,250
   200,000   Boise Cascade LLC,
             Series B (G)
             7.943%, due
             10/15/12............        201,500
   250,000   Caraustar Industries, Inc.
             9.875%, due
             04/01/11............        263,125
   190,000   Catalyst Paper Corp. (D)
             7.375%, due
             03/01/14............        178,125
   220,000   JSG Funding PLC (D)
             9.625%, due
             10/01/12............        232,100
   200,000   Smurfit-Stone Container Enterprises,
             Inc.
             9.750%, due
             02/01/11............        204,500
                                     -----------
                                       1,231,600
                                     -----------
             GAMING - 7.84%
   300,000   American Casino &
             Entertainment Properties LLC
             7.850%, due
             02/01/12............        306,000
   300,000   Aztar Corp.
             9.000%, due
             08/15/11............        315,750
   500,000   CCM Merger, Inc. (C)(O)
             8.000%, due
             08/01/13............        485,000

Par Value                          Value (Note 2)
---------                          --------------
             GAMING (CONTINUED)
$  100,000   Chukchansi Economic Development
             Authority (C)(G)
             8.060%, due
             11/15/12............  $     103,250
   195,000   Global Cash Access LLC/
             Global Cash Finance Corp.
             8.750%, due
             03/15/12............        208,894
   300,000   Hard Rock Hotel, Inc.
             8.875%, due
             06/01/13............        322,500
   250,000   Herbst Gaming, Inc.
             7.000%, due
             11/15/14............        250,000
   100,000   Isle of Capri Casinos, Inc.
             9.000%, due
             03/15/12............        106,125
   225,000   Isle of Capri Casinos, Inc.
             7.000%, due
             03/01/14............        221,063
   300,000   Kerzner International Ltd. (D)
             6.750%, due
             10/01/15............        311,250
   155,000   Mandalay Resort Group (O)
             9.375%, due
             02/15/10............        166,625
   150,000   Mandalay Resort Group,
             Series B
             10.250%, due
             08/01/07............        157,125
   345,000   MGM Mirage (O)
             8.375%, due
             02/01/11............        363,112
    70,000   MGM Mirage (O)
             5.875%, due
             02/27/14............         65,012
   200,000   Pinnacle Entertainment, Inc.
             8.250%, due
             03/15/12............        209,000
   150,000   Pinnacle Entertainment, Inc.
             8.750%, due
             10/01/13............        161,250
   200,000   Seneca Gaming Corp.
             7.250%, due
             05/01/12............        199,000
   200,000   Seneca Gaming Corp.,
             Series B
             7.250%, due
             05/01/12............        199,000
                                     -----------
                                       4,149,956
                                     -----------
             GENERAL INDUSTRIAL &
             MANUFACTURING - 1.76%
   250,000   Chart Industries, Inc./
             Pre First Reserve Fund X L.P. Merger
             (C)
             9.125%, due
             10/15/15............        257,500
   200,000   Hexcel Corp.
             6.750%, due
             02/01/15............        196,500
   200,000   Mueller Group, Inc.
             10.000%, due
             05/01/12............        219,000
   250,000   Wesco Distribution, Inc. (C)
             7.500%, due
             10/15/17............        255,000
                                     -----------
                                         928,000
                                     -----------
             HEALTH CARE - 6.26%
   200,000   Alderwoods Group, Inc.
             7.750%, due
             09/15/12............        215,000



--------------------------------------------------------------------------------
                                                                              25

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             HEALTH CARE (CONTINUED)
$  150,000   Angiotech Pharmaceuticals, Inc.
             (C)(D)
             7.750%, due
             04/01/14............  $     150,750
   350,000   Carriage Services, Inc.
             7.875%, due
             01/15/15............        354,375
   105,000   Extendicare Health Services, Inc.
             6.875%, due
             05/01/14............        107,625
   100,000   Fisher Scientific International,
             Inc.
             6.125%, due
             07/01/15............         95,250
   315,000   HCA, Inc.
             7.875%, due
             02/01/11............        330,016
   165,000   HCA, Inc. (O)
             6.375%, due
             01/15/15............        158,872
   200,000   IASIS Healthcare LLC/IASIS Capital
             Corp.
             8.750%, due
             06/15/14............        202,000
   300,000   Omega Healthcare Investors, Inc.
             7.000%, due
             04/01/14............        294,000
   100,000   Psychiatric Solutions, Inc.
             7.750%, due
             07/15/15............        102,500
   250,000   Res-Care, Inc.
             7.750%, due
             10/15/13............        251,250
   250,000   Sybron Dental Specialties, Inc.
             8.125%, due
             06/15/12............        264,375
   200,000   Triad Hospitals, Inc.
             7.000%, due
             11/15/13............        195,250
   200,000   Vanguard Health Holding Co., II LLC
             9.000%, due
             10/01/14............        206,500
   250,000   Warner Chilcott Corp. (C)
             9.250%, due
             02/01/15............        248,750
   150,000   Watson Pharmaceuticals, Inc. (P)
             1.750%, due
             03/15/23............        137,250
                                     -----------
                                       3,313,763
                                     -----------
             HOTELS - 1.07%
   250,000   Felcor Lodging L.P. (G)
             8.830%, due
             06/01/11............        259,375
   300,000   Gaylord Entertainment Co.
             8.000%, due
             11/15/13............        307,875
                                     -----------
                                         567,250
                                     -----------
             LEISURE & ENTERTAINMENT - 0.85%
   245,000   Intrawest Corp. (D)
             7.500%, due
             10/15/13............        248,063
   200,000   NCL Corp.
             10.625%, due
             07/15/14............        202,000
                                     -----------
                                         450,063
                                     -----------
             MEDIA - BROADCASTING - 2.83%
   260,000   Allbritton Communications Co.
             7.750%, due
             12/15/12............        260,650
   250,000   Gray Television, Inc.
             9.250%, due
             12/15/11............        264,375

Par Value                          Value (Note 2)
---------                          --------------
             MEDIA - BROADCASTING (CONTINUED)
$   50,000   LIN Television Corp.
             6.500%, due
             05/15/13............  $      46,250
   300,000   LIN Television Corp.,
             Series B
             6.500%, due
             05/15/13............        277,500
   150,000   Radio One, Inc.
             6.375%, due
             02/15/13............        141,000
   250,000   Sinclair Broadcast Group, Inc.
             8.000%, due
             03/15/12............        254,375
   250,000   XM Satellite Radio, Inc. (C)(H)
             9.750%, due
             05/01/14............        251,250
                                     -----------
                                       1,495,400
                                     -----------
             MEDIA - CABLE - 6.06%
   435,000   Cablevision Systems Corp.,
             Series B (G)
             9.620%, due
             04/01/09............        460,013
   150,000   Cablevision Systems Corp.,
             Series B (O)
             8.000%, due
             04/15/12............        149,625
   107,000   DirecTV Holdings LLC/DirecTV
             Financing Co.
             8.375%, due
             03/15/13............        114,356
   250,000   EchoStar Communications Corp. (P)
             5.750%, due
             05/15/08............        246,562
   200,000   Insight Communications Co., Inc. (O)
             12.250%, due
             02/15/11............        213,250
   200,000   Insight Midwest L.P./Insight
             Capital, Inc.
             10.500%, due
             11/01/10............        210,250
   400,000   Kabel Deutschland GmbH (C)(D)
             10.625%, due
             07/01/14............        432,000
   300,000   Lodgenet Entertainment Corp.
             9.500%, due
             06/15/13............        323,250
   250,000   Mediacom Broadband LLC
             8.500%, due
             10/15/15............        246,250
   150,000   Mediacom LLC/Mediacom Capital Corp.
             (O)
             9.500%, due
             01/15/13............        153,375
   500,000   Telenet Group Holding N.V.
             (B)(C)(D)(O)
             0.000%, due
             06/15/14............        413,750
   250,000   Videotron Ltee (D)
             6.375%, due
             12/15/15............        245,000
                                     -----------
                                       3,207,681
                                     -----------
             MEDIA - DIVERSIFIED &
             SERVICES - 3.83%
   250,000   Advanstar Communications, Inc.
             10.750%, due
             08/15/10............        271,250
   200,000   Advanstar Communications, Inc.,
             Series B
             12.000%, due
             02/15/11............        211,500
   200,000   Hughes Network Systems LLC/
             HNS Finance Corp. (C)
             9.500%, due
             04/15/14............        203,750



--------------------------------------------------------------------------------
26

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             MEDIA - DIVERSIFIED &
             SERVICES (CONTINUED)
$  300,000   Intelsat, Ltd. (D)
             5.250%, due
             11/01/08............  $     288,750
   150,000   Intelsat Subsidiary Holding Co.,
             Ltd. (G)
             9.614%, due
             01/15/12............        152,250
   125,000   Lamar Media Corp.
             7.250%, due
             01/01/13............        125,313
   100,000   Lamar Media Corp.
             6.625%, due
             08/15/15............         97,250
   200,000   LBI Media, Inc.
             10.125%, due
             07/15/12............        215,000
   200,000   New Skies Satellites N.V. (D)(G)
             9.573%, due
             11/01/11............        206,000
   250,000   Quebecor Media, Inc. (C)(D)
             7.750%, due
             03/15/16............        256,250
                                     -----------
                                       2,027,313
                                     -----------
             METALS AND MINING - 1.53%
   300,000   Alpha Natural Resources LLC/
             Alpha Natural Resources Capital
             Corp.
             10.000%, due
             06/01/12............        328,500
   200,000   Foundation PA Coal Co.
             7.250%, due
             08/01/14............        200,500
   150,000   Massey Energy Co.
             6.625%, due
             11/15/10............        151,125
   130,000   Peabody Energy Corp.,
             Series B
             6.875%, due
             03/15/13............        130,975
                                     -----------
                                         811,100
                                     -----------
             NON FOOD & DRUG RETAILERS - 3.69%
   200,000   Affinity Group, Inc.
             9.000%, due
             02/15/12............        201,000
   250,000   Autonation, Inc. (C)(G)
             7.045%, due
             04/15/13............        254,375
   300,000   Buhrmann US, Inc.
             7.875%, due
             03/01/15............        303,750
   300,000   Burlington Coat Factory
             Warehouse Corp. (C)(O)
             11.125%, due
             04/15/14............        304,500
   260,000   Couche-Tard U.S. L.P./
             Couche-Tard Finance
             Corp.
             7.500%, due
             12/15/13............        264,550
   100,000   GSC Holdings Corp. (C)(G)
             8.865%, due
             10/01/11............        103,125
   150,000   Pantry, Inc.
             7.750%, due
             02/15/14............        152,062
   100,000   Petro Stopping Centers L.P./
             Petro Financial
             Corp.
             9.000%, due
             02/15/12............        101,125

Par Value                          Value (Note 2)
---------                          --------------
             NON FOOD & DRUG RETAILERS
             (CONTINUED)
$  250,000   Stripes Acquisition LLC/
             Susser Finance Corp.
             (C)
             10.625%, due
             12/15/13............  $     265,625
                                     -----------
                                       1,950,112
                                     -----------
             OIL & GAS - 5.40%
   166,000   Chesapeake Energy Corp.
             6.875%, due
             01/15/16............        163,510
   300,000   Compton Petroleum Finance Corp.
             7.625%, due
             12/01/13............        297,000
   250,000   Comstock Resources, Inc.
             6.875%, due
             03/01/12............        244,375
   250,000   Denbury Resources, Inc.
             7.500%, due
             04/01/13............        255,625
   175,000   Encore Acquisition Co.
             6.250%, due
             04/15/14............        166,250
   200,000   Encore Acquisition Co.
             6.000%, due
             07/15/15............        185,000
   215,000   Exco Resources, Inc.
             7.250%, due
             01/15/11............        212,313
   100,000   Hanover Compressor Co.
             8.625%, due
             12/15/10............        104,250
   190,000   Hanover Compressor Co.
             9.000%, due
             06/01/14............        204,250
   250,000   Harvest Operations Corp. (D)
             7.875%, due
             10/15/11............        245,000
   190,000   Plains Exploration & Production Co.
             (O)
             7.125%, due
             06/15/14............        192,375
   300,000   Range Resources Corp.
             6.375%, due
             03/15/15............        289,500
   100,000   Universal Compression, Inc.
             7.250%, due
             05/15/10............        101,000
   200,000   Whiting Petroleum Corp.
             7.250%, due
             05/01/13............        199,000
                                     -----------
                                       2,859,448
                                     -----------
             PACKAGING - 2.06%
   250,000   BWAY Corp.
             10.000%, due
             10/15/10............        265,000
   250,000   Crown Americas LLC and Crown
             Americas Capital Corp. (C)
             7.625%, due
             11/15/13............        256,250
   190,000   Owens-Brockway Glass Container, Inc.
             8.875%, due
             02/15/09............        197,600
   115,000   Owens-Brockway Glass Container, Inc.
             8.750%, due
             11/15/12............        122,762
   250,000   Silgan Holdings, Inc.
             6.750%, due
             11/15/13............        247,500
                                     -----------
                                       1,089,112
                                     -----------



--------------------------------------------------------------------------------
                                                                              27

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             PRINTING & PUBLISHING - 4.40%
$  300,000   CBD Media, Inc.
             8.625%, due
             06/01/11............  $     304,500
   153,000   Dex Media East LLC/
             Dex Media East Finance Co.
             12.125%, due
             11/15/12............        173,081
   665,000   Dex Media, Inc. (B)(O)
             0.000%, due
             11/15/13............        565,250
   132,000   Dex Media West LLC/
             Dex Media Finance Co.,
             Series B
             9.875%, due
             08/15/13............        145,365
   500,000   Houghton Mifflin Co. (O)
             9.875%, due
             02/01/13............        535,000
   100,000   Morris Publishing Group LLC
             7.000%, due
             08/01/13............         94,250
   250,000   RH Donnelley Corp. (C)
             6.875%, due
             01/15/13............        232,500
   250,000   RH Donnelley, Inc.
             10.875%, due
             12/15/12............        277,500
                                     -----------
                                       2,327,446
                                     -----------
             RESTAURANTS - 0.39%
   200,000   Domino's, Inc.
             8.250%, due
             07/01/11............        207,000
                                     -----------
             STEEL - 0.38%
   200,000   Valmont Industries,
             Inc.
             6.875%, due
             05/01/14............        199,000
                                     -----------
             SUPPORT SERVICES - 6.57%
   150,000   Ahern Rentals, Inc.
             9.250%, due
             08/15/13............        156,375
   250,000   Avis Budget Car Rental LLC/
             Avis Budget Finance, Inc. (C)(G)
             7.576%, due
             05/15/14............        257,187
   150,000   Cardtronics, Inc. (C)
             9.250%, due
             08/15/13............        148,875
   250,000   H&E Equipment Services LLC/
             H&E Finance Corp.
             11.125%, due
             06/15/12............        276,250
   200,000   Hertz Corp. (C)
             8.875%, due
             01/01/14............        212,500
   250,000   Hertz Corp. (C)(O)
             10.500%, due
             01/01/16............        276,563
   410,000   Iron Mountain, Inc.
             8.625%, due
             04/01/13............        426,912
   350,000   Mac-Gray Corp.
             7.625%, due
             08/15/15............        358,750
   500,000   NationsRent Cos., Inc.
             9.500%, due
             05/01/15............        542,500

Par Value                          Value (Note 2)
---------                          --------------
             SUPPORT SERVICES (CONTINUED)
$  200,000   Norcross Safety Products LLC/
             Norcross Capital Corp.,
             Series B
             9.875%, due
             08/15/11............  $     209,500
   300,000   United Rentals North America, Inc.
             7.750%, due
             11/15/13............        301,500
   300,000   Williams Scotsman, Inc.
             8.500%, due
             10/01/15............        308,250
                                     -----------
                                       3,475,162
                                     -----------
             TECHNOLOGY - 4.34%
   250,000   Activant Solutions,
             Inc. (C)(G)
             10.990%, due
             04/01/10............        255,000
   200,000   Flextronics International, Ltd.
             (D)(O)(P)
             1.000%, due
             08/01/10............        187,000
   100,000   Flextronics International, Ltd. (D)
             6.500%, due
             05/15/13............         98,500
   450,000   Lucent Technologies, Inc.
             6.450%, due
             03/15/29............        399,375
   250,000   Serena Software, Inc. (C)
             10.375%, due
             03/15/16............        266,250
   200,000   Sungard Data Systems, Inc. (C)
             9.125%, due
             08/15/13............        213,500
   150,000   Sungard Data Systems, Inc. (C)
             10.250%, due
             08/15/15............        161,250
   300,000   Syniverse Technologies, Inc.,
             Series B
             7.750%, due
             08/15/13............        299,250
   405,000   Xerox Corp.
             7.625%, due
             06/15/13............        418,163
                                     -----------
                                       2,298,288
                                     -----------
             TELECOMMUNICATIONS - 8.13%
   400,000   Alamosa Delaware,
             Inc.
             12.000%, due
             07/31/09............        428,500
   500,000   American Cellular Corp.,
             Series B
             10.000%, due
             08/01/11............        542,500
   400,000   Centennial Communications Corp. (G)
             10.740%, due
             01/01/13............        418,000
   350,000   Centennial Communications Corp./
             Cellular Operating Co. LLC/
             Puerto Rico Operations
             8.125%, due
             02/01/14............        360,500
   200,000   Cincinnati Bell, Inc. (O)
             8.375%, due
             01/15/14............        204,500
   195,000   Citizens Communications Co.
             6.250%, due
             01/15/13............        189,394
   165,000   Eircom Funding (D)
             8.250%, due
             08/15/13............        177,375



--------------------------------------------------------------------------------
28

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)
$  250,000   Nordic Telephone Co.
             Holdings ApS (C)(D)(H)
             8.875%, due
             05/01/16............  $     258,750
   250,000   Qwest Communications
             International, Inc. (G)
             8.249%, due
             02/15/09............        255,000
   270,000   Qwest Corp.
             7.625%, due
             06/15/15............        280,800
   100,000   Rogers Wireless, Inc. (D)
             8.000%, due
             12/15/12............        105,000
   300,000   Rural Cellular Corp.
             8.250%, due
             03/15/12............        315,000
   167,000   SBA Telecommunications, Inc./
             SBA Communications Corp. (B)
             0.000%, due
             12/15/11............        159,902
   260,000   Time Warner Telecom Holdings, Inc.
             9.250%, due
             02/15/14............        276,900
   315,000   Time Warner Telecom, Inc.
             10.125%, due
             02/01/11............        330,750
                                     -----------
                                       4,302,871
                                     -----------
             TRANSPORTATION - 0.86%
   150,000   CHC Helicopter Corp. (D)
             7.375%, due
             05/01/14............        152,625
   300,000   Gulfmark Offshore, Inc. (O)
             7.750%, due
             07/15/14............        303,000
                                     -----------
                                         455,625
                                     -----------
             UTILITIES - 4.44%
   250,000   Edison Mission Energy
             7.730%, due
             06/15/09............        255,938
   100,000   El Paso Corp.
             7.625%, due
             08/16/07............        101,500
   200,000   Holly Energy Partners L.P.
             6.250%, due
             03/01/15............        188,500
   300,000   Inergy L.P./Inergy Finance Corp.
             6.875%, due
             12/15/14............        283,500
   100,000   Mirant Americas Generation LLC
             8.300%, due
             05/01/11............        103,250
   150,000   Mirant North America LLC (C)
             7.375%, due
             12/31/13............        150,563
   290,000   Mission Energy Holding Co.
             13.500%, due
             07/15/08............        329,512
   200,000   Northwestern Corp.
             5.875%, due
             11/01/14............        196,803
   500,000   NRG Energy, Inc.
             7.375%, due
             02/01/16............        504,375

Par Value                          Value (Note 2)
---------                          --------------
             UTILITIES (CONTINUED)
$  250,000   Suburban Propane Partners L.P./
             Suburban Energy Finance Corp.
             6.875%, due
             12/15/13............  $     236,875
                                     -----------
                                       2,350,816
                                     -----------
             TOTAL CORPORATE NOTES AND BONDS
             ( Cost
             $50,351,729 ).......     50,648,083
Shares
------
                         PREFERRED STOCKS - 1.72%
-------------------------------------------------
             AUTO PARTS & EQUIPMENT - 0.45%
    10,030   General Motors
             Corp., Series A
             (O)(P)
             4.500%..............        237,911
                                     -----------
             LEISURE & ENTERTAINMENT - 0.13%
     3,000   Six Flags, Inc.
             (O)(P)
             7.250%..............         69,600
                                     -----------
             OIL & GAS - 0.63%
     3,500   Chesapeake Energy Corp. (O)(P)
             4.500%..............        331,625
                                     -----------
             TELECOMMUNICATIONS - 0.51%
     5,000   Crown Castle International Corp. (P)
             6.250%..............        272,750
                                     -----------
             TOTAL PREFERRED STOCKS
             ( Cost $892,619 )...        911,886
                                     -----------



--------------------------------------------------------------------------------
                                                                              29

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                    INVESTMENT COMPANIES - 16.51%
-------------------------------------------------
$1,059,712   SSgA Prime Money
             Market Fund (N).....  $   1,059,712
 7,674,585   State Street
             Navigator Securities
             Lending Portfolio
             (I).................      7,674,585
                                     -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $8,734,297 )........      8,734,297

                      TOTAL INVESTMENTS - 113.94%
-------------------------------------------------
( Cost $59,978,645** )...............  60,294,266

      NET OTHER ASSETS AND LIABILITIES - (13.94)%
-------------------------------------------------
                                      (7,375,420)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $  52,918,846
-------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $59,984,280.
 (B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.50% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of April 30, 2006.
 (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (N) Security segregated for forward or when-issued purchase commitments outstanding as of April 30, 2006.
 (O) All (or portion of security) on loan.
 (P) Convertible.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
30

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                           COMMON STOCKS - 66.73%
-------------------------------------------------
              CONSUMER DISCRETIONARY - 5.45%
     27,000   Comcast Corp.,
              Class A*...........  $     835,650
     49,500   Home Depot,
              Inc. ..............      1,976,535
     11,000   Lowe's Cos.,
              Inc. ..............        693,550
     38,000   McDonald's
              Corp. .............      1,313,660
     29,000   Target Corp. ......      1,539,900
     19,500   Tiffany & Co. .....        680,355
     78,000   Time Warner,
              Inc. ..............      1,357,200
     25,050   Viacom, Inc.*......        997,742
     53,600   Walt Disney Co. ...      1,498,656
                                     -----------
                                      10,893,248
                                     -----------
              CONSUMER STAPLES - 6.50%
     28,000   Altria Group,
              Inc. ..............      2,048,480
     22,900   Coca-Cola Co. .....        960,884
     13,000   Colgate-Palmolive
              Co. ...............        768,560
     21,000   CVS Corp. .........        624,120
     21,500   General Mills,
              Inc. ..............      1,060,810
     16,000   Kellogg Co. .......        740,960
     23,000   PepsiCo, Inc. .....      1,339,520
     48,500   Procter & Gamble
              Co. ...............      2,823,185
     58,200   Wal-Mart Stores,
              Inc. ..............      2,620,746
                                     -----------
                                      12,987,265
                                     -----------
              ENERGY - 7.37%
     36,000   Chevron Corp. .....      2,196,720
     36,700   ConocoPhillips.....      2,455,230
     10,000   Devon Energy
              Corp. .............        601,100
      8,500   EOG Resources,
              Inc. ..............        596,955
     57,500   Exxon Mobil
              Corp. .............      3,627,100
     16,200   Marathon Oil
              Corp. .............      1,285,632
     16,000   Schlumberger,
              Ltd. ..............      1,106,240
     14,516   Transocean,
              Inc.*..............      1,176,812
      5,000   Valero Energy
              Corp. .............        323,700
     25,500   Weatherford
              International,
              Ltd.*..............      1,349,715
                                     -----------
                                      14,719,204
                                     -----------
              FINANCIALS - 13.90%
     18,000   ACE, Ltd. .........        999,720
     12,000   Allstate Corp. ....        677,880
     27,500   American Express
              Co. ...............      1,479,775
     31,000   American
              International
              Group, Inc. .......      2,022,750
     62,092   Bank of America
              Corp. .............      3,099,632
     91,600   Citigroup, Inc. ...      4,575,420
      7,500   Everest Re Group,
              Ltd. ..............        682,500
     21,500   Federal Home Loan
              Mortgage Corp. ....      1,312,790
     15,000   General Growth
              Properties, Inc.,
              REIT...............        704,250
     12,300   Goldman Sachs
              Group, Inc. .......      1,971,567

Shares                             Value (Note 2)
------                             --------------
              FINANCIALS (CONTINUED)
     47,902   J.P. Morgan Chase &
              Co. ...............  $   2,173,793
     24,000   Merrill Lynch &
              Co., Inc...........      1,830,240
     16,500   Morgan Stanley.....      1,060,950
     20,000   National City
              Corp. .............        738,000
     19,000   SunTrust Banks,
              Inc. ..............      1,469,270
     35,000   U.S. Bancorp.......      1,100,400
     27,000   Wells Fargo &
              Co. ...............      1,854,630
                                     -----------
                                      27,753,567
                                     -----------
              HEALTH CARE - 8.84%
     32,000   Abbott
              Laboratories.......      1,367,680
     16,000   Amgen, Inc.*.......      1,083,200
      5,000   Barr
              Pharmaceuticals,
              Inc.*..............        302,750
     31,500   Baxter
              International,
              Inc. ..............      1,187,550
     10,000   Cardinal Health,
              Inc. ..............        673,500
      6,000   Cigna Corp. .......        642,000
     15,800   Genzyme Corp.*.....        966,328
      5,500   Gilead Sciences,
              Inc.*..............        316,250
     10,500   Invitrogen
              Corp.*.............        693,105
     46,000   Johnson &
              Johnson............      2,696,060
     30,500   Medtronic, Inc. ...      1,528,660
     70,862   Pfizer, Inc. ......      1,794,935
     25,000   Stryker Corp. .....      1,093,750
     17,000   UnitedHealth Group,
              Inc. ..............        845,580
      9,500   WellPoint, Inc.*...        674,500
     36,600   Wyeth..............      1,781,322
                                     -----------
                                      17,647,170
                                     -----------
              INDUSTRIALS - 8.20%
     18,000   3M Co. ............      1,537,740
     13,400   Burlington Northern
              Santa Fe Corp. ....      1,065,702
     13,700   FedEx Corp. .......      1,577,281
    158,000   General Electric
              Co. ...............      5,465,220
     28,100   Honeywell
              International,
              Inc. ..............      1,194,250
     17,000   Illinois Tool
              Works, Inc. .......      1,745,900
     35,000   United Technologies
              Corp. .............      2,198,350
     42,700   Waste Management,
              Inc. ..............      1,599,542
                                     -----------
                                      16,383,985
                                     -----------
              INFORMATION TECHNOLOGY - 10.59%
     29,500   Adobe Systems,
              Inc.*..............      1,156,400
     44,000   Altera Corp.*......        960,960
     30,000   Applied Materials,
              Inc. ..............        538,500
     15,000   Automatic Data
              Processing,
              Inc. ..............        661,200
     41,000   Cisco Systems,
              Inc.*..............        858,950
     44,500   Dell, Inc.*........      1,165,900
     20,000   eBay, Inc.*........        688,200
    122,000   EMC
              Corp./Massachusetts*...  1,648,220
     25,965   First Data
              Corp. .............      1,238,271



--------------------------------------------------------------------------------
                                                                              31

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                        COMMON STOCKS (CONTINUED)
-------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
      1,100   Google, Inc., Class
              A*.................  $     459,734
     36,000   Hewlett-Packard
              Co. ...............      1,168,920
     71,000   Intel Corp. .......      1,418,580
     25,700   International
              Business Machines
              Corp. .............      2,116,138
     53,400   Micron Technology,
              Inc.*..............        906,198
    120,000   Microsoft Corp. ...      2,898,000
     46,000   Motorola, Inc. ....        982,100
     16,000   Qualcomm, Inc. ....        821,440
     32,000   Texas Instruments,
              Inc. ..............      1,110,720
     10,500   Yahoo!, Inc.*......        344,190
                                     -----------
                                      21,142,621
                                     -----------
              MATERIALS - 2.16%
     15,900   Dow Chemical
              Co. ...............        645,699
     22,500   Inco, Ltd. ........      1,270,575
     26,500   Rohm and Haas
              Co. ...............      1,340,900
     15,000   Weyerhaeuser
              Co. ...............      1,057,050
                                     -----------
                                       4,314,224
                                     -----------
              TELECOMMUNICATION SERVICES - 1.61%
     52,000   BellSouth Corp. ...      1,756,560
     58,500   Sprint Nextel
              Corp. .............      1,450,800
                                     -----------
                                       3,207,360
                                     -----------
              UTILITIES - 2.11%
     13,000   Dominion Resources,
              Inc. ..............        973,310
     23,000   Duke Energy
              Corp. .............        669,760
     17,500   Exelon Corp. ......        945,000
     24,000   FPL Group, Inc. ...        950,400
     17,000   PG&E Corp. ........        677,280
                                     -----------
                                       4,215,750
                                     -----------
              TOTAL COMMON STOCKS
              ( Cost
              $113,271,317 ).....    133,264,394

Par Value
---------
                             ASSET BACKED - 1.43%
-------------------------------------------------
$   103,893   ABSC Long Beach Home Equity Loan
              Trust,
              Series 2000-LB1, Class AF5 (M)
              8.550%, due
              09/21/30...........        103,625
    500,000   Ameriquest Mortgage Securities,
              Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due
              05/25/34...........        489,236
    340,000   Citibank Credit Card Issuance
              Trust,
              Series 2004-A1, Class A1
              2.550%, due
              01/20/09...........        333,630

Par Value                          Value (Note 2)
---------                          --------------
                         ASSET BACKED (CONTINUED)
-------------------------------------------------
$   320,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1 (G)
              3.950%, due
              10/25/33...........  $     309,219
    277,450   Green Tree
              Financial Corp.,
              Series 1998-2,
              Class A6
              6.810%, due
              12/01/27...........        277,144
    380,000   Park Place
              Securities, Inc.,
              Series 2004-WWF1, Class M10 (G)(M)
              7.459%, due
              02/25/35...........        377,643
    500,000   Residential Asset Mortgage
              Products, Inc.,
              Series 2003-RS9, Class AI5
              4.990%, due
              03/25/31...........        497,596
    200,000   Soundview Home Equity Loan Trust,
              Series 2005-B, Class M6 (M)
              6.175%, due
              05/25/35...........        198,588
    270,000   Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              7.959%, due
              03/25/33...........        269,983
                                     -----------
              TOTAL ASSET BACKED
              ( Cost
              $2,888,382 ).......      2,856,664

               COMMERCIAL MORTGAGE BACKED - 1.93%
-------------------------------------------------
    339,502   Bear Stearns Commercial Mortgage
              Securities,
              Series 2001-TOP4, Class A1
              5.060%, due
              11/15/16...........        336,897
    350,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2004-T16, Class A2
              3.700%, due
              02/13/46...........        338,652
    350,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due
              02/13/46...........        327,082
    200,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2005-T20, Class F (C)(G)
              5.156%, due
              10/12/42...........        188,242
    600,000   Government National Mortgage
              Association,
              Series 2004-43, Class C (G)
              5.008%, due
              12/16/25...........        581,763
    400,000   Greenwich Capital Commercial
              Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due
              06/10/36...........        390,375
    400,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due
              12/15/29...........        376,865



--------------------------------------------------------------------------------
32

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
           COMMERCIAL MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
$    12,446   Morgan Stanley Capital I,
              Series 1999-CAM1, Class A3
              6.920%, due
              03/15/32...........  $      12,430
    700,000   Morgan Stanley
              Capital I, Series
              2004-HQ4, Class A7
              4.970%, due
              04/14/40...........        664,451
    200,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)(G)
              5.880%, due
              11/28/35...........        165,508
    479,311   Wachovia Bank Commercial Mortgage
              Trust,
              Series 2003-C6, Class A1
              3.364%, due
              08/15/35...........        464,527
                                     -----------
              TOTAL COMMERCIAL MORTGAGE BACKED
              ( Cost
              $4,011,599 ).......      3,846,792

            PRIVATE LABEL MORTGAGE BACKED - 0.24%
-------------------------------------------------
    484,820   Bank of America Alternative Loan
              Trust,
              Series 2005-12, Class 3CB1
              6.000%, due
              01/25/36...........        479,403
                                     -----------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              ( Cost
              $485,305 ).........        479,403

                CORPORATE NOTES AND BONDS - 7.95%
-------------------------------------------------
              CABLE - 0.18%
    350,000   Comcast Cable Communications (O)
              6.875%, due
              06/15/09...........        362,653
                                     -----------
              CAPITAL GOODS - 0.25%
    500,000   Caterpillar Financial Services
              Corp.,
              Series F (O)
              2.500%, due
              10/03/06...........        494,275
                                     -----------
              CONSUMER DISCRETIONARY - 0.84%
    750,000   American Association of Retired
              Persons (C)
              7.500%, due
              05/01/31...........        876,257
    500,000   Carnival Corp. (D)
              3.750%, due
              11/15/07...........        487,527
    325,000   Erac USA Finance
              Co. (C)
              6.700%, due
              06/01/34...........        322,021
                                     -----------
                                       1,685,805
                                     -----------
              CONSUMER STAPLES - 0.19%
    400,000   Safeway, Inc.
              4.125%, due
              11/01/08...........        385,329
                                     -----------

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
              ENERGY - 0.22%
$   150,000   Amerada Hess Corp.
              7.875%, due
              10/01/29...........  $     170,863
    250,000   Pemex Project Funding Master Trust
              7.375%, due
              12/15/14 (O).......        265,000
                                     -----------
                                         435,863
                                     -----------
              FINANCE - 1.62%
    500,000   American General Finance Corp.,
              Series H (O)
              4.625%, due
              09/01/10...........        479,521
    500,000   Bear Stearns Cos.,
              Inc.
              7.800%, due
              08/15/07...........        514,933
    500,000   CIT Group, Inc.
              7.375%, due
              04/02/07...........        509,061
    210,000   GE Global Insurance Holding Corp.
              (O)
              7.000%, due
              02/15/26...........        223,165
    205,000   GE Global Insurance Holding Corp.
              7.750%, due
              06/15/30...........        237,247
    250,000   HSBC Finance Corp.
              6.500%, due
              11/15/08...........        256,752
    500,000   Merrill Lynch &
              Co., Inc.
              7.375%, due
              05/15/06...........        500,324
    500,000   U.S. Bank N.A.
              6.300%, due
              02/04/14...........        515,849
                                     -----------
                                       3,236,852
                                     -----------
              FORESTRY/PAPER - 0.09%
    175,000   Westvaco Corp.
              8.200%, due
              01/15/30...........        191,608
                                     -----------
              HEALTH CARE - 0.42%
    300,000   Eli Lilly & Co.
              6.570%, due
              01/01/16...........        317,555
    195,000   Genentech, Inc.
              5.250%, due
              07/15/35...........        168,954
    205,000   Merck & Co., Inc.
              (O)
              6.400%, due
              03/01/28...........        203,785
    150,000   Wyeth (O)
              6.500%, due
              02/01/34...........        151,916
                                     -----------
                                         842,210
                                     -----------
              INDUSTRIALS - 0.88%
    150,000   Boeing Co.
              8.625%, due
              11/15/31...........        194,919
    130,000   D.R. Horton, Inc.
              5.250%, due
              02/15/15...........        118,347
    250,000   Ford Motor Credit
              Co.
              5.800%, due
              01/12/09...........        226,288
    150,000   General Motors Acceptance Corp. (O)
              6.125%, due
              08/28/07...........        145,805
    515,000   General Motors Acceptance Corp.
              7.250%, due
              03/02/11...........        492,403



--------------------------------------------------------------------------------
                                                                              33

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
              INDUSTRIALS (CONTINUED)
$   135,000   Pulte Homes, Inc.
              (O)
              5.200%, due
              02/15/15...........  $     123,651
    150,000   Waste Management,
              Inc.
              7.125%, due
              12/15/17...........        160,968
    310,000   WM Wrigley Jr. Co.
              4.300%, due
              07/15/10...........        296,980
                                     -----------
                                       1,759,361
                                     -----------
              PIPELINE - 0.11%
    205,000   KN Energy, Inc.
              7.250%, due
              03/01/28...........        214,787
                                     -----------
              REAL ESTATE INVESTMENT
              TRUSTS - 0.07%
    140,000   Simon Property Group, L.P. (O)
              5.625%, due
              08/15/14...........        136,679
                                     -----------
              TELECOMMUNICATIONS - 0.92%
    500,000   Bellsouth Capital
              Funding
              7.875%, due
              02/15/30...........        565,100
    240,000   Cisco Systems, Inc.
              5.500%, due
              02/22/16...........        233,952
    537,000   Telephone & Data Systems, Inc.
              7.000%, due
              08/01/06...........        538,137
    500,000   Verizon Wireless
              Capital LLC
              5.375%, due
              12/15/06...........        500,253
                                     -----------
                                       1,837,442
                                     -----------
              TRANSPORTATION - 0.36%
    175,000   Burlington Northern Santa Fe Corp.
              8.125%, due
              04/15/20...........        207,960
    239,000   Norfolk Southern
              Corp.
              5.590%, due
              05/17/25...........        221,798
    260,000   Norfolk Southern
              Corp.
              7.050%, due
              05/01/37...........        283,967
                                     -----------
                                         713,725
                                     -----------
              UTILITIES - 1.80%
    375,000   Constellation Energy Group, Inc.
              4.550%, due
              06/15/15...........        337,488
    500,000   DTE Energy Co.
              6.450%, due
              06/01/06...........        500,397
    500,000   Energy East Corp.
              8.050%, due
              11/15/10...........        543,607
    750,000   Niagara Mohawk
              Power Corp.
              7.750%, due
              05/15/06...........        750,618
    175,000   Pacific Gas and
              Electric Co.
              6.050%, due
              03/01/34...........        167,397
    350,000   Progress Energy,
              Inc. (O)
              7.750%, due
              03/01/31...........        396,668

Par Value                          Value (Note 2)
---------                          --------------
              UTILITIES (CONTINUED)
$   126,000   Sierra Pacific
              Power Co. (C)
              6.000%, due
              05/15/16...........  $     122,044
    750,000   Wisconsin Electric
              Power (O)
              6.500%, due
              06/01/28...........        770,876
                                     -----------
                                       3,589,095
                                     -----------
              TOTAL CORPORATE NOTES AND BONDS
              ( Cost
              $16,036,361 )......     15,885,684

                         MORTGAGE BACKED - 10.27%
-------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 1.30%
     16,112   8.000%, due
              06/01/30
              Pool # C01005......         17,139
    246,060   6.500%, due
              01/01/32
              Pool # C62333......        251,062
  1,821,227   5.000%, due
              07/01/33
              Pool # A11325......      1,728,135
    158,059   6.000%, due
              10/01/34
              Pool # A28439......        157,697
    164,900   6.000%, due
              10/01/34
              Pool # A28598......        164,522
    152,772   5.000%, due
              04/01/35
              Pool # A32315......        144,486
    132,735   5.000%, due
              04/01/35
              Pool # A32316......        125,537
                                     -----------
                                       2,588,578
                                     -----------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 8.86%
    489,608   4.000%, due
              04/01/15
              Pool # 255719......        462,002
    618,334   5.500%, due
              04/01/16
              Pool # 745444
              (H)................        615,764
     96,214   6.000%, due
              05/01/16
              Pool # 582558......         97,483
    982,450   5.000%, due
              12/01/17
              Pool # 672243......        958,716
    828,640   5.000%, due
              05/01/20
              Pool # 813965......        807,083
  1,126,216   4.500%, due
              09/01/20
              Pool # 835465......      1,072,836
    160,515   6.000%, due
              05/01/21
              Pool # 253847......        161,123
     30,489   7.000%, due
              12/01/29
              Pool # 762813......         31,439
    105,223   7.000%, due
              11/01/31
              Pool # 607515......        108,316
    103,723   6.000%, due
              02/01/32
              Pool # 611619......        103,557



--------------------------------------------------------------------------------
34

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                      MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$    72,053   7.000%, due
              05/01/32
              Pool # 644591......  $      74,171
    602,955   6.500%, due
              06/01/32
              Pool # 545691......        614,840
  1,279,625   6.000%, due
              08/01/33
              Pool # 729413......      1,276,059
    684,769   6.000%, due
              08/01/33
              Pool # 729418......        682,861
    793,336   5.500%, due
              10/01/33
              Pool # 254904......        772,609
  2,321,258   5.500%, due
              11/01/33
              Pool # 555880......      2,260,613
     29,031   5.000%, due
              05/01/34
              Pool # 782214......         27,525
    634,066   5.000%, due
              06/01/34
              Pool # 255230......        601,174
     23,844   7.000%, due
              07/01/34
              Pool # 792636......         24,519
    262,693   5.500%, due
              08/01/34
              Pool # 793647......        255,533
    538,718   5.500%, due
              03/01/35
              Pool # 810075......        523,370
  1,000,161   5.500%, due
              03/01/35
              Pool # 815976......        971,667
    460,244   5.500%, due
              07/01/35
              Pool # 825283......        447,131
    613,019   5.000%, due
              08/01/35
              Pool # 829670......        579,989
    277,516   5.500%, due
              08/01/35
              Pool # 826872......        269,610
    495,521   5.000%, due
              09/01/35
              Pool # 820347......        468,823
    578,725   5.000%, due
              09/01/35
              Pool # 835699......        547,543
    969,439   5.000%, due
              10/01/35
              Pool # 797669......        917,206
    695,125   5.000%, due
              11/01/35
              Pool # 844504......        657,672
    688,210   5.000%, due
              11/01/35
              Pool # 844809......        651,129
    691,779   5.000%, due
              12/01/35
              Pool # 850561......        654,506
                                     -----------
                                      17,696,869
                                     -----------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION - 0.11%
     15,552   8.000%, due
              10/20/15
              Pool # 002995......         16,455
    103,969   6.500%, due
              02/20/29
              Pool # 002714......        106,203

Par Value                          Value (Note 2)
---------                          --------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$    87,194   6.500%, due
              04/20/31
              Pool # 003068......  $      88,956
                                     -----------
                                         211,614
                                     -----------
              TOTAL MORTGAGE BACKED
              ( Cost
              $21,032,023 )......     20,497,061
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.87%
-------------------------------------------------
              FEDERAL FARM CREDIT BANK - 0.52%
  1,000,000   5.875%, due
              10/03/16...........      1,034,527
                                     -----------
              FEDERAL HOME LOAN BANK - 1.14%
  2,300,000   4.250%, due
              04/16/07...........      2,279,907
                                     -----------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 0.35%
    750,000   4.500%, due
              01/15/14...........        711,481
                                     -----------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 1.12%
    600,000   3.800%, due
              01/18/08...........        586,105
    525,000   4.000%, due
              09/02/08...........        510,673
    500,000   5.250%, due
              08/01/12...........        491,797
    675,000   4.625%, due
              10/15/14 (O).......        643,369
                                     -----------
                                       2,231,944
                                     -----------
              U.S. TREASURY BONDS - 1.20%
  1,360,000   6.250%, due
              05/15/30 (O).......      1,537,012
    840,000   5.375%, due
              02/15/31 (O).......        852,600
                                     -----------
                                       2,389,612
                                     -----------
              U.S. TREASURY NOTES - 5.54%
  2,225,000   2.000%, due
              05/15/06 (O).......      2,222,566
    250,000   2.500%, due
              05/31/06 (O).......        249,531
    500,000   2.625%, due
              11/15/06 (O).......        493,828
  1,400,000   3.125%, due
              01/31/07...........      1,381,132
    800,000   3.375%, due
              02/28/07 (O).......        789,782
    700,000   2.750%, due
              08/15/07 (O).......        681,187
    200,000   4.000%, due
              08/31/07 (O).......        197,672
    520,000   3.000%, due
              11/15/07 (O).......        505,497
  1,610,000   3.000%, due
              02/15/09 (O).......      1,531,513
    225,000   3.875%, due
              05/15/10 (O).......        216,562
    100,000   3.875%, due
              09/15/10 (O).......         95,945
     30,000   4.500%, due
              11/15/10 (O).......         29,500
  1,000,000   4.875%, due
              02/15/12 (O).......        996,328
    800,000   4.000%, due
              02/15/14 (O).......        747,344
    415,000   4.125%, due
              05/15/15 (O).......        387,312



--------------------------------------------------------------------------------
                                                                              35

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
           U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                      (CONTINUED)
-------------------------------------------------
              U.S. TREASURY NOTES (CONTINUED)
$   340,000   4.250%, due
              08/15/15 (O).......  $     319,693
    234,000   4.500%, due
              11/15/15 (O).......        223,945
                                     -----------
                                      11,069,337
                                     -----------
              TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              ( Cost
              $20,072,156 )......     19,716,808

Shares
------
                     INVESTMENT COMPANIES - 7.76%
-------------------------------------------------
          1   J.P. Morgan Prime
              Money Market
              Fund...............              1
  2,518,897   SSgA Prime Money
              Market Fund(N).....      2,518,897
 12,983,405   State Street
              Navigator
              Securities Lending
              Portfolio(I).......     12,983,405
                                     -----------
              TOTAL INVESTMENT COMPANIES
              ( Cost
              $15,502,303 )......     15,502,303

                      TOTAL INVESTMENTS - 106.18%
-------------------------------------------------
( Cost $193,299,446** ).............  212,049,109

       NET OTHER ASSETS AND LIABILITIES - (6.18)%
-------------------------------------------------
                                     (12,335,517)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $ 199,713,592
-------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $194,003,386.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.24% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of April 30, 2006.
 (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 (N) Security segregated for forward or when-issued purchase commitments outstanding as of April 30, 2006.
 (O) All (or portion of security) on loan.
 REITReal Estate Investment Trust.


--------------------------------------------------------------------------------
36

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 98.60%
-----------------------------------------------
             CONSUMER DISCRETIONARY - 7.97%
    34,200   CBS Corp. ........  $      871,074
    41,791   Comcast Corp.,
             Class A*..........       1,293,431
     7,700   Federated
             Department Stores,
             Inc. .............         599,445
    43,800   Home Depot,
             Inc. .............       1,748,934
     7,900   J.C. Penney Co.,
             Inc. .............         517,134
    82,100   McDonald's
             Corp. ............       2,838,197
    35,000   Newell Rubbermaid,
             Inc. .............         959,700
   107,100   Time Warner,
             Inc. .............       1,863,540
    34,200   Viacom, Inc.*.....       1,362,186
    93,600   Walt Disney
             Co. ..............       2,617,056
                                   ------------
                                     14,670,697
                                   ------------
             CONSUMER STAPLES - 5.96%
    36,500   Altria Group,
             Inc. .............       2,670,340
    19,200   Archer-Daniels-Midland
             Co. ..............         697,728
     7,700   Clorox Co. .......         494,186
    21,500   Coca-Cola Co. ....         902,140
     7,900   Colgate-Palmolive
             Co. ..............         467,048
    25,400   General Mills,
             Inc. .............       1,253,236
    20,800   Kellogg Co. ......         963,248
    11,600   Kimberly-Clark
             Corp. ............         678,948
    21,400   Procter & Gamble
             Co. ..............       1,245,694
    38,800   Sara Lee Corp. ...         693,356
    19,900   Wal-Mart Stores,
             Inc. .............         896,097
                                   ------------
                                     10,962,021
                                   ------------
             ENERGY - 15.12%
    26,100   Apache Corp. .....       1,854,144
    73,666   Chevron Corp. ....       4,495,099
    72,200   ConocoPhillips....       4,830,180
    28,700   Cooper Cameron
             Corp.*............       1,441,888
    35,200   Devon Energy
             Corp. ............       2,115,872
   124,700   Exxon Mobil
             Corp. ............       7,866,076
    31,300   Marathon Oil
             Corp. ............       2,483,968
    18,352   Transocean,
             Inc.*.............       1,487,797
    19,300   Valero Energy
             Corp. ............       1,249,482
                                   ------------
                                     27,824,506
                                   ------------
             FINANCIALS - 34.37%
    51,300   Allstate Corp. ...       2,897,937
    56,000   American
             International
             Group, Inc. ......       3,654,000
    27,500   AmSouth Bancorp...         795,850
   136,784   Bank of America
             Corp. ............       6,828,257
     5,000   Bear Stearns Cos.,
             Inc. .............         712,550
   158,266   Citigroup,
             Inc. .............       7,905,387
    23,700   Equity
             Residential,
             REIT..............       1,063,419
    27,600   Federal Home Loan
             Mortgage Corp. ...       1,685,256

Shares                           Value (Note 2)
------                           --------------
             FINANCIALS (CONTINUED)
    21,800   General Growth
             Properties, Inc.,
             REIT..............  $    1,023,510
    13,800   Goldman Sachs
             Group, Inc. ......       2,212,002
   116,368   J.P. Morgan Chase
             & Co. ............       5,280,780
    11,400   Lehman Brothers
             Holdings, Inc. ...       1,723,110
    35,500   Merrill Lynch &
             Co., Inc..........       2,707,230
    44,800   Morgan Stanley....       2,880,640
    57,100   National City
             Corp. ............       2,106,990
    39,700   Prudential
             Financial,
             Inc. .............       3,101,761
    20,300   RenaissanceRe
             Holdings Ltd. ....         853,615
     4,600   SL Green Realty
             Corp., REIT.......         455,400
    21,400   St. Paul Travelers
             Cos., Inc. .......         942,242
    27,700   SunTrust Banks,
             Inc. .............       2,142,041
    68,600   U.S. Bancorp......       2,156,784
    11,400   Vornado Realty
             Trust, REIT.......       1,090,296
    66,000   Wachovia Corp. ...       3,950,100
    14,500   Washington Mutual,
             Inc. (O)..........         653,370
    64,600   Wells Fargo &
             Co. ..............       4,437,374
                                   ------------
                                     63,259,901
                                   ------------
             HEALTH CARE - 7.72%
    23,500   Abbott
             Laboratories......       1,004,390
     6,300   Amgen, Inc.*......         426,510
    30,000   Bristol-Myers
             Squibb Co. .......         761,400
     3,500   Cigna Corp. ......         374,500
    21,100   Community Health
             Systems, Inc.*....         764,664
    10,100   HCA, Inc. ........         443,289
     9,300   Invitrogen Corp.
             (O)*..............         613,893
    15,000   Johnson &
             Johnson...........         879,150
    28,700   Merck & Co.,
             Inc. .............         987,854
   216,140   Pfizer, Inc. .....       5,474,826
    16,500   Watson
             Pharmaceuticals,
             Inc.*.............         469,260
     9,500   WellPoint,
             Inc.*.............         674,500
    27,500   Wyeth.............       1,338,425
                                   ------------
                                     14,212,661
                                   ------------
             INDUSTRIALS - 7.78%
    29,300   Burlington
             Northern Santa Fe
             Corp. ............       2,330,229
    12,000   Emerson Electric
             Co. ..............       1,019,400
   115,800   General Electric
             Co. ..............       4,005,522
    48,300   Honeywell
             International,
             Inc. .............       2,052,750
    22,900   Masco Corp. ......         730,510
    17,600   Textron, Inc. ....       1,583,120



--------------------------------------------------------------------------------
                                                                              37

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             INDUSTRIALS (CONTINUED)
    23,800   United
             Technologies
             Corp. ............  $    1,494,878
    29,700   Waste Management,
             Inc. .............       1,112,562
                                   ------------
                                     14,328,971
                                   ------------
             INFORMATION TECHNOLOGY - 4.48%
    21,700   Automatic Data
             Processing,
             Inc. .............         956,536
    22,300   Computer Sciences
             Corp.*............       1,305,665
    14,894   Freescale
             Semiconductor,
             Inc., Class B*....         471,693
    63,221   Hewlett-Packard
             Co. ..............       2,052,786
    18,800   Intel Corp. ......         375,624
    20,300   International
             Business Machines
             Corp. ............       1,671,502
    20,100   Microsoft
             Corp. ............         485,415
    43,600   Motorola, Inc. ...         930,860
                                   ------------
                                      8,250,081
                                   ------------
             MATERIALS - 4.28%
    13,200   Air Products &
             Chemicals,
             Inc. .............         904,464
    34,400   Alcoa, Inc. ......       1,162,032
    16,400   Dow Chemical
             Co. ..............         666,004
    18,100   E.I. du Pont de
             Nemours & Co. ....         798,210
    10,100   Inco, Ltd. .......         570,347
     5,100   Nucor Corp. ......         554,982
     7,200   Phelps Dodge
             Corp. ............         620,568
    15,400   PPG Industries,
             Inc. .............       1,033,648
    22,300   Weyerhaeuser
             Co. ..............       1,571,481
                                   ------------
                                      7,881,736
                                   ------------
             TELECOMMUNICATION SERVICES - 5.08%
    22,300   Alltell Corp. ....       1,435,451
    58,200   AT&T, Inc. .......       1,525,422
    71,400   BellSouth
             Corp. ............       2,411,892
    65,400   Sprint Nextel
             Corp. ............       1,621,920
    71,320   Verizon
             Communications,
             Inc. .............       2,355,700
                                   ------------
                                      9,350,385
                                   ------------
             UTILITIES - 5.84%
    12,200   Dominion
             Resources, Inc. ..         913,414
    45,100   Duke Energy Corp.
             (O)...............       1,313,312
    20,600   Edison
             International.....         832,446
    12,700   Entergy Corp. ....         888,238
    40,500   Exelon Corp. .....       2,187,000
    17,900   FirstEnergy
             Corp. ............         907,709

Shares                           Value (Note 2)
------                           --------------
             UTILITIES (CONTINUED)
    34,000   FPL Group,
             Inc. .............  $    1,346,400
    37,700   PG&E Corp. .......       1,501,968
    26,900   Southern Co. .....         866,987
                                   ------------
                                     10,757,474
                                   ------------
             TOTAL COMMON STOCKS
             ( Cost
             $147,628,115 )....     181,498,433
                   INVESTMENT COMPANIES - 2.43%
-----------------------------------------------
     6,800   iShares Russell
             Midcap Value Index
             Fund..............         916,504
 1,133,649   SSgA Prime Money
             Market Fund.......       1,133,649
 2,431,200   State Street
             Navigator
             Securities Lending
             Portfolio (I).....       2,431,200
                                   ------------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $4,483,454 )......       4,481,353

                    TOTAL INVESTMENTS - 101.03%
-----------------------------------------------
( Cost $152,111,569** )............ 185,979,786

     NET OTHER ASSETS AND LIABILITIES - (1.03)%
-----------------------------------------------
                                     (1,911,846)

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                 $  184,067,940
-----------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $152,926,885.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 REITReal Estate Investment Trust.



--------------------------------------------------------------------------------
38

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                           COMMON STOCKS - 98.26%
-------------------------------------------------
             CONSUMER DISCRETIONARY - 7.65%
    31,100   Bed Bath & Beyond,
             Inc.*...............  $   1,192,685
    32,800   Cheesecake
             Factory/The*........      1,035,168
    31,200   DreamWorks Animation
             SKG, Inc.*..........        845,520
    17,000   Home Depot, Inc. ...        678,810
    20,900   Kohl's Corp.*.......      1,167,056
    12,800   Lowe's Cos.,
             Inc. ...............        807,040
    11,557   Morningstar, Inc.
             (O)*................        491,635
    20,400   Starbucks Corp.*....        760,308
    17,100   Target Corp. .......        908,010
    19,050   Viacom, Inc.*.......        758,761
    10,000   Walt Disney Co. ....        279,600
    20,700   Yum! Brands,
             Inc. ...............      1,069,776
                                     -----------
                                       9,994,369
                                     -----------
             CONSUMER STAPLES - 11.41%
     4,500   Altria Group,
             Inc. ...............        329,220
    18,300   Coca-Cola Co. ......        767,868
    51,500   Colgate-Palmolive
             Co. ................      3,044,680
    29,500   Costco Wholesale
             Corp. ..............      1,605,685
    27,100   CVS Corp. ..........        805,412
    38,400   PepsiCo, Inc. ......      2,236,416
    50,600   Procter & Gamble
             Co. ................      2,945,426
    13,800   Walgreen Co. .......        578,634
    57,300   Wal-Mart Stores,
             Inc. ...............      2,580,219
                                     -----------
                                      14,893,560
                                     -----------
             ENERGY - 5.43%
    10,200   Consol Energy,
             Inc. ...............        868,632
    18,600   Denbury Resources,
             Inc.*...............        606,360
     7,600   ENSCO International,
             Inc. ...............        406,524
     4,800   EOG Resources,
             Inc. ...............        337,104
     1,613   Hugoton Royalty
             Trust...............         44,603
    15,600   Noble Corp. ........      1,231,464
    46,300   Weatherford
             International,
             Ltd.*...............      2,450,659
    27,066   XTO Energy, Inc. ...      1,146,245
                                     -----------
                                       7,091,591
                                     -----------
             FINANCIALS - 5.35%
    34,100   ACE, Ltd. ..........      1,893,914
    26,900   American Express
             Co. ................      1,447,489
     9,700   American
             International Group,
             Inc. ...............        632,925
    14,400   Citigroup, Inc. ....        719,280
    14,300   Goldman Sachs Group,
             Inc. ...............      2,292,147
                                     -----------
                                       6,985,755
                                     -----------
             HEALTH CARE - 20.97%
     7,800   Abbott
             Laboratories........        333,372
    38,400   Amgen, Inc.*........      2,599,680
    10,500   Barr
             Pharmaceuticals,
             Inc.*...............        635,775
    14,300   Biogen Idec,
             Inc.*...............        641,355

Shares                             Value (Note 2)
------                             --------------
             HEALTH CARE (CONTINUED)
     9,500   Cardinal Health,
             Inc. ...............  $     639,825
    14,400   Cerner Corp. (O)*...        570,960
    11,500   Covance, Inc.*......        671,025
    18,900   Eli Lilly & Co. ....      1,000,188
     7,500   Express Scripts,
             Inc.*...............        586,050
    10,900   Genentech, Inc.*....        868,839
    11,700   Gen-Probe, Inc.
             (O)*................        625,599
    21,600   Genzyme Corp.*......      1,321,056
     8,800   Gilead Sciences,
             Inc.*...............        506,000
    31,500   Invitrogen Corp.
             (O)*................      2,079,315
    58,100   Johnson & Johnson...      3,405,241
    27,100   Medtronic, Inc. ....      1,358,252
    20,800   Pharmaceutical
             Product Development,
             Inc. ...............        746,096
    12,500   St. Jude Medical,
             Inc.*...............        493,500
    59,800   Stryker Corp. ......      2,616,250
    53,197   Teva Pharmaceutical
             Industries Ltd., ADR
             (O).................      2,154,478
    22,100   UnitedHealth Group,
             Inc. ...............      1,099,255
     7,200   WellPoint, Inc.*....        511,200
    39,400   Wyeth...............      1,917,598
                                     -----------
                                      27,380,909
                                     -----------
             INDUSTRIALS - 14.87%
    13,200   Boeing Co. .........      1,101,540
     8,500   Caterpillar,
             Inc. ...............        643,790
    12,600   CSX Corp. ..........        862,974
     7,200   Danaher Corp. ......        461,592
    10,900   FedEx Corp. ........      1,254,917
   197,500   General Electric
             Co. ................      6,831,525
    11,400   Graco, Inc. ........        532,950
    15,800   Illinois Tool Works,
             Inc. ...............      1,622,660
    22,500   Ingersoll-Rand Co.,
             Ltd., Class A.......        984,375
    12,600   Rockwell Automation,
             Inc. ...............        912,996
    10,300   Stericycle, Inc.*...        678,152
     8,000   United Parcel
             Service, Inc. ......        648,560
    27,400   United Technologies
             Corp. ..............      1,720,994
    30,800   Waste Management,
             Inc. ...............      1,153,768
                                     -----------
                                      19,410,793
                                     -----------
             INFORMATION TECHNOLOGY - 28.26%
    26,100   Adobe Systems,
             Inc.*...............      1,023,120
    36,900   Altera Corp.*.......        805,896
    11,200   Amphenol Corp. .....        647,360
   204,900   Cisco Systems,
             Inc.*...............      4,292,655
    28,700   Citrix Systems,
             Inc.*...............      1,145,704
    13,100   Cognizant Technology
             Solutions Corp.,
             Class A*............        833,291
    72,300   Dell, Inc.*.........      1,894,260
    58,700   eBay, Inc.*.........      2,019,867
   142,900   EMC
             Corp./Massachusetts*...   1,930,579



--------------------------------------------------------------------------------
                                                                              39

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                        COMMON STOCKS (CONTINUED)
-------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
     4,100   Google, Inc., Class
             A*..................  $   1,713,554
   121,000   Intel Corp. ........      2,417,580
    16,000   International
             Business Machines
             Corp. ..............      1,317,440
    21,400   Kla-Tencor Corp. ...      1,030,624
    39,900   Micron Technology,
             Inc.*...............        677,103
   224,200   Microsoft Corp. ....      5,414,430
    52,000   Motorola, Inc. .....      1,110,200
    25,600   NAVTEQ Corp.*.......      1,062,912
    87,200   Nokia OYJ, ADR......      1,975,952
    37,300   Oracle Corp.*.......        544,207
    41,600   Qualcomm, Inc. .....      2,135,744
    33,600   Texas Instruments,
             Inc. ...............      1,166,256
    30,300   VeriSign, Inc.*.....        712,656
    31,300   Yahoo!, Inc.*.......      1,026,014
                                     -----------
                                      36,897,404
                                     -----------
             MATERIALS - 1.33%
    11,900   Praxair, Inc. ......        667,947
    15,100   Weyerhaeuser Co. ...      1,064,097
                                     -----------
                                       1,732,044
                                     -----------
             TELECOMMUNICATION SERVICES - 2.21%
    11,200   Amdocs, Ltd.*.......        416,640
    49,700   NeuStar, Inc., Class
             A (O)*..............      1,744,470
    29,100   Sprint Nextel
             Corp. ..............        721,680
                                     -----------
                                       2,882,790
                                     -----------
             UTILITIES - 0.78%
    59,700   AES Corp.*..........      1,013,109
                                     -----------
             TOTAL COMMON STOCKS
             ( Cost
             $119,518,878 )......    128,282,324

Shares                             Value (Note 2)
------                             --------------
                     INVESTMENT COMPANIES - 6.75%
-------------------------------------------------
    29,300   Industrial Select
             Sector SPDR Fund
             (O).................  $   1,011,729
    23,700   Nasdaq-100 Index
             Tracking Stock
             (O).................        991,608
   624,970   SSgA Prime Money
             Market Fund.........        624,970
 6,180,826   State Street
             Navigator Securities
             Lending Portfolio
             (I).................      6,180,826
                                     -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $8,784,006 )........      8,809,133

                      TOTAL INVESTMENTS - 105.01%
-------------------------------------------------
( Cost $128,302,884** ).............  137,091,457

       NET OTHER ASSETS AND LIABILITIES - (5.01)%
-------------------------------------------------
                                      (6,543,624)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $ 130,547,833
-------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $128,408,911.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.



--------------------------------------------------------------------------------
40

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 97.71%
-----------------------------------------------
             CONSUMER DISCRETIONARY - 9.87%
     7,600   Advo, Inc. (O)....  $      215,384
     7,800   AnnTaylor Stores
             Corp.*............         291,174
     9,300   Belo Corp., Class
             A (O).............         170,469
     6,300   Cato Corp., Class
             A (O).............         142,569
     2,500   CEC Entertainment,
             Inc.*.............          87,750
     8,000   Darden
             Restaurants,
             Inc. .............         316,800
     7,254   Federated
             Department Stores,
             Inc. .............         564,724
    33,639   Interpublic Group
             of Cos., Inc.
             (O)*..............         322,262
     6,900   J.C. Penney Co.,
             Inc. .............         451,674
    18,800   Jones Apparel
             Group, Inc. ......         645,780
     5,700   Matthews
             International
             Corp., Class A....         198,360
     5,000   Modine
             Manufacturing
             Co. ..............         145,050
    36,600   Newell Rubbermaid,
             Inc. .............       1,003,572
    12,900   O'Reilly
             Automotive,
             Inc.*.............         437,052
     9,800   Stage Stores,
             Inc. .............         306,348
     5,400   Standard-Pacific
             Corp. ............         171,234
    10,100   Tempur-Pedic
             International,
             Inc. (O)*.........         159,479
    27,200   TJX Cos., Inc. ...         656,336
    14,600   Univision
             Communications,
             Inc., Class A*....         521,074
     5,800   Valassis
             Communications,
             Inc.*.............         169,766
     7,400   WCI Communities,
             Inc. (O)*.........         189,662
     6,700   Yankee Candle Co.,
             Inc. .............         201,938
                                   ------------
                                      7,368,457
                                   ------------
             CONSUMER STAPLES - 9.56%
    19,800   Albertson's,
             Inc. .............         501,534
    24,900   Archer-Daniels-Midland
             Co. ..............         904,866
    11,500   Casey's General
             Stores, Inc. .....         245,985
    10,100   Clorox Co. .......         648,218
     6,100   Costco Wholesale
             Corp. ............         332,023
    19,500   Hain Celestial
             Group, Inc.
             (O)*..............         524,550
     7,500   Herbalife,
             Ltd.*.............         261,000
     5,600   Hormel Foods
             Corp. ............         187,936
    13,000   McCormick & Co.,
             Inc. .............         452,790
    11,300   NBTY, Inc.*.......         255,945
    10,600   Pepsi Bottling
             Group, Inc. ......         340,260
    17,500   Safeway, Inc. ....         439,775
    21,000   Sara Lee Corp. ...         375,270

Shares                           Value (Note 2)
------                           --------------
             CONSUMER STAPLES (CONTINUED)
    24,600   Spectrum Brands,
             Inc. (O)*.........  $      407,130
    21,000   The Kroger
             Company*..........         425,460
     5,700   Universal
             Corp./Richmond
             VA................         216,999
    14,100   UST, Inc. (O).....         619,413
                                   ------------
                                      7,139,154
                                   ------------
             ENERGY - 6.80%
     3,600   Amerada Hess
             Corp. ............         515,772
     6,600   Arch Coal,
             Inc. .............         626,934
    10,800   BJ Services
             Co. ..............         410,940
     7,750   Encore Acquisition
             Co.*..............         237,460
     8,400   ENSCO
             International,
             Inc. .............         449,316
     3,600   EOG Resources,
             Inc. .............         252,828
     9,300   Forest Oil
             Corp.*............         340,101
     6,400   Marathon Oil
             Corp. ............         507,904
     8,300   Newfield
             Exploration
             Co.*..............         370,180
    11,200   Pioneer Natural
             Resources Co. ....         479,584
     4,800   Plains Exploration
             and Production
             Co.*..............         176,976
    10,600   Smith
             International,
             Inc. .............         447,638
     6,100   Whiting Petroleum
             Corp. (O)*........         257,725
                                   ------------
                                      5,073,358
                                   ------------
             FINANCIALS - 28.10%
     9,600   AMB Property
             Corp., REIT.......         479,904
     4,300   American Capital
             Strategies, Ltd.
             (O)...............         149,726
    14,700   AmSouth Bancorp...         425,418
    10,600   Archstone-Smith
             Trust, REIT.......         518,128
     7,000   Ares Capital
             Corp. ............         118,720
    11,760   Associated
             Banc-Corp. (O)....         397,723
    10,700   Assured Guaranty,
             Ltd. .............         265,895
     6,100   Bank of America
             Corp. ............         304,512
     8,700   Bear Stearns Cos.,
             Inc. .............       1,239,837
     7,800   Camden Property
             Trust, REIT.......         536,094
     6,600   Capital One
             Financial
             Corp. ............         571,824
     6,000   CIT Group,
             Inc. .............         324,060
    14,100   Colonial
             BancGroup,
             Inc. .............         365,613
     6,900   Compass
             Bancshares,
             Inc. .............         379,224
     3,700   Cousins
             Properties, Inc.,
             REIT..............         116,365
     4,050   Delphi Financial
             Group, Class A....         212,180
     3,100   Equity Inns, Inc.,
             REIT..............          50,220
    11,800   Equity
             Residential,
             REIT..............         529,466
     4,800   Everest Re Group,
             Ltd. .............         436,800



--------------------------------------------------------------------------------
                                                                              41

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             FINANCIALS (CONTINUED)
    13,000   Federated
             Investors, Inc.,
             Class B...........  $      456,300
     3,300   First Midwest
             Bancorp, Inc. ....         118,899
     6,800   General Growth
             Properties, Inc.,
             REIT..............         319,260
     6,500   Hartford Financial
             Services Group,
             Inc. .............         597,545
     4,800   International
             Bancshares
             Corp. ............         137,328
     2,900   IPC Holdings, Ltd.
             (O)...............          77,343
    13,200   iStar Financial,
             Inc., REIT........         505,032
     7,100   J.P. Morgan Chase
             & Co. ............         322,198
     9,600   Janus Capital
             Group, Inc. ......         186,816
    14,300   Kimco Realty
             Corp., REIT.......         530,959
       700   LaSalle Hotel
             Properties,
             REIT..............          30,611
     4,500   M&T Bank Corp. ...         537,300
    11,800   Marshall & Ilsley
             Corp. ............         539,496
     2,400   MB Financial,
             Inc. .............          84,912
     3,900   MBIA, Inc. .......         232,557
    16,100   Mellon Financial
             Corp. ............         605,843
     8,100   Merrill Lynch &
             Co., Inc. ........         617,706
     7,400   NewAlliance
             Bancshares,
             Inc. .............         106,856
     7,200   PartnerRe,
             Ltd. .............         450,360
     2,500   Pennsylvania Real
             Estate Investment
             Trust (O).........         101,400
     7,200   Platinum
             Underwriters
             Holdings, Ltd.
             (Bermuda) (O).....         198,504
    13,400   Prologis, REIT....         672,948
     2,100   PS Business Parks,
             Inc., REIT........         109,095
     6,300   Radian Group,
             Inc. .............         395,136
     4,000   RAIT Investment
             Trust, REIT (O)...         103,520
    10,800   Realty Income
             Corp., REIT (O)...         244,836
     6,500   Reinsurance Group
             of America,
             Inc. .............         312,650
    10,200   RenaissanceRe
             Holdings, Ltd. ...         428,910
     8,400   Safeco Corp. .....         435,960
     8,400   Scottish Re Group,
             Ltd. .............         195,132
     8,000   Simon Property
             Group, Inc.,
             REIT..............         655,040
     6,100   TCF Financial
             Corp. (O).........         163,846
     4,620   Texas Regional
             Bancshares, Inc.,
             Class A...........         132,455

Shares                           Value (Note 2)
------                           --------------
             FINANCIALS (CONTINUED)
    11,200   Thornburg
             Mortgage, Inc.,
             REIT (O)..........  $      323,792
     8,300   Universal American
             Financial Corp.
             (O)*..............         122,342
    24,600   UnumProvident
             Corp. (O).........         499,626
     8,000   U-Store-It Trust,
             REIT..............         146,240
     5,200   Ventas, Inc.,
             REIT..............         169,884
     5,500   Vornado Realty
             Trust, REIT.......         526,020
     7,500   Washington Mutual,
             Inc. (O)..........         337,950
     3,800   Webster Financial
             Corp. ............         178,410
     2,700   Westamerica
             Bancorp...........         138,078
     6,103   Zions Bancorp.....         506,732
                                   ------------
                                     20,977,536
                                   ------------
             HEALTH CARE - 6.02%
     5,100   Amsurg Corp.
             (O)*..............         130,254
     7,400   Becton Dickinson &
             Co. ..............         466,496
     8,400   Biogen Idec,
             Inc.*.............         376,740
     2,500   Charles River
             Laboratories
             International,
             Inc.*.............         118,125
     3,700   Cigna Corp. ......         395,900
     2,400   Dentsply
             International,
             Inc. .............         143,208
     4,400   Diagnostic
             Products Corp.
             (O)...............         255,200
     6,016   Fisher Scientific
             International,
             Inc.*.............         424,429
     9,900   Health Management
             Associates, Inc.,
             Class A...........         205,029
     3,000   Idexx
             Laboratories, Inc.
             (O)*..............         249,630
     4,500   Invitrogen Corp.
             (O)*..............         297,045
     9,600   Omnicare, Inc.
             (O)...............         544,416
     7,000   Triad Hospitals,
             Inc.*.............         288,400
     3,900   Varian, Inc.*.....         168,753
    15,200   Watson
             Pharmaceuticals,
             Inc.*.............         432,288
                                   ------------
                                      4,495,913
                                   ------------
             INDUSTRIALS - 9.65%
     7,800   Acuity Brands,
             Inc. .............         321,984
     8,200   Airtran Holdings,
             Inc. (O)*.........         114,636
     2,700   Albany
             International
             Corp.,
             Class A...........         105,570
     4,900   Avery Dennison
             Corp. ............         306,250
     5,200   Carlisle Cos.,
             Inc. .............         439,400
    16,700   CSX Corp. ........       1,143,783
     6,787   Genesee & Wyoming,
             Inc.,
             Class A*..........         222,410
     2,400   Graco, Inc. ......         112,200
    10,300   Ingersoll-Rand
             Co., Ltd.,
             Class A...........         450,625



--------------------------------------------------------------------------------
42

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             INDUSTRIALS (CONTINUED)
    11,500   Manpower, Inc. ...  $      749,225
    11,100   Masco Corp. ......         354,090
     5,100   Mueller
             Industries,
             Inc. .............         193,188
     8,000   Parker-Hannifin
             Corp. ............         648,400
     8,600   R. R. Donnelley &
             Sons Co. .........         289,734
     7,300   Republic Services,
             Inc. .............         321,273
     6,400   Simpson
             Manufacturing Co.,
             Inc. .............         255,936
    10,000   Timken Co. (O)....         349,000
     6,700   United Stationers,
             Inc.*.............         359,455
     6,100   W.W. Grainger,
             Inc. .............         469,212
                                   ------------
                                      7,206,371
                                   ------------
             INFORMATION TECHNOLOGY - 9.03%
     6,700   Affiliated
             Computer Services,
             Inc., Class A*....         373,592
    13,200   Arrow Electronics,
             Inc.*.............         477,840
    10,900   ATMI, Inc. (O)*...         309,560
    24,600   Avaya, Inc.*......         295,200
     9,500   Belden CDT, Inc.
             (O)...............         297,350
     7,700   Computer Sciences
             Corp.*............         450,835
    22,000   Convergys
             Corp.*............         428,340
     3,400   Diebold, Inc. ....         144,670
    11,200   Electronic Data
             Systems Corp. ....         303,296
    14,100   Intersil Corp.,
             Class A...........         417,501
    36,900   LSI Logic Corp.
             (O)*..............         392,985
   102,900   Lucent
             Technologies, Inc.
             (O)*..............         287,091
     4,600   MAXIMUS, Inc. ....         160,264
    11,600   Molex, Inc. ......         430,592
     6,600   NAM TAI
             Electronics,
             Inc. .............         149,028
    28,600   Reynolds and
             Reynolds Co.,
             Class A...........         850,564
    39,600   Tellabs, Inc.*....         627,660
    10,500   Varian
             Semiconductor
             Equipment
             Associates, Inc.
             (O)*..............         343,875
                                   ------------
                                      6,740,243
                                   ------------
             MATERIALS - 8.14%
    11,500   Agrium, Inc. .....         296,930
    11,000   Air Products &
             Chemicals,
             Inc. .............         753,720
     3,300   Aptargroup,
             Inc. .............         172,953
     2,900   Ashland, Inc. ....         190,878
     4,200   Bemis Co. ........         132,132
     6,500   Compass Minerals
             International,
             Inc. (O)..........         171,145
    13,200   Dow Chemical
             Co. ..............         536,052

Shares                           Value (Note 2)
------                           --------------
             MATERIALS (CONTINUED)
     7,500   Inco, Ltd. .......  $      423,525
     6,500   Martin Marietta
             Materials,
             Inc. .............         690,040
    16,100   Novelis, Inc.
             (O)...............         392,840
     4,300   Nucor Corp. ......         467,926
    11,200   PPG Industries,
             Inc. .............         751,744
    10,800   Rohm and Haas
             Co. ..............         546,480
    23,500   Smurfit-Stone
             Container
             Corp.*............         304,325
     3,600   United States
             Steel Corp. ......         246,600
                                   ------------
                                      6,077,290
                                   ------------
             TELECOMMUNICATION SERVICES - 0.77%
     8,800   CenturyTel,
             Inc. .............         331,760
    18,400   Citizens
             Communications
             Co. ..............         244,352
                                   ------------
                                        576,112
                                   ------------
             UTILITIES - 9.77%
    16,700   AES Corp.*........         283,399
    12,200   American Electric
             Power Co.,
             Inc. .............         408,212
     4,400   Atmos Energy Corp.
             (O)...............         116,776
    14,900   Constellation
             Energy Group,
             Inc. .............         818,308
    15,700   Edison
             International.....         634,437
     6,300   Entergy Corp. ....         440,622
     2,200   New Jersey
             Resources Corp.
             (O)...............          97,394
    15,500   NSTAR.............         428,575
    22,500   PG&E Corp. .......         896,400
     8,650   PNM Resources,
             Inc. .............         218,931
    22,900   PPL Corp. ........         665,016
     6,500   Progress Energy,
             Inc. .............         278,200
    12,200   Public Service
             Enterprise Group,
             Inc. .............         764,940
     7,800   Sempra Energy.....         358,956
     7,600   UGI Corp. ........         170,240
     8,500   Westar Energy,
             Inc. .............         177,990
     3,100   WGL Holdings, Inc.
             (O)...............          91,202
    23,500   Xcel Energy,
             Inc. .............         442,740
                                   ------------
                                      7,292,338
                                   ------------
             TOTAL COMMON STOCKS
             ( Cost
             $60,034,071 ).....      72,946,772



--------------------------------------------------------------------------------
                                                                              43

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             UTILITIES (CONTINUED)
                  INVESTMENT COMPANIES - 13.64%
-----------------------------------------------
     3,600   iShares Russell
             Midcap Value Index
             Fund..............  $      485,208
   942,772   SSgA Prime Money
             Market Fund.......         942,772
 8,753,804   State Street
             Navigator
             Securities Lending
             Portfolio (I).....       8,753,804
                                   ------------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $10,181,521 ).....      10,181,784

                    TOTAL INVESTMENTS - 111.35%
-----------------------------------------------
( Cost $70,215,592** ).............  83,128,556

    NET OTHER ASSETS AND LIABILITIES - (11.35)%
-----------------------------------------------
                                     (8,470,255)

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                 $   74,658,301
-----------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $70,242,790.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 REITReal Estate Investment Trust.



--------------------------------------------------------------------------------
44

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 98.76%
-----------------------------------------------
             CONSUMER DISCRETIONARY - 23.22%
    23,500   Abercrombie &
             Fitch Co.,
             Class A...........  $    1,427,155
    18,200   Career Education
             Corp.*............         671,034
     9,000   Christopher &
             Banks Corp. ......         237,780
     8,500   Coach, Inc.*......         280,670
    18,600   Coldwater Creek,
             Inc.*.............         520,056
    34,600   D.R. Horton,
             Inc. .............       1,038,692
    11,200   Fastenal Co. .....         524,272
     8,400   ITT Educational
             Services, Inc.*...         533,820
    25,800   JOS A Bank
             Clothiers, Inc.*..       1,083,600
    30,100   Michaels Stores,
             Inc. .............       1,138,683
    22,600   O'Reilly
             Automotive,
             Inc.*.............         765,688
    45,600   Penn National
             Gaming, Inc.*.....       1,856,832
    22,500   Rare Hospitality
             International,
             Inc.*.............         700,200
    15,100   Shuffle Master,
             Inc.*.............         557,945
     1,600   Steiner Leisure,
             Ltd.*.............          68,992
    16,200   Urban Outfitters,
             Inc.*.............         375,840
     8,400   Zumiez, Inc.*.....         273,000
                                   ------------
                                     12,054,259
                                   ------------
             ENERGY - 10.50%
    32,600   Chesapeake Energy
             Corp. ............       1,032,768
    30,400   Noble Energy,
             Inc. .............       1,367,392
    43,000   Patterson-UTI
             Energy, Inc. .....       1,391,480
    17,900   Plains Exploration
             and Production
             Co.*..............         659,973
    28,600   Pride
             International,
             Inc.*.............         997,854
                                   ------------
                                      5,449,467
                                   ------------
             FINANCIALS - 10.79%
     8,430   Affiliated
             Managers Group*...         853,959
    46,600   Doral Financial
             Corp. ............         368,606
    60,200   E*Trade Financial
             Corp.*............       1,497,776
    11,000   Nasdaq Stock
             Market, Inc.*.....         411,620
    25,890   Nuveen
             Investments, Inc.,
             Class A...........       1,245,827
     8,300   optionsXpress
             Holdings, Inc. ...         261,450
    25,700   WR Berkley
             Corp. ............         961,694
                                   ------------
                                      5,600,932
                                   ------------
             HEALTH CARE - 18.09%
    17,300   Amedisys, Inc.*...         573,668
    23,600   Applera
             Corp. - Applied
             Biosystems
             Group.............         680,624
     3,700   Bausch & Lomb,
             Inc. .............         181,115
    16,800   Biomet, Inc. .....         624,624
    25,700   Biovail Corp. ....         669,742

Shares                           Value (Note 2)
------                           --------------
             HEALTH CARE (CONTINUED)
     9,700   Celgene Corp.*....  $      408,952
     5,700   Cephalon, Inc.*...         374,262
    20,200   Coventry Health
             Care, Inc.*.......       1,003,334
       500   Diagnostic
             Products Corp. ...          29,000
    12,900   Fisher Scientific
             International,
             Inc.*.............         910,095
    22,000   Health Net,
             Inc.*.............         895,400
    21,200   Kinetic Concepts,
             Inc.*.............         925,592
    21,100   Omnicare, Inc. ...       1,196,581
    13,800   Patterson Cos.,
             Inc.*.............         449,604
     8,600   The Cooper Cos.,
             Inc. .............         471,452
                                   ------------
                                      9,394,045
                                   ------------
             INDUSTRIALS - 14.26%
    28,700   Alliance Data
             Systems Corp.*....       1,578,500
    15,000   DRS Technologies,
             Inc. .............         832,950
    12,900   DST Systems,
             Inc.*.............         793,608
    12,700   Flir Systems,
             Inc.*.............         310,515
    17,700   Graco, Inc. ......         827,475
    13,800   Oshkosh Truck
             Corp. ............         844,560
    14,400   Precision
             Castparts
             Corp. ............         906,912
    18,000   Resources
             Connection,
             Inc.*.............         484,200
     9,500   Terex Corp.*......         822,225
                                   ------------
                                      7,400,945
                                   ------------
             INFORMATION TECHNOLOGY - 17.94%
    17,200   Amphenol Corp. ...         994,160
    21,400   Autodesk, Inc.*...         899,656
    18,300   Avid Technology,
             Inc.*.............         705,465
     7,300   CDW Corp. ........         434,496
    10,000   Cognizant
             Technology
             Solutions Corp.,
             Class A*..........         636,100
    17,800   Foundry Networks,
             Inc.*.............         252,938
    16,000   Intuit, Inc.*.....         866,720
    13,000   Lam Research
             Corp.*............         635,440
    15,000   MEMC Electronic
             Materials,
             Inc.*.............         609,000
    37,800   Polycom, Inc.*....         831,600
    28,200   QLogic Corp.*.....         586,842
    43,300   Varian
             Semiconductor
             Equipment
             Associates,
             Inc.*.............       1,418,075
     9,700   Waters Corp.*.....         439,604
                                   ------------
                                      9,310,096
                                   ------------
             MATERIALS - 2.60%
    10,100   Freeport-McMoRan
             Copper & Gold,
             Inc. .............         652,258
    12,400   Inco, Ltd. .......         700,228
                                   ------------
                                      1,352,486
                                   ------------



--------------------------------------------------------------------------------
                                                                              45

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             TELECOMMUNICATION SERVICES - 1.36%
    15,400   NeuStar, Inc.,
             Class A*..........  $      540,540
     9,200   Syniverse
             Holdings, Inc.*...         162,932
                                   ------------
                                        703,472
                                   ------------
             TOTAL COMMON STOCKS
             ( Cost
             $48,984,801 ).....      51,265,702

                     INVESTMENT COMPANY - 0.95%
-----------------------------------------------
   491,829   SSgA Prime Money
             Market Fund.......         491,829
                                   ------------
             TOTAL INVESTMENT COMPANY
             ( Cost
             $491,829 )........         491,829

                     TOTAL INVESTMENTS - 99.71%
-----------------------------------------------
( Cost $49,476,630** ).............  51,757,531

       NET OTHER ASSETS AND LIABILITIES - 0.29%
-----------------------------------------------
                                        150,680

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                 $   51,908,211
-----------------------------------------------

   * Non-income producing.

  ** Aggregate cost for Federal tax purposes was $49,506,867.



--------------------------------------------------------------------------------
46

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                          Value (Note 2)
------                          --------------
                        COMMON STOCKS - 94.33%
----------------------------------------------
           ARGENTINA - 0.04%
   1,600   Banco Macro Bansud
           S.A., ADR*.........  $       37,072
                                  ------------
           AUSTRALIA - 0.99%
  17,180   ABC Learning
           Centres, Ltd. .....         110,859
  88,751   BlueScope Steel,
           Ltd. ..............         517,443
  13,700   James Hardie
           Industries N.V. ...          98,283
  21,052   John Fairfax
           Holdings, Ltd. ....          62,328
  43,663   Macquarie
           Infrastructure
           Group..............         118,334
                                  ------------
                                       907,247
                                  ------------
           BELGIUM - 1.13%
  20,500   InBev N.V. ........       1,034,610
                                  ------------
           BRAZIL - 1.37%
   4,500   Brasil Telecom
           Participacoes S.A.,
           ADR................         183,825
  20,500   Cia de Concessoes
           Rodoviarias........         179,455
   8,100   Gerdau S.A., ADR...         140,130
   9,600   Grendene S.A. .....          81,282
   3,900   Petroleo
           Brasileiro, S.A.,
           ADR................         385,437
   9,300   Souza Cruz S.A. ...         176,613
   6,300   Ultrapar
           Participacoes S.A.,
           ADR................         110,691
                                  ------------
                                     1,257,433
                                  ------------
           CHILE - 0.07%
   2,200   AFP Provida S.A.,
           ADR................          60,060
                                  ------------
           CHINA - 0.29%
   1,860   CNOOC, Ltd., ADR...         153,785
 137,000   People's Food
           Holdings, Ltd. ....         108,317
                                  ------------
                                       262,102
                                  ------------
           EGYPT - 0.54%
   3,045   Eastern Tobacco....         193,686
   2,920   Orascom
           Construction
           Industries.........         120,357
   3,500   Orascom Telecom
           Holding S.A.E. ....         184,672
                                  ------------
                                       498,715
                                  ------------
           FINLAND - 0.15%
   6,700   Sampo OYJ..........         138,369
                                  ------------
           FRANCE - 12.41%
  22,600   AXA S.A. ..........         829,912
  14,300   BNP Paribas........       1,352,066
   2,100   Carbone Lorraine...         121,254
  51,000   France Telecom
           S.A. ..............       1,191,672
   6,608   Lafarge S.A. ......         813,307
  11,600   Lagardere
           S.C.A. ............         959,134

Shares                          Value (Note 2)
------                          --------------
           FRANCE (CONTINUED)
   2,200   Neopost S.A. ......  $      248,973
  14,369   Sanofi-Aventis.....       1,355,869
   8,400   Schneider Electric
           S.A. ..............         951,686
   8,200   Total S.A. ........       2,268,999
  35,500   Vivendi Universal
           S.A. ..............       1,296,901
                                  ------------
                                    11,389,773
                                  ------------
           GERMANY - 5.99%
   3,900   Allianz AG.........         653,304
  12,400   Bayerische Motoren
           Werke AG...........         674,807
   5,900   Deutsche Bank AG...         724,826
   1,100   Fielmann AG........         105,394
   4,200   Fresenius Medical
           Care AG & Co.
           KGaA...............         504,261
   1,000   Patrizia Immobilien
           AG*................          27,065
     262   PUMA AG Rudolf
           Dassler Sport......         105,673
  14,236   Siemens AG.........       1,347,812
   2,411   Techem AG..........         108,076
  16,080   Volkswagen AG*.....       1,242,477
                                  ------------
                                     5,493,695
                                  ------------
           GREECE - 0.31%
   2,200   Hellenic Exchanges
           S.A. ..............          40,491
   3,490   OPAP S.A. .........         129,084
   3,700   Piraeus Bank
           S.A.*..............         116,674
                                  ------------
                                       286,249
                                  ------------
           HONG KONG - 0.78%
  43,500   China Netcom Group
           Corp., Hong Kong,
           Ltd. ..............          79,390
  24,100   Esprit Holdings,
           Ltd. ..............         193,033
  83,000   Hutchison
           Telecommunications
           International,
           Ltd.*..............         146,663
 345,000   Pacific Basin
           Shipping, Ltd. ....         153,518
 173,000   SA SA International
           Holdings, Ltd. ....          71,403
  92,000   Texwinca Holdings,
           Ltd. ..............          67,637
                                  ------------
                                       711,644
                                  ------------
           HUNGARY - 0.26%
     620   Gedeon Richter
           Rt. ...............         133,592
     900   MOL Magyar Olaj-es
           Gazipari Rt. ......         107,089
                                  ------------
                                       240,681
                                  ------------
           INDIA - 0.92%
   7,200   Hero Honda Motors,
           Ltd. ..............         136,845
  18,600   Hindustan Lever,
           Ltd. ..............         120,685
   5,122   Oil & Natural Gas
           Corp., Ltd. .......         148,022



--------------------------------------------------------------------------------
                                                                              47

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                          Value (Note 2)
------                          --------------
                     COMMON STOCKS (CONTINUED)
----------------------------------------------
           INDIA (CONTINUED)
  12,002   Satyam Computer
           Services, Ltd. ....  $      200,033
  12,100   State Bank of
           India, Ltd. .......         238,873
                                  ------------
                                       844,458
                                  ------------
           INDONESIA - 0.77%
 764,000   Bank Mandiri
           Persero Tbk PT.....         166,833
   9,600   Telekomunikasi
           Indonesia Tbk PT,
           ADR................         331,200
 330,000   United Tractors Tbk
           PT.................         204,550
                                  ------------
                                       702,583
                                  ------------
           IRELAND - 2.43%
  11,117   Anglo Irish Bank
           Corp. PLC..........         183,140
  52,527   Bank of Ireland....         985,329
  22,687   CRH PLC............         834,731
   5,000   DCC PLC............         121,501
   4,200   Irish Life &
           Permanent PLC......         107,204
                                  ------------
                                     2,231,905
                                  ------------
           ISRAEL - 0.24%
  44,000   Bank Hapoalim
           B.M. ..............         221,718
     346   Israel Chemicals,
           Ltd. ..............           1,369
                                  ------------
                                       223,087
                                  ------------
           ITALY - 7.24%
  17,700   Assicurazioni
           Generali SpA.......         663,829
  30,117   Banco Popolare di
           Verona e Novara
           S.c.r.l. ..........         848,186
 111,450   Enel SpA...........         963,719
  42,300   ENI SpA............       1,292,218
   2,700   Lottomatica SpA....         124,541
  83,144   Mediaset SpA.......       1,052,717
 214,500   Telecom Italia
           SpA................         601,119
 144,945   UniCredito Italiano
           SpA................       1,092,339
                                  ------------
                                     6,638,668
                                  ------------
           JAPAN - 20.67%
   3,100   ABC-Mart, Inc. ....          72,613
   2,600   Aoyama Trading Co.,
           Ltd. ..............          87,295
   3,500   Asahi Pretec
           Corp. .............         126,741
   9,200   Asia Securities
           Printing Co.,
           Ltd. ..............         102,209
  16,000   Bosch Corp. .......          76,924
   6,000   Chiyoda Corp. .....         135,003
   2,000   Daito Trust
           Construction Co.,
           Ltd. ..............         104,065
  11,600   Dodwell BMS,
           Ltd. ..............          98,591
   1,400   Don Quijote Co.,
           Ltd. ..............         119,482
     165   eAccess, Ltd. .....         113,988
     134   East Japan Railway
           Co. ...............       1,047,031
   1,900   Eizo Nanao
           Corp. .............          64,795

Shares                          Value (Note 2)
------                          --------------
           JAPAN (CONTINUED)
   4,000   Hisamitsu
           Pharmaceutical Co.,
           Inc. ..............  $      123,402
   1,400   Hogy Medical Co.,
           Ltd. ..............          74,076
  21,800   Hoya Corp. ........         883,305
   6,100   Ichiyoshi
           Securities Co.,
           Ltd. ..............         111,786
   2,800   Ito En, Ltd. ......         103,116
   4,000   JSR Corp. .........         123,401
   4,100   Leopalace21
           Corp. .............         160,000
   2,500   Mars Engineering
           Corp. .............          67,678
  11,500   Marui Co., Ltd. ...         222,369
     123   Mitsubishi UFJ
           Financial Group,
           Inc. ..............       1,935,135
  10,100   Murata
           Manufacturing Co.,
           Ltd. ..............         735,917
   9,200   Nidec Corp. .......         709,963
 116,500   Nissan Motor Co.,
           Ltd. ..............       1,532,854
   7,700   Nissen Co.,
           Ltd. ..............         120,804
      76   NIWS Co., HQ,
           Ltd. ..............          83,498
  60,000   Nomura Holdings,
           Inc. ..............       1,357,943
   7,500   OSG Corp. .........         159,196
   2,800   Rinnai Corp. ......          77,275
   1,700   Secom Techno
           Service Co.,
           Ltd.*..............          76,801
  19,800   Sony Corp. ........         995,438
      85   Sumitomo Mitsui
           Financial Group,
           Inc. ..............         933,861
  74,000   Sumitomo Trust &
           Banking Co.,
           Ltd. ..............         788,293
  10,000   Suruga Bank,
           Ltd. ..............         139,837
   4,000   Takamatsu Corp. ...          84,377
  22,800   Takeda
           Pharmaceutical Co.,
           Ltd. ..............       1,394,753
  22,400   THK Co., Ltd. .....         732,393
 193,000   Tokyo Gas Co.,
           Ltd. ..............         934,678
   7,700   Toyota Motor
           Corp. .............         450,732
   1,100   USS Co., Ltd. .....          82,373
  52,000   Yamato Holdings
           Co., Ltd. .........       1,037,486
  37,300   Yokogawa Electric
           Corp. .............         591,423
                                  ------------
                                    18,972,900
                                  ------------
           MEXICO - 1.00%
   2,500   CEMEX, S.A. de
           C.V., ADR..........         168,800
   4,040   Desarrolladora
           Homex S.A. de C.V.,
           ADR*...............         154,813
   1,970   Fomento Economico
           Mexicano S.A. de
           C.V., ADR..........         182,974
  39,900   Grupo Mexico S.A.
           de C.V. ...........         139,594
   6,800   Grupo Televisa
           S.A., ADR..........         144,160
  35,800   Kimberly-Clark de
           Mexico, S.A. de
           C.V., Class A......         126,056
                                  ------------
                                       916,397
                                  ------------



--------------------------------------------------------------------------------
48

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                          Value (Note 2)
------                          --------------
                     COMMON STOCKS (CONTINUED)
----------------------------------------------
           MOROCCO - 0.19%
  10,545   Maroc Telecom......  $      173,049
                                  ------------
           NETHERLANDS - 3.51%
   2,040   Boskalis
           Westminster........         159,147
   4,892   Fugro N.V. ........         205,518
   1,335   Hunter Douglas
           N.V. ..............          94,542
  24,200   Royal Dutch Shell
           PLC, Class A.......         830,319
     882   SBM Offshore
           N.V. ..............          94,694
  41,150   TNT N.V. ..........       1,482,531
   7,400   Trader Media East
           Ltd., GDR*.........          65,860
   3,378   USG People N.V. ...         291,246
                                  ------------
                                     3,223,857
                                  ------------
           NORWAY - 1.84%
   6,600   Acergy S.A.*.......         107,579
  49,500   Den Norske Bank
           ASA................         686,419
   4,300   Ekornes ASA........          95,370
  24,200   Statoil ASA........         796,763
                                  ------------
                                     1,686,131
                                  ------------
           PERU - 0.13%
   4,500   Credicorp, Ltd. ...         121,950
                                  ------------
           PHILIPPINES - 0.20%
   4,700   Philippine Long
           Distance Telephone
           Co., ADR...........         186,825
                                  ------------
           RUSSIA - 0.36%
   4,700   Evraz Group S.A.,
           GDR................         117,500
   6,600   Mobile Telesystems
           OJSC, ADR..........         215,556
                                  ------------
                                       333,056
                                  ------------
           SOUTH AFRICA - 1.27%
   8,800   Aquarius Platinum,
           Ltd. ..............         129,381
  30,900   Edgars Consolidated
           Stores, Ltd. ......         194,904
   9,200   Kumba Resources,
           Ltd. ..............         173,662
  33,098   Murray & Roberts
           Holdings, Ltd. ....         149,434
  56,400   Old Mutual PLC.....         197,541
  22,570   Sanlam, Ltd. ......          58,181
  67,296   Steinhoff
           International
           Holdings, Ltd. ....         266,190
                                  ------------
                                     1,169,293
                                  ------------
           SOUTH KOREA - 2.60%
     650   Hite Brewery Co.,
           Ltd. ..............          85,454
     900   Hyundai Motor
           Co. ...............          79,103
   9,300   Kangwon Land,
           Inc. ..............         191,285
   5,586   Kookmin Bank.......         500,442
   4,740   KT Corp., ADR......         110,300
   2,600   LG Electronics,
           Inc. ..............         215,288

Shares                          Value (Note 2)
------                          --------------
           SOUTH KOREA (CONTINUED)
   2,600   LG Household &
           Health Care,
           Ltd. ..............  $      207,570
   5,700   LG.Philips LCD Co.,
           Ltd., ADR*.........         119,985
   1,579   Samsung Electronics
           Co., Ltd., GDR
           (C)................         538,439
   1,020   Samsung SDI Co.,
           Ltd. ..............          84,351
   2,310   Shinhan Financial
           Group Co., Ltd. ...         115,108
   1,900   SK Corp. ..........         139,801
                                  ------------
                                     2,387,126
                                  ------------
           SPAIN - 1.65%
   3,100   Abengoa S.A. ......          96,776
  48,211   Banco Bilbao
           Vizcaya Argentaria
           S.A. ..............       1,065,644
   4,300   Corp. Mapfre
           S.A. ..............          90,975
   6,400   Indra Sistemas,
           S.A. ..............         131,850
   4,900   Prosegur Cia de
           Seguridad S.A. ....         130,205
                                  ------------
                                     1,515,450
                                  ------------
           SWEDEN - 1.28%
  11,180   Elekta AB, Class
           B..................         184,538
   6,200   Getinge AB.........         107,392
   9,900   Lindex AB*.........         146,599
   5,750   Swedish Match AB...          86,318
 183,000   Telefonaktiebolaget
           LM Ericsson........         651,360
                                  ------------
                                     1,176,207
                                  ------------
           SWITZERLAND - 8.31%
  17,000   Compagnie
           Financiere
           Richemont AG, Class
           A..................         879,960
  25,280   Credit Suisse
           Group..............       1,586,555
     100   Geberit AG.........         116,576
   7,700   Julius Baer Holding
           AG.................         737,587
   3,363   Nestle S.A. .......       1,024,817
  38,100   Novartis AG........       2,183,940
   4,500   Zurich Financial
           Services AG........       1,093,958
                                  ------------
                                     7,623,393
                                  ------------
           TAIWAN - 1.34%
  40,186   Advantech Co.,
           Ltd. ..............         110,204
 144,214   Chinatrust
           Financial Holding
           Co. ...............         118,419
   4,900   Chunghwa Telecom
           Co., Ltd., ADR.....         100,940
  33,000   Delta Electronics,
           Inc. ..............         102,805
   7,861   Delta Electronics,
           Inc., GDR (C)......         122,451
 128,100   Fubon Financial
           Holding Co.,
           Ltd. ..............         124,057



--------------------------------------------------------------------------------
                                                                              49

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                          Value (Note 2)
------                          --------------
                     COMMON STOCKS (CONTINUED)
----------------------------------------------
           TAIWAN (CONTINUED)
  37,100   HON HAI Precision
           Industry Co.,
           Ltd. ..............  $      251,736
 115,349   Taiwan
           Semiconductor
           Manufacturing Co.,
           Ltd. ..............         246,193
   5,300   Taiwan
           Semiconductor
           Manufacturing Co.,
           Ltd., ADR..........          55,544
                                  ------------
                                     1,232,349
                                  ------------
           THAILAND - 0.08%
  93,300   Thai Union Frozen
           Products Public
           Co., Ltd. .........          77,077
                                  ------------
           TURKEY - 0.25%
   1,300   Enka Insaat ve
           Sanayi AS..........          20,176
  12,005   Turkcell Iletisim
           Hizmet A.S., ADR...         204,685
                                  ------------
                                       224,861
                                  ------------
           UNITED KINGDOM - 13.72%
  83,600   BAE Systems PLC....         635,880
 113,600   Barclays PLC.......       1,417,690
  56,100   BP PLC.............         691,422
   7,626   Bunzl PLC..........          96,490
  13,867   Cattles PLC........          95,370
  98,800   Diageo PLC.........       1,628,988
  48,700   Enodis PLC.........         133,086
   5,900   Enterprise Inns
           PLC................         100,287
  14,560   Filtrona PLC.......          83,557
  46,073   Gallaher Group
           PLC................         731,100
  26,000   Imperial Tobacco
           Group PLC..........         807,152
   9,100   Intertek Group
           PLC................         136,693
   3,939   Man Group PLC......         181,344
  94,722   Marks and Spencer
           Group PLC..........       1,010,392
  83,563   National Grid
           PLC................         876,136
   6,700   Northgate PLC......         134,270
   6,200   Premier Oil PLC*...         116,004
  19,600   Reckitt Benckiser
           PLC................         713,808
  53,431   Regus Group PLC*...         113,162
  31,504   Royal Bank of
           Scotland Group
           PLC................       1,027,954
   6,400   Signet Group PLC,
           ADR................         123,264
 160,100   Tesco PLC..........         931,911
 295,422   Vodafone Group
           PLC................         696,987
   8,900   William Hill PLC...         102,881
                                  ------------
                                    12,585,828
                                  ------------
           TOTAL COMMON STOCKS
           ( Cost
           $64,860,569 )......      86,564,100

Shares                          Value (Note 2)
------                          --------------
                     COMMON STOCK UNIT - 0.17%
----------------------------------------------
           IRELAND - 0.17%
  11,200   Grafton Group
           PLC*...............  $      155,380
                                  ------------
           TOTAL COMMON STOCK UNIT
           ( Cost
           $113,763 ).........         155,380

                      PREFERRED STOCKS - 1.66%
----------------------------------------------
           BRAZIL - 1.36%
   7,300   Bradespar S.A. ....         290,708
 224,600   Caemi Mineracao e
           Metalurgica
           S.A. ..............         412,564
   4,500   Cia de Bebidas das
           Americas, ADR......         208,350
  50,600   Klabin S.A. .......         129,495
   7,300   Telemar Norte Leste
           S.A. ..............         202,884
                                  ------------
                                     1,244,001
                                  ------------
           SOUTH KOREA - 0.30%
   1,510   Hyundai Motor
           Co. ...............          86,931
   9,300   Lotte Shopping Co.,
           Ltd., GDR (C)*.....         191,022
                                  ------------
                                       277,953
                                  ------------
           TOTAL PREFERRED STOCKS
           ( Cost
           $977,827 ).........       1,521,954

                   WARRANTS AND RIGHTS - 0.00%
----------------------------------------------
           JAPAN - 0.00%
     240   Belluna Co., Ltd.
           Exp. 12/31/30
           (Exercise Price
           $32.19) (L)*.......             688
                                  ------------
           TOTAL WARRANTS AND RIGHTS
           ( Cost $227 )......             688



--------------------------------------------------------------------------------
50

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                       Value (Note 2)
---------                       --------------
                CERTIFICATE OF DEPOSIT - 3.68%
----------------------------------------------
            UNITED STATES - 3.68%
$3,380,941  State Street
            Eurodollar
            2.600%, due
            05/01/06..........  $    3,380,941
                                  ------------
            TOTAL CERTIFICATE OF DEPOSIT
            ( Cost
            $3,380,941 )......       3,380,941
                    TOTAL INVESTMENTS - 99.84%
----------------------------------------------
( Cost $69,333,327** )............  91,623,063
      NET OTHER ASSETS AND LIABILITIES - 0.16%
----------------------------------------------
                                       148,615
                    TOTAL NET ASSETS - 100.00%
----------------------------------------------
                                $   91,771,678
----------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $69,409,280.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (L) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see note 2).
 ADR American Depository Receipt.
 GDR Global Depository Receipt.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
                                                                              51

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets

                      % of Net Assets
                      ---------------
Banks                           17.5%
Oil, Gas & Consumable
Fuels                            7.6%
Pharmaceuticals                  5.7%
Automobiles                      4.6%
Insurance                        4.1%
Media                            3.9%
Net Other Assets &
Liabilities                      3.9%
Diversified
Telecommunication
Services                         3.8%
Electronic Equipment &
Instruments                      3.8%
Diversified Financial
Services                         3.7%
Beverages                        3.5%
Electrical Equipment             2.6%
Road & Rail                      2.3%
Tobacco                          2.2%
Construction Materials           2.1%
Electric Utilities               2.0%
Household Durables               2.0%
Multiline Retail                 1.9%
Air Freight & Logistics          1.6%
Metals & Mining                  1.6%
Commercial Services &
Supplies                         1.4%
Food Products                    1.3%
Machinery                        1.3%
Textiles, Apparel &
Luxury Goods                     1.2%
Wireless
Telecommunication
Services                         1.2%
Household Products               1.1%

                      % of Net Assets
                      ---------------
Semiconductors &
Semiconductor Equipment          1.1%
Food & Staples Retailing         1.0%
Gas Utilities                    1.0%
Aerospace & Defense              0.7%
Communications Equipment         0.7%
Construction &
Engineering                      0.7%
Hotels, Restaurants &
Leisure                          0.7%
Specialty Retail                 0.7%
Health Care Providers &
Services                         0.6%
Real Estate                      0.6%
Energy Equipment &
Services                         0.5%
Chemicals                        0.4%
Distributors                     0.4%
Health Care Equipment &
Supplies                         0.4%
IT Services                      0.4%
Building Products                0.3%
Office Electronics               0.3%
Transportation
Infrastructure                   0.3%
Industrial Conglomerates         0.2%
Marine                           0.2%
Personal Products                0.2%
Auto Components                  0.1%
Computers & Peripherals          0.1%
Internet Software &
Services                         0.1%
Internet & Catalog
Retail                           0.1%
Leisure Equipment &
Products                         0.1%
Materials                        0.1%
Paper & Forest Products          0.1%
                          -----------
                               100.0%
                          -----------
                          -----------



--------------------------------------------------------------------------------
52

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------
                                          CASH RESERVES              BOND      HIGH INCOME
                                                   FUND              FUND             FUND
ASSETS:
Investments:
  Investments at cost                      $14,735,840       $122,151,591      $59,978,645
  Net unrealized appreciation
    (depreciation)                                   -         (2,105,032)         315,621
                                          ------------------------------------------------
    Total investments at value              14,735,840        120,046,559       60,294,266
  Cash                                               -              1,617                -
  Foreign currency (cost of $85,866)(Note
    2)                                               -                  -                -
Receivables:
  Investments sold                                   -                  -          116,246
  Fund shares sold                               2,789             60,483           50,056
  Dividends and interest                        16,467          1,059,468        1,101,724
  Due from Advisor, net                          2,451                  -                -
Prepaid insurance and registration fees            163                986              613
Other assets                                    21,760             25,354           29,081
                                          ------------------------------------------------
  Total Assets                              14,779,470        121,194,467       61,591,986
                                          ------------------------------------------------
LIABILITIES:
Payables:
  Investments purchased                              -            967,831          800,411
  Fund shares repurchased                       49,290            191,890           64,738
  Due to Advisor, net                                -             27,205           15,507
  Upon return of securities loaned                   -         18,089,008        7,674,585
  Administration and transfer agent fees         4,235             20,925           15,931
  Distribution fees - Class B                    3,064             25,791           11,812
  Shareholder servicing fees                         -             21,013           10,870
Accrued expenses and other payables             14,476             33,684           79,286
                                          ------------------------------------------------
  Total Liabilities                             71,065         19,377,347        8,673,140
                                          ------------------------------------------------
NET ASSETS                                 $14,708,405       $101,817,120      $52,918,846
                                          ------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                          $14,708,425       $105,038,398      $57,217,160
  Accumulated undistributed
    net investment income (loss)                     -            (10,735)         155,121
  Accumulated net realized gain (loss) on
    investments sold and foreign currency
    related transactions                           (20)        (1,105,511)      (4,769,056)
  Net unrealized appreciation
    (depreciation) of investments
    (including appreciation
    (depreciation) of foreign currency
    related transactions)                            -         (2,105,032)         315,621
                                          ------------------------------------------------
NET ASSETS                                 $14,708,405       $101,817,120      $52,918,846
                                          ------------------------------------------------
CLASS A SHARES:
  Net Assets                               $ 9,755,136       $ 60,248,881      $33,824,330
  Shares of beneficial interest
    outstanding                              9,777,822          6,222,063        4,596,513
  NET ASSET VALUE and redemption price
    per share(1)                           $      1.00       $       9.68      $      7.36
  Sales charge of offering price(2)               0.06               0.49             0.35
                                          ------------------------------------------------
  Maximum offering price per share         $      1.06       $      10.14      $      7.71
                                          ------------------------------------------------
CLASS B SHARES:
  Net Assets                               $ 4,953,269       $ 41,568,239      $19,094,516
  Shares of beneficial interest
    outstanding                              4,968,382          4,291,597        2,585,674
  Net Asset Value and redemption price
    per share(1)                           $      1.00       $       9.69      $      7.38
                                          ------------------------------------------------

(1) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
(2) Sales charge of offering price is 5.75% for the Cash Reserves, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, and International Stock Funds; and 4.50% for the Bond and High Income Funds.


--------------------------------------------------------------------------------
54

                See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------------------------
     BALANCED         LARGE CAP         LARGE CAP         MID CAP         MID CAP   INTERNATIONAL
         FUND        VALUE FUND       GROWTH FUND      VALUE FUND     GROWTH FUND      STOCK FUND
 $193,299,446      $152,111,569     $ 128,302,884   $  70,215,592   $  49,476,630   $  69,333,327
   18,749,663        33,868,217         8,788,573      12,912,964       2,280,901      22,289,736
-------------------------------------------------------------------------------------------------
  212,049,109       185,979,786       137,091,457      83,128,556      51,757,531      91,623,063
          980                 -                 -               -               -               -
            -                 -                 -               -               -          86,002
    1,117,080           579,166           144,907         561,343       1,324,673         692,611
      117,771            95,514            55,865         107,054          42,304         135,760
      765,582           287,221           111,500          59,364           9,429         274,625
            -                 -                 -               -               -               -
        1,889             1,636             1,241             638             419             597
       26,075            27,328            29,215          25,078          25,878          60,396
-------------------------------------------------------------------------------------------------
  214,078,486       186,970,651       137,434,185      83,882,033      53,160,234      92,873,054
-------------------------------------------------------------------------------------------------
      976,904                 -           285,844         315,909       1,103,572         895,272
      141,268           262,158           241,899          40,364          77,939          73,941
       91,773            62,424            58,170          44,476          16,283          55,950
   12,983,405         2,431,200         6,180,826       8,753,804               -               -
       42,868            46,238            43,662          20,903          18,427          12,717
       56,778            43,419            31,336          15,499          10,224           9,385
       44,529            37,419            27,091          15,118          10,526          18,276
       27,369            19,853            17,524          17,659          15,052          35,835
-------------------------------------------------------------------------------------------------
   14,364,894         2,902,711         6,886,352       9,223,732       1,252,023       1,101,376
-------------------------------------------------------------------------------------------------
 $199,713,592      $184,067,940     $ 130,547,833   $  74,658,301   $  51,908,211   $  91,771,678
-------------------------------------------------------------------------------------------------
 $184,452,322      $169,861,557     $ 135,429,758   $  53,399,044   $  56,664,173   $  62,697,354
       (7,702)          730,251              (360)         25,745        (167,473)         36,698
   (3,480,691)      (20,392,085)      (13,670,138)      8,320,548      (6,869,390)      6,747,003
   18,749,663        33,868,217         8,788,573      12,912,964       2,280,901      22,290,623
-------------------------------------------------------------------------------------------------
 $199,713,592      $184,067,940     $ 130,547,833   $  74,658,301   $  51,908,211   $  91,771,678
-------------------------------------------------------------------------------------------------
 $107,769,194      $113,268,762     $  80,424,397   $  49,151,499   $  35,168,361   $  75,864,896
    8,464,799         7,890,182         5,631,124       3,293,456       5,686,065       4,920,417
 $      12.73      $      14.36     $       14.28   $       14.92   $        6.19   $       15.42
         0.78              0.88              0.87            0.91            0.38            0.94
-------------------------------------------------------------------------------------------------
 $      13.51      $      15.24     $       15.15   $       15.83   $        6.57   $       16.36
-------------------------------------------------------------------------------------------------
 $ 91,944,398      $ 70,799,178     $  50,123,436   $  25,506,802   $  16,739,850   $  15,906,782
    7,215,141         5,000,429         3,702,645       1,769,164       2,835,574       1,042,275
 $      12.74      $      14.16     $       13.54   $       14.42   $        5.90   $       15.26
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              55

                See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED APRIL 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------
                                           CASH RESERVES             BOND      HIGH INCOME
                                                    FUND             FUND             FUND
INVESTMENT INCOME:
  Interest                                  $   371,684       $ 2,681,648      $ 2,119,136
  Dividends                                           -                 -           26,355
    Less: Foreign taxes withheld                      -                 -              (34)
  Securities lending income                           -            15,357           11,678
                                           -----------------------------------------------
    Total investment income                     371,684         2,697,005        2,157,135
                                           -----------------------------------------------
EXPENSES:
Management fees                                  34,377           264,836          150,198
Administration and transfer agent fees           18,745            99,740           60,562
Registration expenses                            12,310            13,454           12,159
Custodian and accounting fees                     7,518            16,754           13,792
Professional fees                                 6,867            11,066           11,104
Reports to shareholder expense                    1,308             7,797            4,452
Trustees' fees                                      830             5,055            2,609
Distribution fees - Class B                      20,557           167,334           75,608
Shareholder servicing fees - Class A                  -            76,640           43,069
Shareholder servicing fees - Class B                  -            55,778           25,203
Compliance expense                                2,581             2,581            2,581
Other expenses                                      833             3,407            2,246
                                           -----------------------------------------------
  Total expenses before
    reimbursement/waiver                        105,926           724,442          403,583
  Less reimbursement/waiver                     (38,104)          (82,186)         (54,893)
                                           -----------------------------------------------
  Total expenses net of
    reimbursement/waiver                         67,822           642,256          348,690
                                           -----------------------------------------------
NET INVESTMENT INCOME (LOSS)                    303,862         2,054,749        1,808,445
                                           -----------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on investments
  (including net realized gain (loss) on
  foreign currency related transactions)*           (13)         (233,204)         326,193
Net change in unrealized appreciation
  (depreciation) on investments (including
  a net unrealized appreciation
  (depreciation) on foreign currency
  related transactions)**                             -        (1,505,136)         264,839
                                           -----------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                      (13)       (1,738,340)         591,032
                                           -----------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                             $   303,849       $   316,409      $ 2,399,477
                                           -----------------------------------------------

----------------------------------
()* Includes foreign capital gains taxes paid of $3,813 for the International Stock Fund.
()** Net of deferred foreign capital gains taxes of $10,779 for the International Stock Fund.



--------------------------------------------------------------------------------
56

                See accompanying Notes to Financial Statements.

---------------------------------------------------------------------------------------
   BALANCED      LARGE CAP      LARGE CAP       MID CAP        MID CAP    INTERNATIONAL
       FUND     VALUE FUND    GROWTH FUND    VALUE FUND    GROWTH FUND       STOCK FUND
 $1,720,118    $    35,388   $     31,009   $    25,517   $     27,154   $       28,786
  1,324,511      2,353,747        963,088       600,048        162,503          807,447
       (422)             -         (5,358)         (361)          (948)         (60,149)
     15,792          1,820          6,451         4,456          2,586                -
---------------------------------------------------------------------------------------
  3,059,999      2,390,955        995,190       629,660        191,295          776,084
---------------------------------------------------------------------------------------
    661,094        498,418        499,138       332,449        188,056          415,240
    200,840        214,130        198,218        95,136         86,885           73,120
     13,871         14,403         13,614        10,292         10,420           13,070
     24,259         19,470         16,749        16,411         21,349           89,522
     14,445         13,732         12,263        10,314          9,145           13,491
     14,126         13,601         10,807         4,774          3,892            4,824
      8,314          8,615          6,305         3,141          2,378            3,572
    357,812        272,166        198,757        90,034         58,852           48,699
    134,996        135,832        100,127        57,475         43,068           82,634
    119,271         90,722         66,252        30,011         19,617           16,233
      2,581          2,581          2,581         2,581          2,581            2,581
      6,143          5,553          3,951         2,410          1,776            2,341
---------------------------------------------------------------------------------------
  1,557,752      1,289,223      1,128,762       655,028        448,019          765,327
    (81,092)      (112,505)      (133,212)      (75,152)       (89,251)         (83,927)
---------------------------------------------------------------------------------------
  1,476,660      1,176,718        995,550       579,876        358,768          681,400
---------------------------------------------------------------------------------------
  1,583,339      1,214,237           (360)       49,784       (167,473)          94,684
---------------------------------------------------------------------------------------
  1,904,974      6,230,947     11,941,257     8,337,393     10,713,985        6,783,703
  6,022,884      9,965,838     (6,016,946)      243,545     (3,548,843)       9,644,915
---------------------------------------------------------------------------------------
  7,927,858     16,196,785      5,924,311     8,580,938      7,165,142       16,428,618
---------------------------------------------------------------------------------------
 $9,511,197    $17,411,022   $  5,923,951   $ 8,630,722   $  6,997,669   $   16,523,302
---------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              57

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------
                                        CASH RESERVES FUND                       BOND FUND
                                 ---------------------------------   ---------------------------------
                                 SIX MONTHS ENDED                    SIX MONTHS ENDED
                                  APRIL 30, 2006     YEAR ENDED       APRIL 30, 2006     YEAR ENDED
                                   (UNAUDITED)    OCTOBER 31, 2005     (UNAUDITED)    OCTOBER 31, 2005
NET ASSETS AT BEGINNING OF
  PERIOD                           $17,347,840      $20,348,022        $109,530,215     $115,169,491
                                 ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                303,862          366,161           2,054,749        3,920,310
  Net realized gain (loss)                 (13)              (7)           (233,204)         210,525
  Net change in unrealized
    appreciation (dep)                       -                -          (1,505,136)      (3,572,710)
                                 ---------------------------------------------------------------------
  Net increase in net assets
    from operations                    303,849          366,154             316,409          558,125
                                 ---------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income
    Class A                           (221,921)        (261,600)         (1,315,512)      (2,405,620)
    Class B                            (82,744)        (105,896)           (787,268)      (1,647,191)
                                 ---------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   (304,665)        (367,496)         (2,102,780)      (4,052,811)
CAPITAL STOCK TRANSACTIONS:
  CLASS A SHARES
  Shares sold                       10,403,487        6,087,557           5,815,315       13,980,460
  Issued to shareholders in
    reinvestment of
    distributions                      214,819          258,400           1,267,969        2,314,294
  Shares redeemed                  (12,105,655)      (7,018,403)         (7,723,545)     (12,352,304)
  Redemption fees                            -                -                 395            1,381
                                 ---------------------------------------------------------------------
  Net increase (decrease) from
    capital stock transactions      (1,487,349)        (672,446)           (639,866)       3,943,831
                                 ---------------------------------------------------------------------
  CLASS B SHARES
  Shares sold                          506,703        1,672,418           1,066,325        3,970,780
  Issued to shareholders in
    reinvestment of
    distributions                       75,152           97,404             720,303        1,512,182
  Shares redeemed                   (1,733,125)      (4,096,216)         (7,073,486)     (11,571,383)
                                 ---------------------------------------------------------------------
  Net increase (decrease) from
    capital stock transactions      (1,151,270)      (2,326,394)         (5,286,858)      (6,088,421)
                                 ---------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                            (2,639,435)      (3,000,182)         (7,713,095)      (5,639,276)
                                 ---------------------------------------------------------------------
NET ASSETS at end of period        $14,708,405      $17,347,840        $101,817,120     $109,530,215
                                 ---------------------------------------------------------------------
Undistributed (distribution in
  excess of) net investment
  income                           $         -      $       803        $    (10,735)    $     37,296
                                 ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
  Shares sold                       10,403,487        6,087,557             591,063        1,394,768
  Issued to shareholders in
    reinvestment of
    distributions                      214,819          258,400             129,051          230,356
  Shares redeemed                  (12,105,655)      (7,018,403)           (785,488)      (1,229,378)
                                 ---------------------------------------------------------------------
  Net increase (decrease) from
    capital stock transactions      (1,487,349)        (672,446)            (65,374)         395,746
                                 ---------------------------------------------------------------------
  CLASS B SHARES
  Shares sold                          506,703        1,672,418             108,440          394,605
  Issued to shareholders in
    reinvestment of
    distributions                       75,152           97,404              73,270          150,443
  Shares redeemed                   (1,733,125)      (4,096,216)           (719,263)      (1,150,615)
                                 ---------------------------------------------------------------------
  Net decrease from capital
    stock transactions              (1,151,270)      (2,326,394)           (537,553)        (605,567)
                                 ---------------------------------------------------------------------



--------------------------------------------------------------------------------
58

                See accompanying Notes to Financial Statements.

              HIGH INCOME FUND                            BALANCED FUND                         LARGE CAP VALUE FUND
    -------------------------------------     -------------------------------------     -------------------------------------
    SIX MONTHS ENDED                          SIX MONTHS ENDED                          SIX MONTHS ENDED
     APRIL 30, 2006         YEAR ENDED         APRIL 30, 2006         YEAR ENDED         APRIL 30, 2006         YEAR ENDED
      (UNAUDITED)        OCTOBER 31, 2005       (UNAUDITED)        OCTOBER 31, 2005       (UNAUDITED)        OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------
      $ 65,126,572         $67,485,810          $205,715,130         $204,684,264         $177,793,189         $169,337,191
-----------------------------------------------------------------------------------------------------------------------------------
         1,808,445           4,289,635             1,583,339            3,188,269            1,214,237            1,726,743
           326,193             493,268             1,904,974            7,310,825            6,230,947             (333,713)
           264,839          (3,072,100)            6,022,884              579,312            9,965,838           14,146,845
-----------------------------------------------------------------------------------------------------------------------------------
         2,399,477           1,710,803             9,511,197           11,078,406           17,411,022           15,539,875
-----------------------------------------------------------------------------------------------------------------------------------
        (1,186,307)         (2,947,502)           (1,035,644)          (2,024,516)          (1,397,838)          (1,084,836)
          (624,187)         (1,279,041)             (559,306)          (1,230,115)            (417,037)            (377,017)
-----------------------------------------------------------------------------------------------------------------------------------
        (1,810,494)         (4,226,543)           (1,594,950)          (3,254,631)          (1,814,875)          (1,461,853)
         4,498,461           8,513,095             8,681,979           19,500,679           10,527,389           21,817,829
           911,949           1,770,738             1,022,837            1,999,000            1,385,061            1,072,530
       (15,829,411)         (8,840,700)          (13,571,631)         (16,722,892)         (11,574,718)         (12,359,804)
               117                 198                   447                  352                   45                   43
-----------------------------------------------------------------------------------------------------------------------------------
       (10,418,884)          1,443,331            (3,866,368)           4,777,139              337,777           10,530,598
-----------------------------------------------------------------------------------------------------------------------------------
           809,458           2,949,055             2,760,548            9,776,495            2,150,305            5,643,751
           512,880           1,035,777               546,958            1,199,896              406,274              368,151
        (3,700,163)         (5,271,661)          (13,358,923)         (22,546,439)         (12,215,752)         (22,164,524)
-----------------------------------------------------------------------------------------------------------------------------------
        (2,377,825)         (1,286,829)          (10,051,417)         (11,570,048)          (9,659,173)         (16,152,622)
-----------------------------------------------------------------------------------------------------------------------------------
       (12,207,726)         (2,359,238)           (6,001,538)           1,030,866            6,274,751            8,455,998
-----------------------------------------------------------------------------------------------------------------------------------
      $ 52,918,846         $65,126,572          $199,713,592         $205,715,130         $184,067,940         $177,793,189
    -------------------------------------------------------------------------------------------------------------------------------
      $    155,121         $   157,170          $     (7,702)        $      3,909         $    730,251         $  1,330,889
    -------------------------------------------------------------------------------------------------------------------------------
           610,771           1,133,885               687,527            1,594,151              762,094            1,686,415
           124,275             237,816                81,134              163,465              103,132               82,885
        (2,159,986)         (1,189,373)           (1,073,835)          (1,365,001)            (837,069)            (950,793)
-----------------------------------------------------------------------------------------------------------------------------------
        (1,424,940)            182,328              (305,174)             392,615               28,157              818,507
-----------------------------------------------------------------------------------------------------------------------------------
           109,721             393,564               218,313              799,826              157,711              443,034
                               138,631                43,371               98,163               30,593               28,784
            69,630
          (501,002)           (704,210)           (1,058,027)          (1,838,903)            (895,825)          (1,733,043)
-----------------------------------------------------------------------------------------------------------------------------------
          (321,651)           (172,015)             (796,343)            (940,914)            (707,521)          (1,261,225)
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              59

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        LARGE CAP GROWTH FUND                    MID CAP VALUE FUND
                                 ------------------------------------   ------------------------------------
                                 SIX MONTHS ENDED                       SIX MONTHS ENDED
                                  APRIL 30, 2006      YEAR ENDED         APRIL 30, 2006      YEAR ENDED
                                   (UNAUDITED)     OCTOBER 31, 2005       (UNAUDITED)     OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF
  PERIOD                           $133,731,230      $137,218,036         $66,758,591        $60,207,060
                                 ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)             (360)          426,541              49,784            (30,551)
  Net realized gain                  11,941,257         4,642,829           8,337,393          4,522,348
  Net change in unrealized
    appreciation (dep)               (6,016,946)        3,474,748             243,545          3,767,022
                                 ---------------------------------------------------------------------------
  Net increase in net assets
    from operations                   5,923,951         8,544,118           8,630,722          8,258,819
                                 ---------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income
    Class A                            (422,539)           (4,002)            (24,039)          (295,803)
    Class B                                   -                 -                   -                  -
  Net realized gains
    Class A                                   -                 -          (2,905,036)                 -
    Class B                                   -                 -          (1,562,221)                 -
                                 ---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    (422,539)           (4,002)         (4,491,296)          (295,803)
CAPITAL STOCK TRANSACTIONS:
  CLASS A SHARES
  Shares sold                         6,956,543        11,846,637           4,221,862          6,770,681
  Issued to shareholders in
    reinvestment of
    distributions                       419,623             3,921           2,882,283            263,976
  Shares redeemed                    (8,944,547)      (11,623,924)         (4,886,027)        (8,335,996)
  Redemption fees                            70                13                 150              1,213
                                 ---------------------------------------------------------------------------
  Net increase (decrease) from
    capital stock transactions       (1,568,311)          226,647           2,218,268         (1,300,126)
                                 ---------------------------------------------------------------------------
  CLASS B SHARES
  Shares sold                         1,368,362         3,402,886           2,081,278          3,467,853
  Issued to shareholders in
    reinvestment of
    distributions                             -                 -           1,515,962                  -
  Shares redeemed                    (8,484,860)      (15,656,455)         (2,055,224)        (3,579,212)
                                 ---------------------------------------------------------------------------
  Net increase (decrease) from
    capital stock transactions       (7,116,498)      (12,253,569)          1,542,016           (111,359)
                                 ---------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                             (3,183,397)       (3,486,806)          7,899,710          6,551,531
                                 ---------------------------------------------------------------------------
NET ASSETS at end of period        $130,547,833      $133,731,230         $74,658,301        $66,758,591
                                 ---------------------------------------------------------------------------
Undistributed (distribution in
  excess of) net investment
  income                           $       (360)     $    422,539         $    25,745        $         -
                                 ---------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
  Shares sold                           491,618           871,267             292,520            502,042
  Issued to shareholders in
    reinvestment of
    distributions                        30,145               286             207,080             19,715
  Shares redeemed                      (632,792)         (853,010)           (340,138)          (610,886)
                                 ---------------------------------------------------------------------------
  Net increase (decrease) from
    capital stock transactions         (111,029)           18,543             159,462            (89,129)
                                 ---------------------------------------------------------------------------
  CLASS B SHARES
  Shares sold                           101,483           264,215             148,623            263,787
  Issued to shareholders in
    reinvestment of
    distributions                             -                 -             112,460                  -
  Shares redeemed                      (630,658)       (1,211,040)           (147,098)          (271,823)
                                 ---------------------------------------------------------------------------
  Net increase (decrease) from
    capital stock transactions         (529,175)         (946,825)            113,985             (8,036)
                                 ---------------------------------------------------------------------------



--------------------------------------------------------------------------------
60

                See accompanying Notes to Financial Statements.

             MID CAP GROWTH FUND                    INTERNATIONAL STOCK FUND
    -------------------------------------     -------------------------------------
    SIX MONTHS ENDED                          SIX MONTHS ENDED
     APRIL 30, 2006         YEAR ENDED         APRIL 30, 2006         YEAR ENDED
      (UNAUDITED)        OCTOBER 31, 2005       (UNAUDITED)        OCTOBER 31, 2005
-----------------------------------------------------------------------------------
      $46,859,450          $38,927,058          $69,746,931          $51,473,800
-----------------------------------------------------------------------------------
         (167,473)            (210,899)              94,684              647,859
       10,713,985            3,883,785            6,783,703            8,668,893
       (3,548,843)             718,895            9,644,915            1,851,149
-----------------------------------------------------------------------------------
        6,997,669            4,391,781           16,523,302           11,167,901
-----------------------------------------------------------------------------------
                -                    -             (635,430)            (419,232)
                -                    -              (30,964)              (8,299)
                -                    -              (31,599)                   -
                -                    -               (6,158)                   -
-----------------------------------------------------------------------------------
                -                    -             (704,151)            (427,531)
        3,976,629            9,319,697            6,747,190            8,611,712
                -                    -              647,398              404,891
       (6,051,424)          (5,891,137)          (3,535,450)          (3,252,531)
              116                   36                  271                  768
-----------------------------------------------------------------------------------
       (2,074,679)           3,428,596            3,859,409            5,764,840
-----------------------------------------------------------------------------------
        1,586,066            2,860,783            3,671,056            3,618,865
                -                    -               36,150                8,157
       (1,460,295)          (2,748,768)          (1,361,019)          (1,859,101)
-----------------------------------------------------------------------------------
          125,771              112,015            2,346,187            1,767,921
-----------------------------------------------------------------------------------
        5,048,761            7,932,392           22,024,747           18,273,131
-----------------------------------------------------------------------------------
      $51,908,211          $46,859,450          $91,771,678          $69,746,931
    -------------------------------------------------------------------------------
      $  (167,473)         $         -          $    36,698          $   608,408
    -------------------------------------------------------------------------------
          677,586            1,823,270              478,111              720,801
                -                    -               48,064               34,695
       (1,032,527)          (1,141,602)            (254,816)            (265,298)
-----------------------------------------------------------------------------------
         (354,941)             681,668              271,359              490,198
-----------------------------------------------------------------------------------
          281,811              579,081              261,309              307,425
                -                    -                2,707                  705
         (259,778)            (557,779)             (97,134)            (158,736)
-----------------------------------------------------------------------------------
           22,033               21,302              166,882              149,394
-----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              61

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  --------------------------------------------------------------------------------------------------------------------
                                                                     CASH RESERVES FUND
                                       -------------------------------------------------------------------------------
                                         SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                       ENDED 04/30/06   --------------------------------------------------------------
                                        (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of
    period                                 $ 1.00        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                    0.02           0.02         0.01        0.001         0.01         0.04
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.02           0.02         0.01         0.00         0.01         0.04
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                (0.02)         (0.02)       (0.01)       (0.00)1      (0.01)       (0.04)
                                       -------------------------------------------------------------------------------
     Total distributions                    (0.02)         (0.02)       (0.01)       (0.00)       (0.01)       (0.04)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                       -              -            -            -            -            -
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period         $ 1.00        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                           1.89%(4)       2.33%        0.68%        0.75%        1.57%        4.50%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                 $9,755        $11,243      $11,916      $14,236      $16,487      $11,508
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 0.99%(5)       0.98%        0.82%        0.87%        0.99%        1.25%
   After reimbursement of expenses by
     Advisor                                 0.55%(5)       0.55%        0.55%        0.55%        0.55%        0.55%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                 3.78%(5)       2.30%        0.68%        0.75%        1.46%        3.96%
  CLASS B
  ------
  NET ASSET VALUE at beginning of
    period                                 $ 1.00        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                    0.02           0.02         0.00(1)      0.00(1)      0.01         0.04
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.02           0.02         0.00         0.00         0.01         0.04
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                (0.02)         (0.02)           -        (0.00)(1)    (0.01)       (0.04)
                                       -------------------------------------------------------------------------------
     Total distributions                    (0.02)         (0.02)           -        (0.00)       (0.01)       (0.04)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                       -              -         0.00            -            -            -
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period         $ 1.00        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                           1.51%(4)       1.57%        0.07%        0.08%        0.81%        3.72%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                 $4,953        $ 6,105      $ 8,432      $12,071      $17,636      $ 9,571
  Ratios of expenses to average net
    assets:
   Before reimbursement of expenses by
     Advisor                                 1.74%(5)       1.73%        1.57%        1.62%        1.74%        2.00%
   After reimbursement of expenses by
     Advisor                                 1.30%(5)       1.30%        1.15%(3)     1.23%(3)     1.30%        1.30%
  Ratio of net investment income to
    average net assets After
    reimbursement of expenses by
    Advisor                                  3.02%(5)       1.49%        0.06%        0.08%        0.71%        3.21%

----------------------------------
(1) Amounts represent less than $0.005 per share.
(2) Total return without applicable sales charge.
(3) Amount includes fees waived by distributor (Note 3).
(4) Not annualized.
(5) Annualized.



--------------------------------------------------------------------------------
62

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  --------------------------------------------------------------------------------------------------------------------
                                                                          BOND FUND
                                       -------------------------------------------------------------------------------
                                         SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                       ENDED 04/30/06   --------------------------------------------------------------
                                        (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of
    period                                $  9.85        $ 10.17      $ 10.12      $ 10.17      $ 10.23      $  9.57
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                    0.21           0.39         0.37         0.40         0.47         0.55
    Net realized and unrealized gain
      (loss) on investments                 (0.17)         (0.31)        0.07        (0.05)       (0.06)(2)     0.67
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.04           0.08         0.44         0.35         0.41         1.22
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                (0.21)         (0.40)       (0.39)       (0.40)       (0.47)       (0.56)
                                       -------------------------------------------------------------------------------
     Total distributions                    (0.21)         (0.40)       (0.39)       (0.40)       (0.47)       (0.56)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                   (0.17)         (0.32)        0.05        (0.05)       (0.06)        0.66
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  9.68        $  9.85      $ 10.17      $ 10.12      $ 10.17      $ 10.23
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (1)                           0.39%(3)       0.74%        4.46%        3.51%        4.21%       13.07%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $60,249        $61,942      $59,900      $78,165      $63,069      $28,813
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 1.06%(4)       1.07%        1.01%        1.10%        1.17%        1.28%
   After reimbursement of expenses by
     Advisor                                 0.90%(4)       0.90%        0.90%        0.90%        0.90%        0.90%
  Ratio of net investment income to
    average net assets
    After reimbursement of expenses by
   Advisor                                   4.20%(4)       3.82%        3.73%        3.94%        4.62%        5.53%
  Portfolio Turnover                           20%(3)         43%          81%          75%          90%         109%
  CLASS B
  -------
  NET ASSET VALUE at beginning of
    period                                $  9.85        $ 10.17      $ 10.12      $ 10.18      $ 10.24      $  9.58
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                    0.17           0.31         0.30         0.33         0.39         0.48
    Net realized and unrealized gain
      (loss) on investments                 (0.16)         (0.31)        0.07        (0.06)       (0.05)(2)     0.66
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.01              -         0.37         0.27         0.34         1.14
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                (0.17)         (0.32)       (0.32)       (0.33)       (0.40)       (0.48)
                                       -------------------------------------------------------------------------------
     Total distributions                    (0.17)         (0.32)       (0.32)       (0.33)       (0.40)       (0.48)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                   (0.16)         (0.32)        0.05        (0.06)       (0.06)        0.66
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  9.69        $  9.85      $ 10.17      $ 10.12      $ 10.18      $ 10.24
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (1)                           0.11%(3)      (0.01)%       3.68%        2.64%        3.44%       12.23%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $41,568        $47,588      $55,269      $64,529      $60,517      $31,119
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 1.81%(4)       1.82%        1.76%        1.85%        1.92%        2.03%
   After reimbursement of expenses by
     Advisor                                 1.65%(4)       1.65%        1.65%        1.65%        1.65%        1.65%
  Ratio of net investment income to
    average net assets After
    reimbursement of expenses by
    Advisor                                  3.45%(4)       3.08%        2.95%        3.19%        3.87%        4.78%
  Portfolio Turnover                           20%(3)         43%          81%          75%          90%         109%

----------------------------------
(1) Total return without applicable sales charge.
(2) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(3) Not annualized.
(4) Annualized.


--------------------------------------------------------------------------------
                                                                              63

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  --------------------------------------------------------------------------------------------------------------------
                                                                      HIGH INCOME FUND
                                       -------------------------------------------------------------------------------
                                         SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                       ENDED 04/30/06   --------------------------------------------------------------
                                        (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of
    period                                $  7.29        $  7.56      $  7.36      $  6.57      $  7.13      $  8.02
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                    0.27           0.49         0.55         0.54         0.58         0.74
    Net realized and unrealized gain
      (loss) on investments                  0.06          (0.28)        0.21         0.80        (0.55)       (0.88)
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.33           0.21         0.76         1.34         0.03        (0.14)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                (0.26)         (0.48)       (0.56)       (0.55)       (0.59)       (0.75)
                                       -------------------------------------------------------------------------------
     Total distributions                    (0.26)         (0.48)       (0.56)       (0.55)       (0.59)       (0.75)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                    0.07          (0.27)        0.20         0.79        (0.56)       (0.89)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  7.36        $  7.29      $  7.56      $  7.36      $  6.57      $  7.13
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (1)                           4.54%(3)       2.85%       10.73%       21.09%        0.33%       (1.94)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $33,824        $43,872      $44,137      $33,024      $18,055      $10,939
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 1.20%(4)       1.23%        1.16%        1.38%        1.59%        1.68%
   After reimbursement of expenses by
     Advisor                                 1.00%(4)       1.00%        1.00%        1.00%        1.00%        1.00%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                 6.90%(4)       6.50%        7.37%        7.73%        8.55%        9.75%
  Portfolio Turnover                           28%(3)         81%(2)       60%          58%          47%          38%
  CLASS B
  -------
  NET ASSET VALUE at beginning of
    period                                $  7.31        $  7.58      $  7.37      $  6.59      $  7.14      $  8.04
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                    0.23           0.43         0.49         0.49         0.54         0.69
    Net realized and unrealized gain
      (loss) on investments                  0.07          (0.28)        0.22         0.78        (0.55)       (0.89)
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.30           0.15         0.71         1.27        (0.01)       (0.20)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                (0.23)         (0.42)       (0.50)       (0.49)       (0.54)       (0.70)
                                       -------------------------------------------------------------------------------
     Total distributions                    (0.23)         (0.42)       (0.50)       (0.49)       (0.54)       (0.70)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                    0.07          (0.27)        0.21         0.78        (0.55)       (0.90)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  7.38        $  7.31      $  7.58      $  7.37      $  6.59      $  7.14
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (1)                           4.14%(3)       2.06%       10.02%       19.96%       (0.27)%      (2.77)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $19,095        $21,255      $23,349      $21,992      $15,561      $15,063
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 1.95%(4)       1.98%        1.91%        2.13%        2.34%        2.43%
   After reimbursement of expenses by
     Advisor                                 1.75%(4)       1.75%        1.75%        1.75%        1.75%        1.75%
  Ratio of net investment income to
    average net assets After
    reimbursement of expenses by
    Advisor                                  6.16%(4)       5.75%        6.63%        6.98%        7.80%        9.00%
  Portfolio Turnover                           28%(3)         81%(2)       60%          58%          47%          38%

----------------------------------
(1) Total return without applicable sales charge.
(2) Reflects subadvisor change as of February 28, 2005.
(3) Not annualized.
(4) Annualized.



--------------------------------------------------------------------------------
64

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  --------------------------------------------------------------------------------------------------------------------
                                                                        BALANCED FUND
                                       -------------------------------------------------------------------------------
                                         SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                       ENDED 04/30/06   --------------------------------------------------------------
                                        (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of
    period                                $  12.25       $  11.81     $  11.18     $  10.16     $ 11.28      $ 12.65
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                     0.12           0.24         0.22         0.25        0.28         0.30
    Net realized and unrealized gain
      (loss) on investments                   0.48           0.44         0.64         1.02       (1.12)       (1.37)
                                       -------------------------------------------------------------------------------
     Total from investment operations         0.60           0.68         0.86         1.27       (0.84)       (1.07)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                 (0.12)         (0.24)       (0.23)       (0.25)      (0.28)       (0.30)
    Distributions from capital gains             -              -            -            -       (0.00)(1)        -
                                       -------------------------------------------------------------------------------
     Total distributions                     (0.12)         (0.24)       (0.23)       (0.25)      (0.28)       (0.30)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                     0.48           0.44         0.63         1.02       (1.12)       (1.37)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  12.73       $  12.25     $  11.81     $  11.18     $ 10.16      $ 11.28
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                            4.91%(3)       5.74%        7.71%       12.72%      (7.59)%      (8.54)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $107,769       $107,457     $ 98,900     $ 83,606     $70,389      $61,836
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                  1.18%(4)       1.21%        1.17%        1.32%       1.30%        1.35%
   After reimbursement of expenses by
     Advisor                                  1.10%(4)       1.10%        1.10%        1.10%       1.10%        1.10%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                  1.91%(4)       1.88%        1.88%        2.38%       2.56%        2.55%
  Portfolio Turnover                            33%(3)         34%          39%          35%         48%          57%
  CLASS B
  ------
  NET ASSET VALUE at beginning of
    period                                $  12.26       $  11.82     $  11.19     $  10.17     $ 11.29      $ 12.66
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                     0.07           0.14         0.13         0.17        0.20         0.21
    Net realized and unrealized gain
      (loss) on investments                   0.48           0.44         0.64         1.02       (1.12)       (1.37)
                                       -------------------------------------------------------------------------------
     Total from investment operations         0.55           0.58         0.77         1.19       (0.92)       (1.16)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                 (0.07)         (0.14)       (0.14)       (0.17)      (0.20)       (0.21)
    Distributions from capital gains             -              -            -            -       (0.00)(1)        -
                                       -------------------------------------------------------------------------------
     Total distributions                     (0.07)         (0.14)       (0.14)       (0.17)      (0.20)       (0.21)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                     0.48           0.44         0.63         1.02       (1.12)       (1.37)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  12.74       $  12.26     $  11.82     $  11.19     $ 10.17      $ 11.29
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                            4.52%(3)       4.94%        6.90%       11.87%      (8.27)%      (9.22)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $ 91,945       $ 98,258     $105,784     $100,787     $90,903      $92,054
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                  1.93%(4)       1.96%        1.92%        2.07%       2.05%        2.10%
   After reimbursement of expenses by
     Advisor                                  1.85%(4)       1.85%        1.85%        1.85%       1.85%        1.85%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                  1.16%(4)       1.15%        1.14%        1.63%       1.81%        1.80%
  Portfolio Turnover                            33%(3)         34%          39%          35%         48%          57%

----------------------------------
(1) Amounts represent less than $0.005 per share.
(2) Total return without applicable sales charge.
(3) Not annualized.
(4) Annualized.


--------------------------------------------------------------------------------
                                                                              65

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  --------------------------------------------------------------------------------------------------------------------
                                                                    LARGE CAP VALUE FUND
                                       -------------------------------------------------------------------------------
                                         SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                       ENDED 04/30/06   --------------------------------------------------------------
                                        (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of
    period                                $  13.20       $  12.19     $ 11.05      $  9.37      $ 11.14      $ 14.06
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                     0.12           0.16        0.14         0.12      0.10(1)         0.06
    Net realized and unrealized gain
      (loss) on investments                   1.22           1.00        1.12         1.64        (1.82)       (2.92)
                                       -------------------------------------------------------------------------------
     Total from investment operations         1.34           1.16        1.26         1.76        (1.72)       (2.86)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                 (0.18)         (0.15)      (0.12)       (0.08)       (0.05)       (0.06)
                                       -------------------------------------------------------------------------------
     Total distributions                     (0.18)         (0.15)      (0.12)       (0.08)       (0.05)       (0.06)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                     1.16           1.01        1.14         1.68        (1.77)       (2.92)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  14.36       $  13.20     $ 12.19      $ 11.05      $  9.37      $ 11.14
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                           10.23%(3)       9.56%      11.48%       18.95%      (15.51)%     (20.42)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $113,269       $103,765     $85,855      $68,406      $53,896      $55,966
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                  1.12%(4)       1.17%       1.13%        1.35%        1.30%        1.29%
   After reimbursement of expenses by
     Advisor                                  1.00%(4)       1.00%       1.00%        1.00%        1.00%        1.00%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                  1.63%(4)       1.29%       1.26%        1.29%        0.91%        0.60%
  Portfolio Turnover                            32%(3)         12%         16%          20%          18%          24%
  CLASS B
  ------
  NET ASSET VALUE at beginning of
    period                                $  12.97       $  11.98     $ 10.87      $  9.24      $ 11.02      $ 13.96
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                     0.08           0.09        0.06         0.05         0.02(1)     (0.02)
    Net realized and unrealized gain
      (loss) on investments                   1.19           0.96        1.10         1.60        (1.79)       (2.92)
                                       -------------------------------------------------------------------------------
     Total from investment operations         1.27           1.05        1.16         1.65        (1.77)       (2.94)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                 (0.08)         (0.06)      (0.05)       (0.02)       (0.01)           -
                                       -------------------------------------------------------------------------------
     Total distributions                     (0.08)         (0.06)      (0.05)       (0.02)       (0.01)           -
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                     1.19           0.99        1.11         1.63        (1.78)       (2.94)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  14.16       $  12.97     $ 11.98      $ 10.87      $  9.24      $ 11.02
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                            9.80%(3)       8.73%      10.70%       17.93%      (16.09)%     (21.06)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $ 70,799       $ 74,028     $83,482      $79,765      $72,329      $97,081
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                  1.87%(4)       1.92%       1.89%        2.10%        2.05%        2.04%
   After reimbursement of expenses by
     Advisor                                  1.75%(4)       1.75%       1.75%        1.75%        1.75%        1.75%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                  0.90%(4)       0.57%       0.53%        0.54%        0.16%       (0.15)%
  Portfolio Turnover                            32%(3)         12%         16%          20%          18%          24%

----------------------------------
(1) Calculated based on average shares outstanding.
(2) Total return without applicable sales charge.
(3) Not annualized.
(4) Annualized.



--------------------------------------------------------------------------------
66

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  --------------------------------------------------------------------------------------------------------------------
                                                                    LARGE CAP GROWTH FUND
                                       -------------------------------------------------------------------------------
                                         SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                       ENDED 04/30/06   --------------------------------------------------------------
                                        (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of
    period                                $ 13.72        $ 12.87      $ 11.88      $  9.63      $ 12.81      $ 16.44
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                    0.02           0.08         0.01        (0.00)(1)    (0.02)(2)    (0.04)(2)
    Net realized and unrealized gain
      (loss) on investments                  0.61           0.77         0.98         2.25        (3.11)       (3.59)
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.63           0.85         0.99         2.25        (3.13)       (3.63)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                (0.07)         (0.00)(1)        -            -            -            -
    Distributions from capital gains            -              -            -            -        (0.05)           -
                                       -------------------------------------------------------------------------------
     Total distributions                    (0.07)         (0.00)           -            -        (0.05)           -
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                    0.56           0.85         0.99         2.25        (3.18)       (3.63)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $ 14.28        $ 13.72      $ 12.87      $ 11.88      $  9.63      $ 12.81
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (3)                           4.64%(4)       6.61%        8.33%       23.36%      (24.54)%     (22.08)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $80,424        $78,785      $73,674      $71,733      $55,865      $59,801
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 1.40%(5)       1.44%        1.38%        1.64%        1.58%        1.58%
   After reimbursement of expenses by
     Advisor                                 1.20%(5)       1.20%        1.20%        1.20%        1.20%        1.20%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                 0.29%(5)       0.62%        0.08%        0.05%       (0.16)%      (0.30)%
  Portfolio Turnover                           92%(4)         18%          27%          25%          25%          30%
  CLASS B
  ------
  NET ASSET VALUE at beginning of
    period                                $ 12.98        $ 12.27      $ 11.40      $  9.31      $ 12.48      $ 16.13
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                   (0.03)         (0.01)       (0.08)       (0.08)       (0.11)(2)    (0.15)(2)
    Net realized and unrealized gain
      (loss) on investments                  0.59           0.72         0.95         2.17        (3.01)       (3.50)
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.56           0.71         0.87         2.09        (3.12)       (3.65)
                                       -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from capital gains            -              -            -            -        (0.05)           -
                                       -------------------------------------------------------------------------------
     Total distributions                        -              -            -            -        (0.05)           -
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                    0.56           0.71         0.87         2.09        (3.17)       (3.65)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $ 13.54        $ 12.98      $ 12.27      $ 11.40      $  9.31      $ 12.48
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (3)                           4.31%(4)       5.79%        7.63%       22.45%      (25.12)%     (22.63)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $50,124        $54,946      $63,544      $62,832      $54,600      $72,667
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 2.15%(5)       2.19%        2.13%        2.39%        2.33%        2.33%
   After reimbursement of expenses by
     Advisor                                 1.95%(5)       1.94%        1.95%        1.95%        1.95%        1.95%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                (0.44)%(5)     (0.09)%      (0.67)%      (0.70)%      (0.91)%      (1.05)%
  Portfolio Turnover                           92%(4)         18%          27%          25%          25%          30%

----------------------------------
(1) Amounts represent less than $0.005 per share.
(2) Calculated based on average shares outstanding.
(3) Total return without applicable sales charge.
(4) Not annualized.
(5) Annualized.


--------------------------------------------------------------------------------
                                                                              67

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  ------------------------------------------------------------------------------------------------------------------------
                                                                        MID CAP VALUE FUND
                                         ---------------------------------------------------------------------------------
                                           SIX MONTHS              FOR THE YEAR ENDED OCTOBER 31,
                                         ENDED 04/30/06   -------------------------------------------------   INCEPTION(1)
                                          (unaudited)        2005         2004         2003         2002      to 10/31/01
  CLASS A
  ------
  NET ASSET VALUE at beginning of period    $ 14.08        $ 12.44      $ 11.12      $  8.64      $  9.48       $ 10.00
                                         ---------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                      0.03           0.03         0.09         0.01         0.02          0.00(2,3)
    Net realized and unrealized gain
      (loss) on investments                    1.77           1.70         1.23         2.47        (0.85)        (0.52)
                                         ---------------------------------------------------------------------------------
     Total from investment operations          1.80           1.73         1.32         2.48        (0.83)        (0.52)
                                         ---------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                  (0.01)         (0.09)           -            -        (0.01)            -
    Distributions from capital gains          (0.95)             -            -            -        (0.00)(3)         -
                                         ---------------------------------------------------------------------------------
     Total distributions                      (0.96)         (0.09)           -            -        (0.01)            -
                                         ---------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                      0.84           1.64         1.32         2.48        (0.84)        (0.52)
                                         ---------------------------------------------------------------------------------
  NET ASSET VALUE at end of period          $ 14.92        $ 14.08      $ 12.44      $ 11.12      $  8.64       $  9.48
                                         ---------------------------------------------------------------------------------
  TOTAL RETURN (4)                            13.23%(5)      13.95%       11.87%       28.70%       (8.79)%       (5.20)%(5)
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in 000's)    $49,151        $44,126      $40,103      $31,591      $22,650       $15,345
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                   1.61%(6)       1.70%        1.61%        1.92%        1.97%         2.29%(6)
   After reimbursement of expenses by
     Advisor                                   1.40%(6)       1.40%        1.40%        1.40%        1.40%         1.40%(6)
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                   0.40%(6)       0.20%        0.77%        0.17%        0.18%         0.03%(6)
  Portfolio Turnover                             50%(5)         37%          21%          25%          31%           30%(5)
  CLASS B
  ------
  NET ASSET VALUE at beginning of period    $ 13.67        $ 12.09      $ 10.91      $  8.54      $  9.43       $ 10.00
                                         ---------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                     (0.02)         (0.07)        0.00(3)     (0.05)       (0.06)(2)     (0.05)(2)
    Net realized and unrealized gain
      (loss) on investments                    1.72           1.65         1.18         2.42        (0.83)        (0.52)
                                         ---------------------------------------------------------------------------------
     Total from investment operations          1.70           1.58         1.18         2.37        (0.89)        (0.57)
                                         ---------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from capital gains          (0.95)             -            -            -        (0.00)(3)         -
                                         ---------------------------------------------------------------------------------
     Total distributions                      (0.95)             -            -            -        (0.00)            -
                                         ---------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                      0.75           1.58         1.18         2.37        (0.89)        (0.57)
                                         ---------------------------------------------------------------------------------
  NET ASSET VALUE at end of period          $ 14.42        $ 13.67      $ 12.09      $ 10.91      $  8.54       $  9.43
                                         ---------------------------------------------------------------------------------
  TOTAL RETURN (4)                            12.89%(5)      13.07%       10.82%       27.75%       (9.43)%       (5.70)%(5)
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in 000's)    $25,507        $22,633      $20,104      $16,721      $11,765       $ 6,192
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                   2.36%(6)       2.45%        2.36%        2.67%        2.72%         3.04%(6)
   After reimbursement of expenses by
     Advisor                                   2.15%(6)       2.15%        2.15%        2.15%        2.15%         2.15%(6)
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                  (0.35)%(6)     (0.55)%       0.01%       (0.58)%      (0.57)%       (0.72)%(6)
  Portfolio Turnover                             50%(5)         37%          21%          25%          31%           30%(5)

----------------------------------
(1) Fund commenced investment operations on February 28, 2001.
(2) Calculated based on average shares outstanding.
(3) Amounts represent less than $0.005 per share.
(4) Total return without applicable sales charge.
(5) Not annualized.
(6) Annualized.



--------------------------------------------------------------------------------
68

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  --------------------------------------------------------------------------------------------------------------------
                                                                     MID CAP GROWTH FUND
                                       -------------------------------------------------------------------------------
                                         SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                       ENDED 04/30/06   --------------------------------------------------------------
                                        (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of
    period                                $  5.36        $  4.83      $  4.46      $  3.49      $  4.27      $  7.87
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                   (0.01)         (0.01)       (0.03)       (0.03)       (0.02)(1)    (0.02)
    Net realized and unrealized gain
      (loss) on investments                  0.84           0.54         0.40         1.00        (0.76)       (3.58)
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.83           0.53         0.37         0.97        (0.78)       (3.60)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                    0.83           0.53         0.37         0.97        (0.78)       (3.60)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  6.19        $  5.36      $  4.83      $  4.46      $  3.49      $  4.27
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                          15.30%(3)      10.97%        8.30%       27.79%      (18.27)%     (45.74)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $35,168        $32,395      $25,897      $14,366      $ 7,915      $13,263
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 1.55%(4)       1.69%        1.62%        2.40%        2.60%        2.36%
   After reimbursement of expenses by
     Advisor                                 1.20%(4)       1.19%        1.20%        1.20%        1.20%        1.20%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                (0.43)%(4)     (0.25)%      (0.64)%      (0.42)%      (0.55)%      (0.46)%
  Portfolio Turnover                          159%(3)         92%          71%         123%         214%         230%
  CLASS B
  ------
  NET ASSET VALUE at beginning of
    period                                $  5.14        $  4.67      $  4.34      $  3.42      $  4.22      $  7.83
                                       -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                   (0.03)         (0.05)       (0.06)       (0.02)       (0.05)(1)    (0.07)
    Net realized and unrealized gain
      (loss) on investments                  0.79           0.52         0.39         0.94        (0.75)       (3.54)
                                       -------------------------------------------------------------------------------
     Total from investment operations        0.76           0.47         0.33         0.92        (0.80)       (3.61)
                                       -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                    0.76           0.47         0.33         0.92        (0.80)       (3.61)
                                       -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period        $  5.90        $  5.14      $  4.67      $  4.34      $  3.42      $  4.22
                                       -------------------------------------------------------------------------------
  TOTAL RETURN (2)                          14.98%(3)      10.06%        7.60%       26.90%      (18.96)%     (46.10)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in
    000's)                                $16,740        $14,464      $13,030      $ 9,935      $ 6,050      $ 6,902
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                 2.30%(4)       2.44%        2.37%        3.15%        3.35%        3.11%
   After reimbursement of expenses by
     Advisor                                 1.95%(4)       1.94%        1.95%        1.95%        1.95%        1.95%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                (1.19)%(4)     (0.98)%      (1.39)%      (1.17)%      (1.30)%      (1.21)%
  Portfolio Turnover                          159%(3)         92%          71%         123%         214%         230%

----------------------------------
(1) Calculated based on average shares outstanding.
(2) Total return without applicable sales charge.
(3) Not annualized.
(4) Annualized.



--------------------------------------------------------------------------------
                                                                              69

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

  ----------------------------------------------------------------------------------------------------------------------
                                                                    INTERNATIONAL STOCK FUND
                                         -------------------------------------------------------------------------------
                                           SIX MONTHS                     FOR THE YEAR ENDED OCTOBER 31,
                                         ENDED 04/30/06   --------------------------------------------------------------
                                          (unaudited)        2005         2004         2003         2002         2001
  CLASS A
  ------
  NET ASSET VALUE at beginning of period    $ 12.65        $ 10.56      $  8.92      $  7.00      $  7.31      $  9.55
                                         -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                      0.03           0.14         0.08         0.10         0.07(2)      0.04
    Net realized and unrealized gain
      (loss) on investments                    2.89           2.05         1.66         1.88        (0.38)       (2.21)
                                         -------------------------------------------------------------------------------
     Total from investment operations          2.92           2.19         1.74         1.98        (0.31)       (2.17)
                                         -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                  (0.14)         (0.10)       (0.10)       (0.06)           -        (0.07)
    Distributions from capital gains          (0.01)             -            -            -            -            -
                                         -------------------------------------------------------------------------------
     Total distributions                      (0.15)         (0.10)       (0.10)       (0.06)           -        (0.07)
                                         -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                      2.77           2.09         1.64         1.92        (0.31)       (2.24)
                                         -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period          $ 15.42        $ 12.65      $ 10.56      $  8.92      $  7.00      $  7.31
                                         -------------------------------------------------------------------------------
  TOTAL RETURN (3)                            23.20%(4)      20.81%       19.56%       28.46%       (4.24)%     (22.88)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in 000's)    $75,865        $58,825      $43,915      $33,664      $25,732      $25,829
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                   1.81%(5)       1.90%        1.85%        2.11%        2.29%        2.14%
   After reimbursement of expenses by
     Advisor                                   1.60%(5)       1.60%        1.60%        1.60%        1.60%        1.60%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                   0.36%(5)       1.15%        0.76%        1.30%        0.69%        0.45%
  Portfolio Turnover                             37%(4)         64%          45%          34%          47%          86%
  CLASS B
  ------
  NET ASSET VALUE at beginning of period    $ 12.48        $ 10.41      $  8.78      $  6.89      $  7.25      $  9.48
                                         -------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                     (0.04)          0.04        (0.00)(1)     0.04         0.02(2)     (0.02)
    Net realized and unrealized gain
      (loss) on investments                    2.86           2.04         1.64         1.85        (0.38)       (2.20)
                                         -------------------------------------------------------------------------------
     Total from investment operations          2.82           2.08         1.64         1.89        (0.36)       (2.22)
                                         -------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                  (0.03)         (0.01)       (0.01)       (0.00)(1)        -        (0.01)
    Distributions from capital gains          (0.01)             -            -            -            -            -
                                         -------------------------------------------------------------------------------
     Total distributions                      (0.04)         (0.01)       (0.01)       (0.00)           -        (0.01)
                                         -------------------------------------------------------------------------------
  Net increase (decrease) in net asset
    value                                      2.78           2.07         1.63         1.89        (0.36)       (2.23)
                                         -------------------------------------------------------------------------------
  NET ASSET VALUE at end of period          $ 15.26        $ 12.48      $ 10.41      $  8.78      $  6.89      $  7.25
                                         -------------------------------------------------------------------------------
  TOTAL RETURN (3)                            22.65%(4)      20.00%       18.67%       27.44%       (4.97)%     (23.48)%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (in 000's)    $15,907        $10,922      $ 7,559      $ 5,806      $ 4,591      $ 4,787
  Ratios of expenses to average net
    assets
   Before reimbursement of expenses by
     Advisor                                   2.56%(5)       2.65%        2.59%        2.86%        3.04%        2.89%
   After reimbursement of expenses by
     Advisor                                   2.35%(5)       2.35%        2.35%        2.35%        2.35%        2.35%
  Ratio of net investment income to
    average net assets
   After reimbursement of expenses by
     Advisor                                  (0.37)%(5)      0.41%        0.03%        0.55%       (0.06)%      (0.30)%
  Portfolio Turnover                             37%(4)         64%          45%          34%          47%          86%

----------------------------------
(1) Amounts represent less than $0.005 per share.
(2) Calculated based on average shares outstanding.
(3) Total return without applicable sales charge.
(4) Not annualized.
(5) Annualized.



--------------------------------------------------------------------------------
70

                See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end, management investment company. As of the date of this report, the Trust offers nine funds (individually, a "fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class. The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). The Investment Advisor has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Mid Cap Growth Fund, International Stock Fund, and a portion of the Mid Cap Value Fund. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund and International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (NAV) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Investment Advisor's Securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Advisor's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees.

A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it's taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

CLASSES: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of April 30, 2006, none of the funds have open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Mid Cap Growth Fund and International Stock Fund report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. For the six months ended April 30, 2006, none of the funds have open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the

--------------------------------------------------------------------------------
72

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of April 30, 2006, none of the funds have open futures contracts.

DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the six months ended April 30, 2006, the Bond Fund, High Income Fund and Balanced Fund entered into such transactions, the market values of which are identified in each fund's Portfolio of Investments.

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

REDEMPTION FEES: The Bond Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund and Mid Cap Growth Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 5 business days or less. The High Income Fund, Mid Cap Value Fund and International Stock Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading. Please refer to the prospectus for additional information on redemption fees and waivers.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.95% for the Mid Cap Value Fund, 0.75% for the Mid Cap Growth Fund and 1.05% or the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at April 30, 2006, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Fund and the entire Mid Cap Growth Fund, and Lazard Asset Management LLC for the International Stock Fund. The Investment Advisor manages the other portion of the Mid Cap Fund, the Bond Fund, Balanced Fund, Large Cap Growth Fund, Large Cap Value Fund, and Cash Reserves Fund.

The Investment Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the Funds ("Expense Cap Agreement") until February 28, 2007, such that total expenses, exclusive of management fees, 12b-1 fees, taxes, interest, service fees, and other extraordinary items will not exceed the following amounts:

FUND                      CLASS A   CLASS B
----                      -------   -------
Cash Reserves               .55%     1.30%
Bond                        .90%     1.65%
High Income                1.00%     1.75%
Balanced                   1.10%     1.85%
Large Cap Value            1.00%     1.75%

FUND                      CLASS A   CLASS B
----                      -------   -------
Large Cap Growth           1.20%     1.95%
Mid Cap Value              1.40%     2.15%
Mid Cap Growth             1.20%     1.95%
International Stock        1.60%     2.35%

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended April 30, 2006, the Investment Advisor reimbursed expenses of $38,104 for the Cash Reserves Fund, $82,186 for the Bond Fund, $54,893 for the High Income Fund, $81,092 for the Balanced Fund, $112,505 for the Large Cap Value Fund, $133,212 for the Large Cap Growth Fund, $75,152 for the Mid Cap Value Fund, $89,251 for the Mid Cap Growth Fund and $83,927 for the International Stock Fund.

Any reimbursements or fee waivers made by the Investment Advisor to a fund are subject to repayment by the fund, to the extent that the fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred.

                                       RECOVERY EXPIRING   RECOVERY EXPIRING   RECOVERY EXPIRING
FUND                                   OCTOBER 31, 2006    OCTOBER 31, 2007    OCTOBER 31, 2008
----                                   ----------------    ----------------    ----------------
Cash Reserves                              $100,514            $ 58,813            $ 78,715
Bond                                        284,227             150,645             187,908
High Income                                 168,808              97,662             159,911
Balanced                                    363,962             131,637             238,207
Large Cap Value                             460,975             220,402             305,185
Large Cap Growth                            520,392             250,709             335,822
Mid Cap Value                               205,353             115,700             201,154
Mid Cap Growth                              204,794             140,426             222,629
International Stock                         166,715             114,012             187,015

Through April 30, 2006 the Investment Advisor did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement.

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares for all funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

The distributor may from time to time voluntarily agree to waive distribution and/or service fees with respect to the Cash Reserves Fund for the purpose of maintaining a one-day yield or distribution rate of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the six months ended April 30, 2006, no such waivers were made by the distributor.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the six months ended April 30, 2006, sales charges received by CUNA Brokerage were as follows:

                            AMOUNT PAID
FUND                    CLASS A    CLASS B
----                    -------    -------
Cash Reserves           $  8,663   $ 18,622
Bond                     102,044     65,543
High Income               58,211     40,809
Balanced                 186,682    101,286
Large Cap Value          144,220     28,919

                            AMOUNT PAID
FUND                    CLASS A    CLASS B
----                    -------    -------
Large Cap Growth        $ 93,623   $ 36,900
Mid Cap Value            108,995     21,492
Mid Cap Growth            82,040     20,369
International Stock      108,361     33,214

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the "lead" trustee and audit committee chair.

--------------------------------------------------------------------------------
74

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund and Bond Fund declare dividends daily. The High Income Fund and Balanced Fund declare dividends monthly. The Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund and the International Stock Fund declare dividends annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the six months ended April 30, 2006, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                              U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                              --------------------------            ---------------------------
FUND                          PURCHASES          SALES              PURCHASES           SALES
----                          ---------          -----              ---------           -----
Bond                         $18,107,342      $20,940,770          $  2,808,193      $  5,403,747
High Income                      --               --                 15,130,723        26,871,496
Balanced                      13,722,976       15,521,334            52,506,283        64,023,541
Large Cap Value                  --               --                 56,959,412        66,306,813
Large Cap Growth                 --               --                121,254,522       127,331,123
Mid Cap Value                    --               --                 34,758,179        34,933,449
Mid Cap Growth                   --               --                 77,513,189        78,143,210
International Stock              --               --                 33,010,127        28,311,485

6. FOREIGN SECURITIES

Each fund may invest in foreign securities, although only the Mid Cap Growth Fund and International Stock Fund anticipate having significant investments in such securities, and the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or
(4) quoted or denominated in a foreign currency. Foreign securities include ADRs, EDRs, GDRs, SDRs and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7. SECURITIES LENDING

Each fund, except the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At April 30, 2006, cash collateral received for Funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, the Bond and Balanced Funds received non-cash collateral, which they are not permitted to sell or repledge, in the amounts of $182,875 and $765,120, respectively. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations. The value of securities on loan at April 30, 2006 is as follows:

FUND                   VALUE OF SECURITIES ON LOAN
----                   ---------------------------
Bond                           $17,902,682
High Income                      7,516,987
Balanced                        13,472,208

FUND                   VALUE OF SECURITIES ON LOAN
----                   ---------------------------
Large Cap Value                $ 2,379,647
Large Cap Growth                 6,042,792
Mid Cap Value                    8,528,229

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION
For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2005, which are available to offset future capital gains, if any:

                                                  CARRYOVER EXPIRING IN:
FUND                       2008         2009          2010          2011         2012       2013
----                       ----         ----          ----          ----         ----       ----
Cash Reserves           $   -        $    -        $    -        $    -        $  -       $      7
Bond                       194,286        -            230,858        -         310,659     65,261
High Income                 -          2,026,245     2,445,850       614,259      -          -
Balanced                    -             -             -          5,056,953    157,889      -
Large Cap Value          1,073,602     2,865,513    11,738,982     9,713,003      -        333,474
Large Cap Growth            -             -         11,604,803    13,979,170      -          -
Mid Cap Growth           1,396,518    10,391,144     5,728,147        -           -          -

The High Income Fund, Balanced Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, and International Stock Fund utilized $363,500, $7,197,142, $3,867,992, $16,099 and $3,902,385, and $8,519,408, respectively, of prior capital loss carryovers during the year ended October 31, 2005
At April 30, 2006, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                                          APPRECIATION      DEPRECIATION          NET
----                                          ------------      ------------          ---
Bond                                          $   326,525       $(2,501,572)      $(2,175,047)
High Income                                       880,174          (570,188)          309,986
Balanced                                       23,457,261        (5,411,538)       18,045,723
Large Cap Value                                35,769,953        (2,717,052)       33,052,901
Large Cap Growth                               14,048,290        (5,365,744)        8,682,546
Mid Cap Value                                  14,120,099        (1,234,333)       12,885,766
Mid Cap Growth                                  3,613,664        (1,363,000)        2,250,664
International Stock                            22,679,730          (465,947)       22,213,783

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, and International Stock Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange

--------------------------------------------------------------------------------
76

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each fund currently offers two classes of shares, Class A and Class B. At April 30, 2006, investments in the Funds by affiliates were as follows:

                                            CUNA           CUNA
                                         MUTUAL LIFE      MUTUAL          CUMIS             CUNA
                                          INSURANCE     INSURANCE       INSURANCE        BROKERAGE
FUND                           CLASS       COMPANY       SOCIETY      SOCIETY, INC.    SERVICES, INC.
----                           -----       -------       -------      -------------    --------------
Cash Reserves                    A       $ 1,947,830    $1,940,427     $   --            $  --
Bond                             A         1,253,458     2,183,697         --               --
High Income                      A         7,270,347        --             --               --
Balanced                         A        13,387,009        --           5,927,859        1,474,499
Large Cap Value                  A         1,056,117     3,020,727       4,161,767          --
Large Cap Growth                 A        12,224,904     1,907,377         --               --
Mid Cap Value                    A        16,060,363        --             --               --
International Stock              A         4,861,545     9,270,189      33,118,612          --

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. In the most recent six-month period, the Funds limited these ongoing costs; had it not done so, expenses would have been higher. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended April 30, 2006. Expenses paid during the period in the tables below are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half fiscal year period).

ACTUAL EXPENSES

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                        CLASS A                                  CLASS B
                       ------------------------------------------     ------------------------------
                                                         EXPENSES                           EXPENSES
                       BEGINNING    ENDING     ANNUAL      PAID        ENDING     ANNUAL      PAID
                        ACCOUNT     ACCOUNT    EXPENSE    DURING       ACCOUNT    EXPENSE    DURING
FUND                     VALUE       VALUE      RATIO     PERIOD        VALUE      RATIO     PERIOD
----                     -----       -----      -----     ------        -----      -----     ------
Cash Reserves           $1,000     $1,018.90     .55%     $2.75       $1,015.10    1.30%     $6.50
Bond                     1,000      1,003.90     .90%      4.47        1,001.10    1.65%      8.19
High Income              1,000      1,045.40    1.00%      5.07        1,041.40    1.75%      8.86
Balanced                 1,000      1,049.10    1.10%      5.59        1,045.20    1.85%      9.38
Large Cap Value          1,000      1,102.30    1.00%      5.21        1,098.00    1.75%      9.10
Large Cap Growth         1,000      1,046.40    1.20%      6.09        1,043.10    1.95%      9.88
Mid Cap Value            1,000      1,132.30    1.40%      7.40        1,128.90    2.15%     11.35
Mid Cap Growth           1,000      1,153.00    1.20%      6.41        1,149.80    1.95%     10.39
International Stock      1,000      1,232.00    1.60%      8.85        1,226.50    2.35%     12.97

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                        CLASS A                                  CLASS B
                       ------------------------------------------     ------------------------------
                                                         EXPENSES                           EXPENSES
                       BEGINNING    ENDING     ANNUAL      PAID        ENDING     ANNUAL      PAID
                        ACCOUNT     ACCOUNT    EXPENSE    DURING       ACCOUNT    EXPENSE    DURING
FUND                     VALUE       VALUE      RATIO     PERIOD        VALUE      RATIO     PERIOD
----                     -----       -----      -----     ------        -----      -----     ------
Cash Reserves           $1,000     $1,022.07     .55%     $2.76       $1,018.35    1.30%     $6.51
Bond                     1,000      1,020.33     .90%      4.51        1,016.61    1.65%      8.25
High Income              1,000      1,019.84    1.00%      5.01        1,016.12    1.75%      8.75
Balanced                 1,000      1,019.34    1.10%      5.51        1,015.62    1.85%      9.25
Large Cap Value          1,000      1,019.84    1.00%      5.01        1,016.12    1.75%      8.75
Large Cap Growth         1,000      1,018.84    1.20%      6.01        1,015.12    1.95%      9.74
Mid Cap Value            1,000      1,017.85    1.40%      7.00        1,014.13    2.15%     10.74
Mid Cap Growth           1,000      1,018.84    1.20%      6.01        1,015.12    1.95%      9.74
International Stock      1,000      1,016.86    1.60%      8.00        1,013.14    2.35%     11.73

--------------------------------------------------------------------------------
78

OTHER INFORMATION (UNAUDITED)

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov.

BOARD OF TRUSTEES' ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act.

The board of trustees of the MEMBERS Mutual Funds (the "Funds") reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting. At these meetings, the board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of their investment adviser and subadvisers.

In addition, the board of trustees considers the formal approval of the Funds' investment advisory and subadvisory agreements at an in-person meeting held in December of each year. The most recent such meeting was held December 2, 2005. Prior to this meeting, the board of trustees requested that the Funds' investment adviser and subadvisers provide written information addressing factors to be considered by the trustees in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements, and he discussed the substance of this memorandum with the independent trustees before the December 2 meeting.

At the December 2 meeting, representatives of the investment adviser reviewed the written information it had provided and responded to questions from trustees concerning this information and related matters. In addition, at this meeting representatives of each subadviser responded to follow-up questions concerning their materials which the trustees and investment adviser provided to them before the meeting. Following these presentations and discussions, the board of trustees unanimously approved the investment advisory agreement and each subadvisory agreement at the December 2 meeting. In determining to approve these agreements, the board of trustees considered the following factors and reached the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER AND
SUBADVISERS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided and proposed to be provided by the investment adviser and subadvisers. This information included professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment adviser's and subadvisers' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. In the course of this review, the board of trustees particularly noted that the investment adviser retained a new Chief Investment Officer ("CIO") in September 2005, and the board considered enhancements to the adviser's investment processes and personnel which the new CIO has implemented and plans to implement. After reviewing this information and discussing it with representatives of the investment adviser and subadvisers, the board of trustees concluded that it was generally satisfied with the nature, extent and

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

quality of the services provided and to be provided by the investment adviser and subadvisers and that these services compare satisfactorily to those provided by others in the industry.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISER AND
SUBADVISERS: As noted above, the Funds' board of trustees reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting held throughout the year. In addition, at the board's December 2 meeting, the trustees reviewed the Funds' performance compared to (i) the performance of the Funds' respective unmanaged benchmarks, which also are used for comparative purposes in the Funds' annual and semi-annual reports to shareholders, and (ii) the performance of the other funds which Morningstar considers to be "peer" funds in its published reports. Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, including performance ratings and rankings.

The trustees also considered written discussions which the investment adviser or, in the case of the subadvised funds, the subadviser provided to them regarding the major elements of each Fund's investment strategy which contributed positively or negatively to the Fund's performance during the preceding year, as well as the steps which have been or will be taken in order to improve performance where appropriate. In the case of the investment adviser, these steps included the enhancements, noted above, which the adviser's CIO has implemented and plans to implement.

Among other things, the trustees noted that three of the nine funds outperformed their Morningstar peer group medians on a trailing one-year basis as of September 30, 2005, and that an additional four funds ranked in the middle third of their Morningstar peer groups for this period. They also noted that seven funds outperformed their Morningstar peer group medians on a calendar year-to-date basis through October 31, 2005, and that an eighth fund was in the middle third of its peer group for this period. The only fund which ranked in the bottom third of its Morningstar peer group for both periods was the Large Cap Growth Fund. With respect to this fund, the trustees engaged in a dialogue with the investment adviser's new CIO concerning the adviser's plans for improving its performance. Based on these reviews and discussions, the trustees concluded that they were comfortable with the funds' performance or with the steps which the investment adviser intends to take to improve their performance.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the December 2 meeting, the trustees reviewed a written presentation by the Funds' investment adviser setting forth, on a fund-by-fund basis, the adviser's revenues, expenses, and pre-tax profitability under its investment advisory agreements with the Funds. The trustees also reviewed the methodology which the adviser used to allocate revenues and expenses for purposes of this presentation. In the course of their review, the trustees noted that the pre-tax margins reported by the adviser appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees. They also noted the adviser's representation that it expects to incur significant new expenses over the coming year as it enhances its investment personnel and systems.

The trustees also considered how each fund's management fees and total expenses compare to those of the other funds in its Morningstar peer group (excluding, in the case of the Large Cap Growth Fund, index funds which the adviser did not deem to be comparable from an expense standpoint). They noted that seven of the nine funds' management fees after waivers ranked in the first or second quintiles of their Morningstar peer groups (with the first quintile including the 20% of funds with the lowest management fees), and that the remaining two funds ranked in the third quintile. They also noted that all but one fund's management fees before waivers ranked in the middle three quintiles, and that all funds' total expenses ranked in the third or fourth quintiles. In addition, the trustees considered explanations provided by the investment adviser concerning certain funds' comparative expenses.

The trustees also considered information provided by the investment adviser and subadvisers concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that the fees charged to the Funds are generally comparable to those charged by the adviser or subadviser, as applicable, to other comparable funds. They also concluded that where the fees charged to other, non-fund accounts with similar investment objectives and policies are lower than those charged to the Funds, the non-fund accounts generally require less work on the part of the adviser or subadviser due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors.

In addition, the trustees noted that the investment adviser has contractually agreed to "cap" each fund's total expenses at a specified level at least through February 28, 2007. The trustees also noted that during the nine months ended September 30, 2005, the investment adviser absorbed expenses with respect to each fund in amounts ranging from approximately $63,000 to more than $265,000, pursuant to the expense "caps" which were then in effect.

--------------------------------------------------------------------------------
80

OTHER INFORMATION (UNAUDITED)

Based on all this information, the trustees concluded that the management fees and total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment adviser's level of profitability from its advisory agreements with the Funds is well within reason.

ECONOMIES OF SCALE: Because the Funds are relatively small (ranging in size from $17.4 million to $209.6 million at September 30, 2005), the trustees did not request a formal study or analysis of whether the investment adviser experiences economies of scale in their management, or might do so if the Funds grow in the future. However, they did note the adviser's statement that it does not realize significant economies of scale at the Funds' current sizes.

The trustees also noted that the Funds' advisory fee schedules do not presently include "breakpoints" providing for lower advisory fee rates at higher asset levels. In this connection, the trustees took note of the adviser's statement that during the next year, it intends to examine whether it would be appropriate to add breakpoints to any of the Funds' advisory agreements. In addition, they also noted that the adviser has contractually agreed to "cap" each Fund's total expenses for a specified period, as described above, and that the Funds' management fees and total expenses compare reasonably with those of other funds. Based on these factors, the trustees determined not to seek the addition of "breakpoints" to the Funds' advisory fee schedules at the present time. However, they also anticipated monitoring this issue going forward.

OTHER BENEFITS TO THE INVESTMENT ADVISER AND SUBADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the investment adviser and subadvisers from their relationships with the Funds. The trustees noted that an affiliate of the investment adviser acts as principal underwriter for the Funds and, in this capacity, receives front-end sales charges, 12b-1 fees and service fees in connection with the distribution of Fund shares and the provision of services to Fund shareholders. As required by the Investment Company Act, the trustees review and approve the Funds' 12b-1 plans and agreements on an annual basis. In addition, at each regular board of trustees meeting, the trustees review the payments which the Funds made under these plans and agreements since the last such meeting. At its December 2 meeting, the board of trustees approved these plans and agreements for another year, concluding that there is a reasonable likelihood they will benefit the Funds and their shareholders.

The trustees also noted that the investment adviser and subadvisers execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the adviser and subadvisers receive research services from or through the executing brokers. In connection with each regular board of trustees meeting, the trustees review a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment adviser on behalf of the Funds. The trustees have also noted that the investment adviser receives only propriety research, and not third-party research, in connection with its soft dollar transactions for the Funds. Finally, the trustees noted that the reported execution and soft dollar benefits received by the subadvisers were reasonable in light of the transactions each subadviser executes on behalf of the Funds. Based on these reviews, the trustees were satisfied with the quality of execution of the Funds' portfolio transactions and did not believe the soft dollar benefits received by the investment adviser and subadvisers were excessive.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the investment adviser and subadvisers from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

BOARD OF TRUSTEES CONCLUSION: After taking the foregoing information and the other information provided by the investment adviser and subadvisers into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the investment advisory agreement and the subadvisory agreements referred to above. In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

Each trustee and officer oversees 19 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 9 portfolios and the Ultra Series Fund with 10 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089.

NAME;
POSITION(S) HELD WITH THE FUND &          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH                      OTHER OUTSIDE DIRECTORSHIPS
--------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------
David P. Marks, CFA                    CUNA Mutual Insurance Society: Chief Investment
Trustee, President &                   Officer (since 2005); MEMBERS Capital Advisors, Inc.:
Principal Executive Officer            President (since 2005); CUNA Mutual Life Insurance
["PEO"](2006)                          Company: Chief Investment Officer (since 2005);
1947                                   Citigroup Insurance Investors: Chief Investment
                                       Officer (2004-2005); CIGNA Investments: Chief
                                       Investment Officer, (2002-2004); Green Mountain
                                       Partners: Partner (2001-2002); Allianz Investments:
                                       Chief Investment Officer (1991-2001).
                                       Other Directorships: CBRE Realty Finance
--------------------------------------------------------------------------------------------
Lawrence R. Halverson, CFA             MEMBERS Capital Advisors, Inc.: Senior Vice
Trustee (1997)                         President-Equities (since 1996).
President & PEO (1997-2005)            Other Directorships: None
1945
--------------------------------------------------------------------------------------------
Mary E. Hoffmann, CPA                  MEMBERS Capital Advisors, Inc.: Vice
Treasurer (1998)                       President-Finance and Operations (since Jan. 2006),
1970                                   Assistant Vice President-Finance and Operations
                                       (2001-2005) and Product Operations and Finance
                                       Manager (1998-2001).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Holly S. Baggot                        MEMBERS Capital Advisors, Inc.: Operations
Secretary and Assistant Treasurer      Officer-Mutual Funds (since July 2005), Senior
(1999)                                 Manager Product and Fund Operations (2001-June 2005)
1960                                   and Operations and Administration Manager
                                       (1998-2001).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Dan P. Owens                           MEMBERS Capital Advisors, Inc.: Operations
Assistant Treasurer (2000)             Officer-Investments (since July 2005), Senior Manager
1966                                   Portfolio Operations (2001-June 2005) and Investment
                                       Operations Manager (1999-2001).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Molly Nelson                           MEMBERS Capital Advisors, Inc.: Chief Compliance
Chief Compliance Officer (2005)        Officer (since May 2005); Harris Associates L.P.:
1962                                   Chief Compliance Officer/Advisor (1985-2005).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                  Lutheran Brotherhood Mutual Funds: Chairman and
Chairman (2006)                        President (1983-2002); Lutheran Brotherhood (now
Trustee (2003)                         Thrivent Financial) Chief Investment Officer (1983-
1938                                   2002).
                                       Other Directorships: Regis Corp, Director (since
                                       1982).
--------------------------------------------------------------------------------------------
Gwendolyn M. Boeke                     Wartburg Theological Seminary Development
Trustee (1997)                         Association: Development Associate (1997-2003);
1934                                   Evangelical Lutheran Church in America Foundation:
                                       Regional Director (1990-2000); Wartburg College:
                                       Director (1986-2001).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Steven P. Riege                        The Rgroup: Owner/President (since 2001); Robert W.
Trustee (2005)                         Baird & Company: Senior Vice President Marketing and
1954                                   First Vice President Human Resources (1986-2001).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Richard E. Struthers                   Clearwater Capital Management: Chairman and Chief
Trustee (2004)                         Executive Officer (since 1998).
1952                                   Other Directorships: None
--------------------------------------------------------------------------------------------

(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72; provided however, that no independent trustee serving on the Board on the date of adoption of such term limits is required to resign pursuant to the adoption of such limits prior to September 30, 2004.

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86
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                                 (MEMBERS LOGO)

                              MEMBERS Mutual Funds
                              Post Office Box 8390
                             Boston, MA 02266-8390
                                1 (800) 877-6089
                              www.membersfunds.com

                                Distributed by:
                         CUNA Brokerage Services, Inc.
                       Office of Supervisory Jurisdiction
                               2000 Heritage Way
                             Waverly, IA 50677-9202

                                Member NASD/SIPC

PUB-0606-1DBF
MCA-0606-783A
4460-P1060(0606)

                                              PRESORTED
                                              STANDARD
                                           US POSTAGE PAID
                                            PERMIT #3602
                                          BERWYN, IL 60402

                                 (MEMBERS LOGO)

                              MEMBERS Mutual Funds
                              Post Office Box 8390
                             Boston, MA 02266-8390
                                1 (800) 877-6089
                              www.membersfunds.com

                                Distributed by:
                         CUNA Brokerage Services, Inc.
                       Office of Supervisory Jurisdiction
                               2000 Heritage Way
                             Waverly, IA 50677-9202

                                Member NASD/SIPC

PUB-0606-1DBF
MCA-0606-783A
4460-P1060(0606)

ITEM 2.  CODE OF ETHICS.

(a)    Not required in this semi-annual report filed on Form N-CSR.

(c)    Not applicable.

(d)    Not applicable.

(e)    Not applicable.

(f)    Not applicable.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 6.  SCHEDULE OF INVESTMENTS.

A copy of the Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The President and Treasurer of the Trust have concluded that the Trust's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report on Form N-CSR.

     (b) There have been no changes in the Trust's internal controls over financial reporting that occurred during the Trust's last fiscal half-year that have materially affected, or are reasonably likely to affect, the Trust's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)  Not applicable.

     (b)  Certifications of the President and Treasurer of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



MEMBERS MUTUAL FUNDS


BY: /s/ David P. Marks
    ------------------
    David P. Marks
    President

DATE: 6/19/06
      ----------------





      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



BY: /s/ David P. Marks
    ------------------
    David P. Marks
    President, MEMBERS Mutual Funds

DATE: 6/19/06
      ----------------


BY: /s/ Mary E. Hoffmann
    --------------------
    Mary E. Hoffmann
    Treasurer, MEMBERS Mutual Funds

DATE: 6/19/06
      ------------------

                                  EXHIBIT INDEX


Exhibit 12(b)(i) - Certification of David P. Marks, President, MEMBERS Mutual Funds

Exhibit 12(b)(ii) - Certification of Mary E. Hoffman, Treasurer, MEMBERS Mutual Funds

EX-99.906CERT MAIL - 906 Certification